UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GOGO INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOGO INC.

105 Edgeview Dr., Suite 300

Broomfield, Colorado 80021

April 25, 2024

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Gogo Inc., to be held on June 4, 2024 at 9:00 a.m. Mountain Time. The annual meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/GOGO2024. All record holders of our outstanding shares of common stock as of the close of business on April 5, 2024, or the record date, are entitled to vote at the meeting. To participate in the annual meeting, you will need the control number located on your proxy card or the instructions that accompanied your proxy materials.

Your vote is important. Whether you plan to virtually attend the annual meeting or not, you may access electronic voting via the Internet, which is described on your enclosed proxy card (or, if you hold your shares through a bank or broker, voting instruction form), or you may sign, date and return the proxy card in the envelope provided (or, if you hold your shares through a bank or broker, voting instruction form).

Details of the business to be conducted at the annual meeting are given in the notice of annual meeting of stockholders and the proxy statement.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of our annual meeting. Consequently, most stockholders will not receive paper copies of our proxy materials. We sent to these stockholders (to the extent they were holders of record as of the close of business on the record date) a notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and for voting via the Internet on or about April 25, 2024. We also provided access to our proxy materials over the Internet beginning on that date.

On behalf of the board of directors, I want to thank you for your support of Gogo.

Sincerely,

Oakleigh Thorne Chief Executive Officer and Chair of the Board of Directors

GOGO INC.

105 Edgeview Dr., Suite 300

Broomfield, Colorado 80021

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON June 4, 2024

To the Stockholders of Gogo Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of Gogo Inc., a Delaware corporation (“Gogo” or the “Company”), will be held virtually on June 4, 2024, at 9:00 a.m. Mountain Time, at www.virtualshareholdermeeting.com/GOGO2024 for the following purposes:

1. Election of two Class II directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified;

2. A non-binding advisory vote approving 2023 executive compensation;

3. Approval of the 2024 Employee Stock Purchase Plan (the "2024 ESPP");

4. Approval of the 2024 Omnibus Equity Incentive Plan (the "2024 Plan");

5. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024; and

6. Transaction of any other business that may properly be brought before the Annual Meeting.

The Annual Meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/GOGO2024.

Our board of directors has fixed the close of business on April 5, 2024 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting.

Our board of directors recommends that you vote FOR the election of each of the director nominees named in Proposal No. 1 of the proxy statement, FOR the approval of 2023 executive compensation as described in Proposal No. 2 of the proxy statement, FOR the approval of the 2024 ESPP as described in Proposal No. 3 of the proxy statement, FOR the approval of the 2024 Plan as described in Proposal No. 4 of the proxy statement and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 5 of the proxy statement.

For our Annual Meeting, we have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. On or about April 25, 2024, we sent to these stockholders (to the extent they were holders of record as of the close of business on the record date) a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and for voting via the Internet. We also provided access to our proxy materials over the Internet beginning on that date. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials free of charge, if they so choose. The electronic delivery of our proxy materials will significantly reduce our printing and mailing costs and the environmental impact of the circulation of our proxy materials.

The Notice of Internet Availability of Proxy Materials also provides the date, time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free number, an email address and a website where stockholders may request a paper or email copy of the Proxy Statement, our annual report to stockholders and a form of proxy relating to the Annual Meeting; and information on how to attend the meeting and vote electronically.

You are cordially invited to virtually attend the Annual Meeting. You are urged to mark, date and sign your proxy card and return it by mail or follow the alternative voting procedures described in this proxy statement or the proxy card (or, if you hold your shares through a bank or broker, following the voting procedures on your voting instruction form or other information provided by your bank or broker).

BY ORDER OF THE BOARD OF DIRECTORS,

Crystal L. Gordon
Executive Vice President, General Counsel and Secretary

Broomfield, Colorado

April 25, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2024:

THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE ACCOMPANYING PROXY STATEMENT AND OUR 2023 ANNUAL REPORT TO STOCKHOLDERS ARE ALL AVAILABLE AT WWW.PROXYVOTE.COM AND MAY BE ACCESSED USING THE CONTROL NUMBER LOCATED ON EACH PROXY CARD.

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GOGO INC.

105 Edgeview Drive, Suite 300

Broomfield, Colorado 80021

2024 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Please note that the annual meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/GOGO2024.

Gogo Inc.’s 2024 Annual Meeting Information

Date and Time:	June 4, 2024, at 9:00 a.m. Mountain Time.

Place:	Virtually at www.virtualshareholdermeeting.com/GOGO2024.

Record Date:	April 5, 2024.

Voting:	Holders of common stock are entitled to one vote per share.

Admission:	To virtually attend the meeting you will need the control number located on your proxy card or the instructions that accompanied your proxy materials.

Date of Mailing and Release:	The Notice of Internet Availability of Proxy Materials was sent to stockholders of record and the proxy materials were made available on the Internet on or about April 25, 2024.

Items of Business

Proposals	Board Vote Recommendation	Page Reference (for more information)

1. Election of the two directors named in this proxy statement	FOR	60
2. Advisory vote approving executive compensation	FOR	61
3. Approval of the 2024 Employee Stock Purchase Plan (the "2024 ESPP")	FOR	62
4. Approval of the 2024 Omnibus Equity Incentive Plan (the "2024 Plan")	FOR	67
5. Ratification of the appointment of our independent registered public accounting firm	FOR	77

2024 Proxy Statement	1

Board Structure

The board of directors (the “Board”) of Gogo Inc. (“Gogo” or the “Company”) currently has nine directors divided into three classes: three in Class I, two in Class II and four in Class III. The terms of office of the two Class II directors expire at the Annual Meeting.

Election of Class II Directors

The two nominees for election as Class II directors are listed below. If elected, the nominees for election as Class II directors will serve for a term of three years or until their successors are duly elected and qualified. If you sign and return the accompanying proxy, your shares will be voted for the election of the two Class II nominees recommended by the Board unless you choose to withhold authority to vote for any of the nominees. If any nominee for any reason is unable to serve or will not serve, your proxy may be voted for a substitute nominee designated by the Board as the proxy holders may determine. The Board is not aware of any nominee who will be unable to or will not serve as a director. There is no cumulative voting.

In order to be elected, a nominee must receive a plurality of the votes validly cast at the Annual Meeting. Therefore, the two nominees who receive the highest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Class II nominees are as follows:

Name	Age	Director Since	Occupation	Board Committees	Independent
Michele Coleman Mayes	74	2016	Former Vice President, General Counsel and Secretary for the New York Public Library	Audit, N&CG	Yes
Harris N. Williams	54	2010	Senior Managing Director of WF Investment Management LLC	Audit	Yes

Additional information about the two director nominees, as well as the Class I and Class III directors who will continue to serve after the Annual Meeting, is provided in "Our Board of Directors and Corporate Governance."

Advisory Vote on Executive Compensation

The Board is asking you to vote to approve the compensation of our named executive officers, often referred to as a “say-on-pay” advisory vote. While the advisory vote is not binding on our Board, the Board and Compensation Committee will take the result of the vote into account when determining future executive compensation arrangements. For more information, see "Proposal 2: Advisory Vote to Approve Executive Compensation."

2	GOGO INC.

2024 Employee Stock Purchase Plan

The Board is asking you to vote to approve the 2024 ESPP. For more information, see "Proposal No. 3: Approval of the 2024 Employee Stock Purchase Plan."

2024 Omnibus Equity Incentive Plan

The Board is asking you to vote to approve the 2024 Plan. For more information, see "Proposal No. 4: Approval of the 2024 Omnibus Equity Incentive Plan."

Ratification of the Appointment of the Independent Registered Public Accounting Firm

The Board is asking you to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2024 fiscal year. For more information, see "Proposal No. 5: Ratification of the Appointment of Accountants."

2024 Proxy Statement	3

OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance Highlights

Our commitment to corporate governance is reflected in several practices of our Board and its committees, as described below.

8 of our 9 directors are independent	Oversight by Lead Independent Director	Our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee consist solely of independent directors

Regular executive sessions of independent directors	At least 75% Board and committee meeting attendance for each director in 2023	Annual Board self-evaluations

Comprehensive Code of Business Conduct and Ethics and the Code of Financial Ethics	Resignation policy for uncontested director elections	DEI initiatives

Single-class voting structure	Anti-hedging and anti-pledging policies	Risk oversight by Board and committees

The following sections provide an overview of our corporate governance structure and processes. Among other topics, we describe how we select directors, how we consider the independence of our directors and key aspects of our Board operations.

Our Board

The Company’s Bylaws provide that the Board shall consist of not fewer than three directors, with the exact number to be fixed by the Board. The Board has fixed the current number of directors at ten.

The Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) divides the Board into three classes, as nearly equal in number as possible, with the terms of office of the directors of each class ending in different years. Class I currently has three directors, Class II currently has two directors and Class III currently has four directors. The terms of directors in Classes II, III and I end at the annual meetings in 2024, 2025 and 2026, respectively.

Director	Age	Position	Director Since
	Class II Directors for election at the 2024 Annual Meeting
Michele Coleman Mayes	74	Director	2016
Harris N. Williams	54	Director	2010
	Class III Directors for election at the 2025 Annual Meeting
Mark Anderson	48	Director	2021
Robert L. Crandall	88	Director	2006

4	GOGO INC.

Director	Age	Position	Director Since
Christopher D. Payne	55	Director	2014
Michael Abad-Santos	51	Director	2023
	Class I Directors for election at the 2026 Annual Meeting
Hugh W. Jones	60	Lead Independent Director	2016
Oakleigh Thorne	66	Chair of the Board and Chief Executive Officer	2006
Charles C. Townsend	75	Director	2010

At each annual meeting of the stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The Board is therefore asking you to elect the two nominees for director whose terms expire at the Annual Meeting. Michele Coleman Mayes and Harris N. Williams, our current Class II directors, have been nominated for reelection at the Annual Meeting. See “Proposal 1: Election of Directors.”

Biographical information for each nominee and continuing director is set forth below. We have also identified for each individual the business experience, qualifications, attributes and skills that underlie the Board’s and Nominating and Corporate Governance Committee’s belief that each individual is a valuable member of the Board.

Class II Nominees

Michele Coleman Mayes is the former Vice President, General Counsel and Secretary for the New York Public Library (NYPL). She was at NYPL from August 2012 to February 2024 after serving as Executive Vice President and General Counsel for Allstate Insurance Company since 2007. Prior to Allstate, she served as a Senior Vice President and the General Counsel of Pitney Bowes Inc. from 2003 to 2007 and in several legal capacities at Colgate-Palmolive from 1992 to 2003. In 1982, Ms. Mayes entered the corporate sector as managing attorney of Burroughs Corporation. After Burroughs and Sperry Corporation merged, creating Unisys Corporation, she was appointed Staff Vice President and Associate General Counsel for Worldwide Litigation. From 1976 through 1982, she served in the U.S. Department of Justice as an Assistant United States Attorney in Detroit and Brooklyn, eventually assuming the role of Chief of the Civil Division in Detroit. Ms. Mayes joined the Board of Brookfield Reinsurance Ltd. (NYSE: BNRE) in August 2023, where she also serves on the Governance and Nominating Committee. She chaired the American Bar Association Commission on Women in the Profession from 2014 to 2017, and has served on the Board of Trustees of the American College of Corporate Governance Counsel since 2019 and as a Director for the Center for Reproductive Rights since 2020, where she is currently Vice Chair of the Board. Ms. Mayes served as a director of Assurant, Inc. from 2004 to 2007, where she also served as a member of the Audit Committee and Chair of the Nominating and Governance Committee. Since March 2021, Ms. Mayes has been a non-director member of the Special Litigation Committee of Exelon Corporation.

Ms. Mayes’s specific qualifications, experience, skills and expertise, which we believe qualify her to serve on the Board, include:

• Legal, analytical and governance skills;

• Core business skills and leadership experience; and

• Expertise in civil litigation and governance matters.

2024 Proxy Statement	5

Harris N. Williams serves as Senior Managing Director of WF Investment Management LLC, a diversified asset management business. From 2005 to 2013, Mr. Williams was an executive with Ripplewood Holdings, LLC, a global private equity firm focused on control investments, serving as Managing Director since 2007. Prior to 2005, Mr. Williams was in the Investment Banking division of Credit Suisse, primarily focused on mergers and acquisitions and leveraged buyouts. Mr. Williams’s industry areas of focus have included Technology, Media, Financial Services, Healthcare, Industrials and Hospitality on a global basis. Mr. Williams served on the board of directors of 3W Power Holdings Ltd. from 2011 to 2013, where he also served as Chairman of the Audit Committee.

Mr. Williams’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Core business skills, including financial and strategic planning; and

• Expertise in financial management, financial reporting and financial department oversight.

Class III Directors – Terms Expiring at the 2025 Annual Meeting

Michael Abad-Santos serves as the CEO of BridgeComm, Inc. He joined BridgeComm in 2019 and served as the Senior Vice President of Business Strategy and Business Development until his appointment to CEO in 2021. Prior to joining BridgeComm, Mr. Abad-Santos held a range of executive roles, including Senior Vice President, Americas, at LeoSat Enterprises from 2016 to 2019, where he led commercial activities, strategy development and execution in the Americas region, as well as government activities worldwide, and Chief Commercial Officer at TrustComm Inc. from 2014 to 2016. Mr. Abad-Santos also served as Senior Vice President, Global Government at Inmarsat from 2011 to 2014.

Mr. Abad-Santos's specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Core business skills, including executive leadership, commercial execution and strategic planning; and

• A deep understanding of the telecommunications, satellite provider and wireless technology industries.

Mark Anderson joined GTCR LLC in 2000 and currently serves as a Managing Director of the firm and the Head of the Technology, Media & Telecommunications group. He previously worked at Bowles Hollowell Conner & Co. from 1998 to 2000. Mr. Anderson currently serves as a director of Vivid Seats (Nasdaq: SEAT), as well as the private companies Rithum, Jet Support Services Inc., Lexipol, Once For All, Point Broadband and Visionary Broadband. In addition, Mr. Anderson previously served as a director on past GTCR portfolio companies, including Beeline, CAMP Systems, Cision, Global Traffic Network, Land Lease Group, Landmark Aviation, Lytx and XIFIN, and was instrumental in other GTCR investments including Skylight Financial, Solera and Transaction Network Services. Mr. Anderson holds an MBA from Harvard Business School and a BS from the McIntire School of Commerce at the University of Virginia. Mr. Anderson is a member of the Chicago-area Jefferson Scholars Selection Committee for the University of Virginia.

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Mr. Anderson’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Core business skills, including financial and strategic planning; and

• A deep understanding of the technology and e-commerce industries.

Robert L. Crandall is the former chairman and CEO of AMR Corporation and American Airlines. Mr. Crandall served as a member of the board of directors of Aircell, our predecessor company, from 2003 until January 2007.

Mr. Crandall’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Operating and management experience;

• Core business skills, including financial and strategic planning; and

• A deep understanding of the airline industry.

Christopher D. Payne is currently a Strategic Advisor to DoorDash Inc. Mr. Payne formerly served as the President and Chief Operating Officer of DoorDash Inc. from January 2016 to March 1, 2023. Mr. Payne was formerly the CEO of Tinder, Inc. from March 2015 to September 2015, the Senior Vice President, North American Marketplaces of eBay Inc. from September 2010 to December 2014 and the founder and CEO of Positronic, Inc. from July 2007 until December 2008, when it was sold to eBay. Mr. Payne previously served as a Vice President at Amazon from 1998 to 2001 and a Vice President at Microsoft from 2001 to 2007. Mr. Payne also was on the board of directors of Rue La La from July 2011 to October 2013. In April 2024, Mr. Payne began serving on the board of directors for Hims & Hers, a leading health and wellness platform.

Mr. Payne’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Operating and management experience;

• Core business skills, including financial and strategic planning; and

• A deep understanding of the technology and e-commerce industries.

Class I Directors - Terms Expiring at the 2026 Annual Meeting

Hugh W. Jones is a co-founder of Basalt Investments, LLC. Mr. Jones previously served as President of Sabre Airline Solutions from April 2011 to August 2017. From 1996 to 2011, Mr. Jones held a number of other executive positions including President and CEO of Travelocity and COO of Sabre Travel Network and Airline Solutions. Mr. Jones has served on the board of directors of the travel technology company Travelport (formally Toro Private OpCo, LTD) since May 2019. He began his career in the travel industry at American Airlines in 1988, serving in a variety of finance positions.

Mr. Jones’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Core business skills, including financial, operating and management;

• Finance, financial reporting, compliance and controls expertise; and

2024 Proxy Statement	7

• A deep understanding of the airline technology and ecommerce industries.

Oakleigh Thorne has served as our Chief Executive Officer since March 4, 2018, and as Chair of the Board since January 1, 2021. He also served as our President from March 4, 2018 through March 31, 2022. Mr. Thorne also serves as the CEO of Thorndale Farm, L.L.C., which oversees investment of Thorne family assets. From 1996 to 2009, Mr. Thorne served as the Co-President of Blumenstein/Thorne Information Partners, L.L.C., a private equity and venture capital firm. From 2000 to 2007, Mr. Thorne served as Chairman and CEO of eCollege.com, a then-publicly traded provider of outsourced eLearning solutions, and he previously served as CEO of Commerce Clearing House Inc. and as a director of ShopperTrak and MachineryLink. Mr. Thorne served as a member of the board of directors of Aircell, our predecessor company, from 2003 until January 2007.

Mr. Thorne’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Core business skills, including financial and strategic planning;

• Finance, financial reporting, compliance and controls expertise; and

• A deep understanding of our Company and industry.

Charles C. Townsend currently serves as Managing General Partner of Bluewater Wireless II, L.P. and Whitewater Wireless II, L.P. Mr. Townsend founded Aloha Partners LP in 2001 and served as its Managing General Partner until 2008. Mr. Townsend has served on the Board of Directors of CTIA, a trade association representing the wireless telecommunications industry, from 2017 to the present. Since January 2004, Mr. Townsend has also served as President of Pac 3, LLC.

Mr. Townsend’s specific qualifications, experience, skills and expertise, which we believe qualify him to serve on the Board, include:

• Core business skills, including financial and strategic planning;

• A deep understanding of the telecommunications industry; and

• Extensive knowledge of wireless spectrum valuations and uses.

Selecting Nominees for Director

Our Board has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the Board nominees for director. In accordance with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, in evaluating director candidates, recommends to the Board appropriate criteria for the selection of new directors based on the strategic needs of the Company and the Board, periodically reviews the criteria adopted by the Board and, if deemed desirable, recommends changes to such criteria.

Candidate Identification

The Nominating and Corporate Governance Committee is responsible for recommending to the Board nominees for election to the Board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the Board. New candidates may be identified through recommendations from independent directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the Board, and stockholder recommendations.

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Evaluations of prospective candidates typically include a review of the candidates’ background and qualifications by the Nominating and Corporate Governance Committee, interviews with the Committee as a whole, one or more members of the Committee, or one or more other Board members, and discussions within the Nominating and Corporate Governance Committee and the full Board. The Nominating and Corporate Governance Committee then recommends candidates to the full Board, with the full Board selecting the candidates to be nominated for election by the stockholders or to be elected by the Board to fill a vacancy.

The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the Board for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing to the following address: Corporate Secretary, c/o Gogo Business Aviation LLC, 105 Edgeview Drive, Suite 300, Broomfield, Colorado 80021. Our Bylaws set forth the timing and content requirements for direct nomination of an individual by a stockholder for election to the Board. For more information, see “Other Information for Stockholders—Stockholder Proposals and Director Nominations for 2025.” Director candidates identified by stockholders will be evaluated in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidates.

Candidate Evaluation

In evaluating each nominee, the Nominating and Corporate Governance Committee considers various criteria and qualifications for Board membership, including, but not limited to, the following: relevant knowledge and individual qualifications (including professional experience and understanding of the Company’s business environment); personal qualities of leadership (including strength of character, wisdom, judgment, ability to make independent analytical inquiries and the ability to work collegially with others); potential conflicts of interest, existing commitments to other businesses and legal considerations such as antitrust issues; independence under applicable SEC rules and regulations and the Nasdaq listing standards; and overall fit with the composition and expertise of the existing Board. The Nominating and Corporate Governance Committee also values diversity, in its broadest sense, reflecting, but not limited to, profession, geography, gender, race, ethnicity, skills and experience. When conducting a search, the Nominating and Corporate Governance Committee endeavors to include individuals who would add diversity to the Board in the qualified pool from which Board candidates are chosen.

The Nominating and Corporate Governance Committee also makes recommendations to the Board to ensure it is composed of directors with sufficiently diverse and independent backgrounds, as shown in the below Board Diversity Matrix. Each of the categories listed in the below table is defined under Nasdaq listing standards.

Board Diversity Matrix as of April 25, 2024
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity

2024 Proxy Statement	9

Board Diversity Matrix as of April 25, 2024

Directors	1	8	—	—
Demographic Background
African American or Black	1	—	—	—
Asian	—	1	—	—
White	—	7	—	—

Director Independence

Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board. In addition, the listing standards of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. In order to consider a director independent, the Board must affirmatively determine that he or she has no material relationship with Gogo Inc. and is independent under the independence criteria for directors established by Nasdaq, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the independence criteria adopted by the Board. The independence criteria adopted by the Board are set forth in the Company’s Corporate Governance Guidelines.

The Board undertook its annual review of director independence in 2024. As part of this review, the Board considered whether there were any relationships between each director or any member of his or her immediate family and the Company. The Board also examined whether there were any relationships between an organization of which a director is a partner, stockholder or executive officer and the Company. The purpose of this review was to determine whether any such relationships were inconsistent with a determination that a director is independent. As a result of this review, the Board affirmatively determined that all of our director nominees and directors serving during fiscal 2023, other than Mr. Thorne, are independent under the Nasdaq listing standards. The Board also affirmatively determined that all directors currently serving on the Audit Committee or who served during fiscal 2023 satisfy the independence requirements of Nasdaq and the SEC relating to audit committee members, and that all directors currently serving on the Compensation Committee or who served during fiscal 2023 satisfy the independence requirements of Nasdaq relating to compensation committee members.

Executive Sessions of Our Non-Management Directors

The Lead Independent Director and the full Board each have authority to require the Board to meet in executive sessions outside the presence of management. The independent directors meet in regularly scheduled executive sessions without management not less frequently than once per quarter.

10	GOGO INC.

Board Leadership Structure

As noted in our Corporate Governance Guidelines, the Board has no policy with respect to the separation of the offices of Chair and Chief Executive Officer. The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. Periodically, our Board assesses the Board leadership structure to ensure that it serves the interests of the Company and our stockholders and promotes the creation of long-term stockholder value.

Lead Independent Director

Mr. Thorne, our Chief Executive Officer, currently serves as the Chair of our Board, and as a result, our independent directors have selected Mr. Jones to act as Lead Independent Director pursuant to our Corporate Governance Guidelines. The Lead Independent Director has the following authorities and/or responsibilities: calling meetings of the Board; calling and chairing all meetings of the independent directors; serving as the primary liaison between the Chief Executive Officer and the independent directors, and coordinating the annual performance reviews of the Chair of the Board and Chief Executive Officer; approving meeting schedules, agendas and the information furnished to the Board to ensure the Board has adequate time and information for discussion; being available for consultation and direct communication with major stockholders as appropriate; and coordinating the activities of the other independent directors and perform such other duties as may be established or delegated by the independent directors.

Merits of our Current Structure

The Board believes that its current leadership structure is appropriate for the Company at this time. Our Chief Executive Officer and Chair has extensive knowledge of all aspects of the Company, our business and risks and our customers. This experience allows the Board to understand the Company better and work closely with management to enhance stockholder value. In addition, the Board believes that this structure helps it fulfill more effectively its risk oversight responsibilities and enhances the ability of the Chief Executive Officer and Chair to effectively communicate the Board’s view to management. Additionally, the Board believes that the responsibilities of the Lead Independent Director help to ensure appropriate oversight of the Company’s management by the Board and optimal functioning of the Board. The effectiveness of the Lead Independent Director is enhanced by the Board’s independent character. For more information, see “—Director Independence.”

Risk Oversight

Management’s Role in Risk Oversight

Management of the Company, including the Chief Executive Officer and other executive officers, is primarily responsible for managing risks associated with the business, operations, and financial and disclosure controls. The Company’s executive officers, including the Executive Vice President, General Counsel and Secretary, report directly to our Chief Executive Officer, providing him with visibility into the Company’s risk profile. The head of the Company’s internal audit function regularly reports to the Audit Committee, and each of the Executive Vice President, General Counsel and Secretary and head of internal audit have private sessions with the Audit Committee on a regular basis.

2024 Proxy Statement	11

Management has established a number of committees as a means to bring risk issues to the attention of senior management. The committees include the Risk Committee, the SOX Steering Committee, the Technology Oversight Committee, the Ethics Committee, the Cybersecurity Cross Functional Team ("Cybersecurity CFT"), and the Disclosure Committee. The foregoing committees meet at least quarterly (or more frequently if needed) other than the Technology Oversight Committee, which convenes upon the occurrence of certain events as outlined in the committee’s charter. The Risk Committee, which is comprised of all members of the senior management team and our leader of Internal Audit, synthesizes operational and strategic issues discussed in other committee meetings to prepare a quarterly risk register that is presented to the Board.

For further information regarding the Cybersecurity CFT and the management of our Cybersecurity risks, please see Item 1C of our Annual Report on Form 10-K filed on February 28, 2024.

The output from these internal committees informs the creation of a risk register that is shared with the Board on a regular basis and serves as a focal point for enterprise risk management discussions with the Board. We typically organize enterprise risks into broad categories of strategic, operational, financial, legal and compliance or reputational risk. Risks identified through our risk management processes are prioritized and, depending on the probability and severity of the risk, escalated as appropriate. Senior management discuss these risks regularly with the risk owners within the businesses and at the corporate level. Risk leaders within the businesses and corporate functions are responsible for presenting risk assessments and key risks to senior management and, when appropriate, to the Board or the relevant committee of the Board. Refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of key risks that could have a material adverse effect on our business, reputation, financial position and results of operations.

The Board’s Role in Risk Oversight

Risk assessment and risk management are the responsibility of the Company’s management, and the Board has oversight responsibility for those processes. The Audit Committee assists with the oversight of the company’s enterprise risk management framework (including cybersecurity and data privacy), and the Board has also delegated specific risk oversight responsibility to committees of the Board based on the expertise of those committees. Our committee charters define the risk areas for which each committee has ongoing oversight responsibility, while the Board as a whole focuses on the most significant risks facing the Company. On a regular basis, reports of all committee meetings are presented to the Board, and the Board periodically conducts deep dives on key enterprise risks.

• Audit Committee: Under its charter, the Audit Committee is responsible for reviewing and discussing our risk management practices, including the effectiveness of the systems and policies for risk assessment and risk management; the major financial risk exposures as well as the steps management has taken to monitor and control such exposures; any unusual material transactions; and management, internal auditor and independent auditor reviews regarding policies, procedures and monitoring related to the applicable laws and regulations. The Audit Committee also oversees our legal, regulatory, corporate compliance and ethics programs, as well as the internal audit function. In addition, the Audit Committee oversees the Company’s guidelines and policies with respect to assessing and managing cybersecurity risk, including programs established by management to monitor and control such risk.

• Compensation Committee: The Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. For instance, in 2023 the Compensation Committee assessed the risks

12	GOGO INC.

associated with the Company’s compensation practices and policies for employees, including a consideration of risk-mitigating factors in the Company’s compensation practices and policies (as discussed in “Compensation Discussion and Analysis—Compensation Risk Mitigation Measures”) and concluded that the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

• Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee is tasked with overseeing and reviewing the Company’s corporate governance practices and policies, the Company’s environmental and social strategy and the related risks, and succession planning.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices that the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluations and succession planning, and board committees and compensation.

Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at https://ir.gogoair.com.

Code of Business Conduct

We have a long-standing commitment to conduct our business in accordance with high ethical principles. Our Code of Business Conduct and Ethics applies to our directors, chief executive officer, chief financial officer, chief accounting officer and all other officers and employees. Our Code of Financial Ethics applies to our chief executive officer, chief financial officer, chief accounting officer and any other key employees performing finance or accounting functions. Copies of the Code of Business Conduct and Ethics and the Code of Financial Ethics may also be accessed on the corporate governance section of our investor relations website at https://ir.gogoair.com. We intend to disclose any future amendments to, or waivers from, the Code of Business Conduct and Ethics and the Code of Financial Ethics within four business days of the waiver or amendment through a website posting to the extent required by the rules and regulations of the U.S. Securities and Exchange Commission ("SEC").

Committees of the Board

Our Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table shows the current members of each committee and the number of meetings held during fiscal year 2023. The written charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees of our Board also are available on the corporate governance section of our investor relations website at https://ir.gogoair.com.

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Director	Audit	Compensation	N&CG
Michael Abad Santos	✓(1)
Mark Anderson		✓	✓
Robert L. Crandall		✓
Hugh W. Jones	✓	✓*(2)
Michele Coleman Mayes	✓		✓*
Christopher D. Payne			✓
Oakleigh Thorne
Charles C. Townsend		✓
Harris N. Williams	✓*
Number of meetings	4	4	2

✓= current committee member; * = chair

(1) Mr. Abad-Santos was appointed to serve on the Audit Committee on October 11, 2023.

(2)During fiscal 2023, prior to his retirement effective January 2, 2024, Mr. Mundheim was chair of the Compensation Committee.

Audit Committee. Our Audit Committee is responsible, among its other duties and responsibilities, for overseeing our accounting and financial reporting processes, the audits of our financial statements, the qualifications and independence of our independent registered public accounting firm, the effectiveness of our internal control over financial reporting and the performance of our internal audit function and independent registered public accounting firm. Our Audit Committee reviews and assesses the qualitative aspects of our financial reporting, our processes for managing business and financial risks, and our compliance with legal, ethical and regulatory requirements, including oversight of Cybersecurity. Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm.

During fiscal year 2023, our Audit Committee held four meetings. Our Audit Committee is currently composed of Messrs. Williams (chair), Abad-Santos and Jones and Ms. Mayes. Each member of our Audit Committee meets the Nasdaq independence requirements, is financially literate, and is an independent director under Rule 10A-3 under the Exchange Act. Our Board has determined that Mr. Williams is an audit committee financial expert as defined by the SEC.

Compensation Committee. Our Compensation Committee is responsible, among its other duties and responsibilities, for reviewing and approving all forms of compensation to be provided to, and employment agreements with, the executive officers and directors of the Company and its subsidiaries (including our Chief Executive Officer) and establishing the general compensation policies of the Company and its subsidiaries.

During fiscal year 2023, our Compensation Committee held four meetings. Our Compensation Committee is currently composed of Messrs. Jones (Chair), Anderson, Crandall, and Townsend. Each member of our Compensation Committee meets the Nasdaq independence requirements and is an outside director under Section 162(m) of the Internal Revenue Code. If all directors serving on our Compensation Committee do not meet the “non-employee director” requirements of Rule 16b-3 under the Exchange Act, our Compensation Committee will delegate to a special Section 16b-3 subcommittee consisting of those Compensation Committee members who meet such requirements the authority to approve grants of equity-based compensation subject to Section 16(b) of the Exchange Act. From time to time, our Compensation Committee also delegates authority to our Chief Executive Officer to approve equity grants to non-executive officers and other employees.

14	GOGO INC.

For additional information about our Compensation Committee’s processes and the role of executive officers and compensation consultants in determining compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee is responsible, among its other duties and responsibilities, for identifying and recommending candidates for election to our Board (including candidates proposed by stockholders), reviewing the composition of our Board and its committees, developing corporate governance guidelines and recommending them to our Board for approval, managing the Board’s annual self-evaluation process and developing and periodically reviewing succession plans for our Chief Executive Officer and such other officers as the Nominating and Corporate Governance Committee deems appropriate, and overseeing and reviewing the Company’s environmental and social strategy.

During fiscal year 2023, our Nominating and Corporate Governance Committee held two meetings. Our Nominating and Corporate Governance Committee is currently composed of Ms. Mayes (chair) and Messrs. Anderson and Payne. Each member of our Nominating and Corporate Governance Committee meets the Nasdaq independence requirements.

Meetings of the Board and Attendance at the Annual Meeting

Our Board held five meetings during fiscal year 2023. Each of our directors attended at least 75% of the total number of meetings of the Board and any committees of which he/she was a member during the time in which such director served on the Board or any committee. It is the Board’s policy that our directors attend our annual meetings. All members of our Board attended the 2023 annual meeting of stockholders.

Plurality Voting for Directors and Director Resignation Policy

The Company’s Bylaws provide for the election of directors by a plurality of the votes cast. This means that the two individuals nominated for election to the Board at the Annual Meeting who receive the highest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected. In addition, it is the Company’s policy that if (i) a director ceases to be employed by his or her principal employer, commences employment with a new employer or, while remaining employed by the same employer, undergoes a significant change in his or her position or employment responsibilities, (ii) an independent director ceases to qualify as such, or (iii) a nominee for director, in an uncontested election of directors, receives a greater number of votes “withheld” from his or her election than votes “for” his or her election, the affected director will be required to promptly tender to the Board his or her resignation as director. The Nominating and Corporate Governance Committee will consider the tendered resignation and recommend to the Board whether to accept or reject the resignation, and the Board will make such determination, based on a review of whether the individual continues to satisfy the Board’s membership criteria and any other matters that the Board may consider relevant to its determination.

Succession Planning and Management Development

We are focused on talent development at all levels within our organization. Among the key responsibilities of the Nominating and Corporate Governance Committee is to ensure that management establishes, and such committee oversees an effective executive succession plan. The Board regularly reviews the

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succession plans that support our overall business strategy, with a focus on key positions at the senior officer level. The Board recognizes that succession planning and talent management are closely connected to risk management. Potential leaders are given exposure and visibility to Board members through formal presentations and informal events. More broadly, the Board is regularly updated on key talent indicators for the overall workforce, including through diversity and recruiting.

Security Ownership Policies

The Company’s policies prohibit all directors and employees (as well as persons living in their household, including immediate family members) from engaging in short sales and transactions in puts, calls or other derivative transactions with respect to the equity of the Company or its affiliates. The Company’s policies also discourage all such insiders from engaging in hedging or monetization transactions involving securities of the Company or its affiliates (such as zero-cost collars and forward sale transactions), which allow a person to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. Any such insider wishing to enter into a hedging or monetization transaction must pre-clear it with the Company’s General Counsel at least two weeks before the proposed transaction. The General Counsel has discretion to reject any such transaction in its judgment. The Company further requires that pledges by directors and executive officers of securities of the Company or its affiliates be pre-approved by the Board or a Board-designated committee.

Communications with the Board

Stockholders who wish to contact our Board may send written correspondence, in care of the Executive Vice President, General Counsel and Secretary, c/o Gogo Business Aviation LLC, 105 Edgeview Drive, Suite 300, Broomfield, Colorado 80021. Communications may be addressed to an individual director, to the non-management directors as a group or to the Board as a whole. Communications not submitted confidentially that discuss business or other matters relevant to the activities of our Board will be preliminarily reviewed by the office of the Executive Vice President, General Counsel and Secretary and then distributed either in summary form or by delivering a copy of the communication. Communications marked as confidential will be distributed, without review by the office of the Secretary, to the director, or group of directors, to whom they are addressed. With respect to other correspondence received by the Company that is addressed to one or more directors, the Board requests that the following items not be distributed to directors: junk mail and mass mailings, product and services complaints, product and services inquiries, résumés and other forms of job inquiries, solicitations for charitable donations, surveys, business solicitations and advertisements.

16	GOGO INC.

EXECUTIVE OFFICERS

Our executive officers are designated by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers. Our executive officers are as follows:

Executive Officer	Age	Position
Oakleigh Thorne	66	Chair of the Board and Chief Executive Officer
Sergio Aguirre	60	President and Chief Operating Officer
Jessica Betjemann	52	Executive Vice President and Chief Financial Officer
Leigh Goldfine	47	Vice President, Controller and Chief Accounting Officer
Crystal L. Gordon	45	Executive Vice President, General Counsel and Secretary

Mr. Thorne’s biography and related information may be found above in the section titled “Our Board of Directors and Corporate Governance—Class I Nominees.” The following is biographical information for our other executive officers:

Sergio Aguirre joined us in February 2007, and after serving in various sales and management positions was promoted from President, Business Aviation to President and Chief Operating Officer in April 2022. From 2001 to 2007, Mr. Aguirre was employed as the director of sales for Securaplane Technologies Inc. Mr. Aguirre has more than 30 years’ experience in the aviation industry and has served in a variety of positions, including mechanics, sales, product development and management. Mr. Aguirre attended Orange Coast College and completed Harvard Business School’s Advanced Management Program.

Jessica Betjemann joined us in August 2016 as Vice President of Financial Planning & Analysis and became our Senior Vice President, Finance, and Chief Accounting Officer in August 2021 until her promotion to Executive Vice President and Chief Financial Officer in March 2023. Ms. Betjemann previously served as Vice President of Strategic Business Planning at Nokia in 2016 and held progressive senior leadership roles in strategy and business operations at Alcatel-Lucent from 2007 to 2015. Prior to that, Ms. Betjemann held various strategy and finance roles at Lucent Technologies and AT&T. Ms. Betjemann received her Master’s degree in Business Administration from the Stern School of Business at New York University and a Bachelor’s degree in Mathematics and Economics from Lafayette College in Easton, Pennsylvania.

Leigh Goldfine joined us in October 2022 as Vice President and Controller and was named to Vice President, Controller and Chief Accounting Officer in March 2023. Mr. Goldfine previously served as Assistant Controller for Intelsat’s Commercial Aviation division since April 2021. Mr. Goldfine transferred to Intelsat following our Commercial Aviation division sale in December 2020, and he had previously served in several leadership roles in corporate accounting at the Company beginning in May 2010. From November 2005 to May 2010, Mr. Goldfine was promoted from a senior accountant to a manager of financial reporting for Richardson Electronics in LaFox, Illinois. Prior to his time at Richardson, he held accounting positions with Exelon Corporation and Trizec Properties after starting his career with accounting firm BDO Seidman in 2000. Mr. Goldfine earned both his Bachelor’s and Master’s degrees in Accounting from Wisconsin School of Business.

Crystal L. Gordon joined us in November 2022 as Executive Vice President, General Counsel and Secretary. Ms. Gordon previously served as Senior Vice President, General Counsel and Head of Government

2024 Proxy Statement	17

Affairs and Corporate Secretary for Bristow Group Inc. from June 2020 to November 2022. Ms. Gordon was appointed to that position after helping lead the merger between Bristow Group Inc. and Era Group Inc. She previously served as Era’s Senior Vice President, General Counsel and Chief Administrative Officer starting in January 2019. From 2011 through 2018, Ms. Gordon served as the Executive Vice President, General Counsel and Corporate Secretary of Air Methods Corporation, an emergency air medical company operating over 400 aircraft throughout the U.S. Prior to her appointment at Air Methods Corporation, she worked in private practice as a corporate and securities lawyer with Davis Graham & Stubbs LLP, in Denver, Colorado. She also held several compliance roles in the financial services industry prior to attending law school. Ms. Gordon earned her Bachelor of Science degree in Biology from Santa Clara University and a Juris Doctor degree from the University of Denver Sturm College of Law.

18	GOGO INC.

RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have adopted a written related person transactions policy pursuant to which our executive officers, directors and principal stockholders, including their immediate family members, will not be permitted to enter into a related person transaction with us without the consent of our Audit Committee. Any proposed transaction between the Company and an executive officer, director, principal stockholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, must be presented to our Audit Committee for review, consideration and approval. Our directors, executive officers and employees are required to report any proposed related person transaction to our Audit Committee. In approving or rejecting the proposed transaction, our Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the policy, if we discover any related person transaction that has not been properly approved, our Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Related Person Transactions

Exchange Transaction

On April 1, 2021, we entered into an exchange agreement (the “Exchange Agreement”) with Silver (XII) Holdings, LLC (“GTCR”), an entity affiliated with Mark Anderson, pursuant to which GTCR agreed to exchange $105,726,000 aggregate principal amount of the Company’s 6.00% Convertible Senior Notes due 2022 (the “2022 Convertible Notes”) beneficially owned by GTCR for 19,064,529 shares of the Company’s common stock. Pursuant to the terms of the Exchange Agreement, GTCR has the right to designate one director for election to the Board and to have one Board observer, until GTCR ceases to own at least 40% of the shares of common stock held by GTCR immediately following consummation of the transactions contemplated by the Exchange Agreement (the “Board Fall-Away Date”). In the event the director designated by GTCR is not elected at any meeting of our stockholders to approve such designee, the Board will fill a vacancy, or increase the number of directorships of the Board to create a vacancy that the Board will fill, with GTCR’s designated nominee, provided that we have no obligation to appoint a particular designee if such individual has previously been nominated for election, but was not elected as a director at any meeting of our stockholders. Upon the Board Fall-Away Date, GTCR’s director designee would be required to tender his resignation from the Board, which resignation would be contingent upon the Board’s acceptance. GTCR has designated Mark Anderson to serve on the Board. At any time that GTCR does not have a director designee serving on the Board, it would no longer be entitled to an observer on the Board.

Registration Rights Agreement

On December 31, 2009, we entered into a registration rights agreement with certain of our stockholders, including certain entities affiliated with Oakleigh Thorne, Charles Townsend and Robert Mundheim (as amended to date, the “Registration Rights Agreement”). The registration of shares of our common stock pursuant to the exercise of registration rights would enable the holders to trade these shares without restriction under the Securities Act, when the applicable registration statement is declared effective.

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The demand and piggyback registration rights commenced 180 days after the closing of our initial public offering on June 26, 2013 and continue perpetually. We are not required to effect more than two demand registrations in any twelve-month period or any demand registration within 180 days following the date of effectiveness of any other registration statement. If the Board (or an authorized committee thereof), in its reasonable good faith judgment determines that the filing of a registration statement will materially affect a significant transaction or would force the Company to disclose confidential information which is adverse to the Company’s interest, then the Board may delay a required registration filing for periods of up to 90 days, so long as the periods do not aggregate to more than 120 days in a twelve-month period. Generally, in an underwritten offering, the managing underwriter has the right, subject to specified conditions, to limit the number of shares such holders may include. We will pay the registration expenses, other than underwriting discounts and commissions and certain counsel or advisor fees as described therein, of the shares registered pursuant to the demand and piggyback registrations described below.

Demand Registration Rights. Under the terms of the Registration Rights Agreement, stockholders that are a party to the agreement may, under certain circumstances and provided they meet certain thresholds described in the Registration Rights Agreement, make a written request to us for the registration of the offer and sale of all or part of the shares subject to such registration rights (the “Registrable Securities”). If we are eligible to file a registration statement on Form S-3 or any successor form with similar “short-form” disclosure requirements, the holders of Registrable Securities may make a written request to us for the registration of the offer and sale of all or part of the Registrable Securities provided that the Registrable Securities to be registered under such short-form registration have an aggregate market value, based upon the offering price to the public, equal to at least $15.0 million.

Piggyback Registration Rights. If we register the offer and sale of any of our securities (other than a registration statement relating to an initial public offering or on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) either on our behalf or on the behalf of other security holders, the holders of the Registrable Securities under the Registration Rights Agreement are entitled to include their Registrable Securities in the registration, subject to certain exceptions relating to “block trades” effectuated pursuant to the terms of the GTCR Registration Rights Agreement (as defined below). The managing underwriters of any underwritten offering may limit the number of Registrable Securities included in the underwritten offering if the underwriters believe that including these shares would have a materially adverse effect on the offering. If the number of Registrable Securities is limited by the managing underwriters, the securities to be included first in the registration will depend on whether we or certain holders of our securities initiate the piggyback registration. If we initiate the piggyback registration, we are required to include in the offering (i) first, the securities we propose to sell and (ii) second, the securities all selling security holders propose to sell (including holders of Registrable Securities and GTCR Registrable Securities (as defined below)), pro rata, on the basis of the number of securities owned by each such holder. If a holder of GTCR Registrable Securities initiates the piggyback registration in connection with an underwritten offering, it is required to include in the offering (i) first, the GTCR Registrable Securities the holders thereof propose to sell, (ii) second, the Registrable Securities the holders thereof propose to be included in such registration, pro rata, on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, the securities we propose to sell. If a holder, other than a holder of Registrable Securities or GTCR Registrable Securities, initiates the piggyback registration in connection with an underwritten offering, it is required to include in the offering (i) first, the securities all selling security holders propose to sell (including holders of Registrable Securities and GTCR Registrable Securities), pro rata, on the basis of the number of securities owned by each such holder, and (ii) second, the securities we propose to sell.

20	GOGO INC.

GTCR Registration Rights Agreement

On April 9, 2021, and in connection with the Exchange Agreement, we entered into a registration rights agreement (as amended to date, the “GTCR Registration Rights Agreement”) with GTCR and Silver (Equity) Holdings, LP (“Silver Equity” and, together with GTCR, the “GTCR Affiliates”), entities affiliated with our director, Mark Anderson. The registration of shares of our common stock pursuant to the exercise of registration rights would enable GTCR or its permitted assignees to trade these shares without restriction under the Securities Act, when the applicable registration statement is declared effective. We will pay the registration expenses, other than underwriting discounts and commissions and certain counsel or advisor fees as described therein, of the shares registered pursuant to the demand and piggyback registrations.

Demand Registration Rights. Under the terms of the GTCR Registration Rights Agreement, the stockholders that are party to the agreement may, under certain circumstances, make or be deemed to have made a written request to us for the registration of the offer and sale of all or part of the shares subject to such registration rights (the “GTCR Registrable Securities”). In addition, we are required to file a shelf registration statement on Form S-3 (or, if not then available to the Company, a Form S-1) (a “Shelf Registration Statement”) providing for the registration of, and the sale or distribution from time to time on a continuous or delayed basis of, the GTCR Registrable Securities. The holders of the GTCR Registrable Securities and their permitted assignees have the right to an unlimited number of take-downs from any Shelf Registration Statement, subject to a maximum of three underwritten take-downs over any 12-month period and each such take-down being for a minimum of $50.0 million in gross proceeds (except no minimum shall apply if such offering is for all of the remaining GTCR Registrable Securities), in each case, subject to customary black-out and suspension periods.

Piggyback Registration Rights. If we register the offer and sale of any of our securities (other than a registration statement relating to an initial public offering or on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) either on our behalf or on the behalf of other security holders, the holders of GTCR Registrable Securities and their permitted assignees are entitled to include the GTCR Registrable Securities in the registration, subject to certain exceptions relating to “block trades” effectuated by stockholders party to the Registration Rights Agreement. The managing underwriters of any underwritten offering may limit the number of GTCR Registrable Securities included in the underwritten offering if the underwriters believe that including these shares would have a materially adverse effect on the offering. If the number of GTCR Registrable Securities is limited by the managing underwriters, the securities to be included first in the registration will depend on whether we or certain holders of our securities initiate the piggyback registration. If we initiate the piggyback registration, we are required to include in the offering (i) first, the securities we propose to sell, (ii) second, the Registrable Securities and GTCR Registrable Securities the holders thereof propose to sell, pro rata, on the basis of the number of securities owned by each such holder and (iii) third, the securities other holders, other than holders of Registrable Securities and GTCR Registrable Securities the holders thereof propose to sell, pro rata, on the basis of the number of securities owned by each such holder. If a holder of Registrable Securities initiates the piggyback registration in connection with an underwritten offering, it is required to include in the offering (i) first, the Registrable Securities the initiating holders thereof propose to sell, (ii) second, the Registrable Securities the non-initiating holders thereof propose to sell, pro rata, on the basis of the number of Registrable Securities owned by each such holder, (iii) third, the GTCR Registrable Securities the holders thereof propose to sell, pro rata, on the basis of the number of GTCR Registrable Securities owned by each such holder, (iv) fourth, the securities we propose to sell and (v) fifth, the securities other holders, other than holders of the Registrable Securities and GTCR Registrable Securities, propose to sell, pro rata, on the basis of the number of securities owned by each such holder. If a holder, other than a holder of Registrable Securities or GTCR Registrable Securities, initiates the piggyback registration in connection with an underwritten offering, it

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is required to include in the offering (i) first, the securities all selling security holders propose to sell (including holders of Registrable Securities and GTCR Registrable Securities), pro rata, on the basis of the number of securities owned by each such holder, and (ii) second, the securities we propose to sell.

22	GOGO INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates information as of April 5, 2024 regarding the beneficial ownership of our common stock by:

•
each person, or group of persons, who is known to beneficially own more than 5% of any class of our common stock;
•
each of our directors;
•
each of the named executive officers, as defined in “Compensation Discussion and Analysis”; and
•
all of our directors and executive officers as a group.

In accordance with SEC rules, beneficial ownership includes sole or shared voting or investment power with respect to securities and includes the shares issuable pursuant to stock options that are exercisable and/or restricted stock units (“RSUs”) that vest (i) within 60 days of the determination date, which in the case of the following table is April 5, 2024 or (ii) in the case of directors or executive officers, upon termination of service other than for death, disability or involuntary termination. Shares issuable pursuant to those stock options or underlying other equity awards, including RSUs, are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person. Under these rules, more than one person may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

The percentage of beneficial ownership is based on 128,039,632 shares of our common stock outstanding as of April 5, 2024.

Except as otherwise noted below, the address for each person listed on the table is c/o Gogo Inc., 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021.

Name of Beneficial Owner	Number of Shares	Percent
Entities affiliated with GTCR(1)	31,739,011	24.8%
Oakleigh Thorne and affiliated entities(2)(3)(4)	28,723,651	22.3%
BlackRock, Inc.(5)	10,264,011	8.0%
Directors and Named Executive Officers
Michael Abad-Santos(4)	—	*%
Mark Anderson(4)	—	*%
Robert L. Crandall(3)(4)	236,370	*%
Hugh W. Jones(3)(4)	167,382	*%
Michele Coleman Mayes(3)(4)	124,560	*%
Christopher D. Payne(3)(4)	157,113	*%
Oakleigh Thorne and affiliated entities(2)(3)(4)	28,723,651	22.3%
Charles C. Townsend(3)(4)	4,018,368	3.1%
Harris N. Williams(3)(4)	172,148	*%
Sergio Aguirre(3)	346,726	*%
Jessica Betjemann(3)	122,051	*%
Crystal Gordon(3)	10,049	*%
Karen Jackson(3)	184,162	*%
Barry Rowan(3)	609,421	*%
All directors and current executive officers as a group (13 persons)(3)(4)(6)	34,078,418	26.2%

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* Represents beneficial ownership of less than one percent (1%).

(1)
Based on a Schedule 13D/A jointly filed with the SEC on April 13, 2021 by Silver (Equity Holdings), LP, Silver (XII) Holdings, LLC, GTCR Partners XII/A&C LP and GTCR Investment XII LLC. Silver (Equity Holdings), LP directly owns 12,674,482 shares of common stock and Silver (XII) Holdings, LLC directly owns 19,064,529 shares of common stock. GTCR Partners XII/A&C LP, solely in its capacity as the sole general partner of Silver (Equity Holdings), LP and the manager of Silver (XII) Holdings, LLC, and GTCR Investment XII LLC, solely in its capacity as the sole general partner of GTCR Partners XII/A&C LP, may be deemed to possess indirect beneficial ownership of the shares of common stock directly owned by Silver (Equity Holdings), LP and Silver (XII) Holdings, LLC. The address of each of the foregoing entities is 300 North LaSalle Street, Suite 5600, Chicago, IL 60654. I
(2)
Includes 100 shares held directly by Mr. Thorne’s spouse, 27,775,867 shares held directly by Thorndale Farm Gogo, LLC (“Thorndale Farm”), and 139,536 shares held directly by OAP, LLC (“OAP”). Thorndale Farm, Inc. (“Thorndale Farm”) is the managing member of Thorndale Farm LLC. Mr. Thorne serves as the chief executive officer of Thorndale Farm and, accordingly, may be deemed to have beneficial ownership of the shares held by Thorndale Farm LLC. In addition, Mr. Thorne serves as the managing member of OAP and, accordingly, may be deemed to have beneficial ownership of the shares held by OAP. Mr. Thorne disclaims beneficial ownership over such securities except to the extent of any pecuniary interest therein. Information concerning beneficial ownership by Thorndale Farm LLC and OAP is based on a Form 4 filed with the SEC on April 3, 2024 by Mr. Thorne. The address of each of the foregoing persons or entities is c/o Thorndale Farm Gogo, 63 Front St., P.O. Box 258, Millbrook, NY 12545.
(3)
Includes shares of our common stock issuable upon the exercise of options within 60 days of April 5, 2024. These amounts include the following number of shares of our common stock for the following individuals: Mr. Crandall, 157,436; Mr. Jones, 117,382; Ms. Mayes, 123,660; Mr. Payne, 155,613; Mr. Thorne, 808,148; Mr. Townsend, 157,436; Mr. Williams, 151,158; Mr. Aguirre, 214,640; Ms. Betjemann, 49,776; Ms. Jackson, 89,382; Mr. Rowan, 368,164; and all current executive officers and directors as a group, 1,935,249.
(4)
Excludes shares of our common stock issuable upon settlement of vested and outstanding deferred stock units (“DSUs”). Vested DSUs are settled within 90 days after the director or executive officer, as applicable, ceases to serve as such. These amounts are the following number of vested DSUs for the following individuals: Mr. Abad-Santos, 10,659; Mr. Anderson, 44,957; Mr. Crandall, 164,923; Mr. Jones, 109,848; Ms. Mayes, 152,969; Mr. Payne 147,722; Mr. Thorne, 40,611; Mr. Townsend, 162,179; Mr. Williams, 121,329; and all directors and current executive officers as a group, 955,197.
(5)
Based on a Schedule 13G filed January 26, 2024 by BlackRock, Inc. (“BlackRock”) with the SEC. BlackRock, in its capacity as a parent holding company, reported that as of December 31, 2023 it beneficially owns 10,246,011 shares of our common stock and that it has sole voting power over 10,045,245 shares and sole dispositive power over 10,264,011 shares. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.
(6)
All directors and executive officers as a group includes all the directors listed in this table and all named executive officers (other than Ms. Jackson, who resigned from the Company effective April 2, 2024, and Mr. Rowan, who resigned from the Company effective March 10, 2023).

24	GOGO INC.

COMPENSATION DISCUSSION AND ANALYSIS

In this “Compensation Discussion and Analysis,” we provide an overview of the Company’s executive compensation program, including a discussion of our compensation philosophy, policies and practices. We also review the 2023 compensation of our named executive officers (each, a “NEO”) and discuss and analyze the compensation decisions made by the Compensation Committee in 2023.

Under SEC rules, our “NEOs” include the following: (1) all individuals who served at any point in 2023 as our Chief Executive Officer or Chief Financial Officer; (2) our three most highly compensated executive officers in 2023 (other than our Chief Executive Officer and Chief Financial Officer) still serving as executive officers as of December 31, 2023; and (3) up to two additional individuals who stepped down as executive officers of the Company during 2023, but who would have otherwise been among the year’s three most highly compensated executive officers in 2023 (other than our Chief Executive Officer and Chief Financial Officer). The NEOs discussed in this “Compensation Discussion and Analysis” and the related compensation tables are listed below.

Name	Title
Oakleigh Thorne	Chief Executive Officer

Jessica Betjemann	Executive Vice President and Chief Financial Officer(1)

Sergio Aguirre	President and Chief Operating Officer(2)

Crystal L. Gordon	Executive Vice President, General Counsel and Secretary(3)

Karen Jackson	Former Executive Vice President and Chief People Experience Officer(4)

Barry Rowan	Former Executive Vice President and Chief Financial Officer(5)
(1)
Ms. Betjemann served as Senior Vice President, Finance, Chief Accounting Officer and Treasurer (also an "executive officer title") until her promotion to Executive Vice President and Chief Financial Officer effective March 11, 2023, and thus her compensation as a NEO is reported beginning in 2022.
(2)
Mr. Aguirre served as President, Business Aviation (also an "executive officer" title) until his promotion to President and Chief Operating Officer effective April 1, 2022.
(3)
Ms. Gordon joined the Company in November 2022, and thus her compensation as a NEO is reported beginning in 2023.
(4)
Ms. Jackson stepped down as Executive Vice President and Chief People Experience Officer of the Company effective April 2, 2024.
(5)
Mr. Rowan served as Executive Vice President and Chief Financial Officer until stepping down from such positions effective March 11, 2023.

Executive Summary

The Compensation Committee has the overall responsibility for approving the compensation program for our NEOs and making all final compensation decisions regarding our NEOs. The Compensation Committee strives to implement compensation policies and practices consistent with our values and supporting the successful recruitment, development and retention of NEO talent so we can achieve our business objectives and optimize our long-term financial returns.

Our compensation programs are intended to align our NEOs’ interests with those of our stockholders by rewarding performance that meets or exceeds the goals the Compensation Committee establishes, with the objective of increasing long-term stockholder value and supporting the shorter-term business goals we believe are necessary to effect such an increase. In line with our pay-for-performance philosophy, the total compensation

2024 Proxy Statement	25

received by our NEOs will vary based on the financial results of the Company as well as progress made against identified strategic and/or operational goals.

We employ several practices that reflect the Company’s compensation philosophy, as outlined below.

What We Do	What We Don’t Do

✓ Maintain a “claw-back” policy in compliance with Nasdaq rules.

✓ Incorporate a variety of challenging corporate performance measures in our cash bonus plan.

✓ Require executive officers to adhere to stock ownership guidelines.

✓ Conduct an annual risk assessment of our compensation practices.

✓ Pay a significant portion of compensation in long-term incentive-based equity awards.

✓ Engage an independent compensation consultant to support and advise us.

× Maintain any tax gross-up arrangements.

× Provide special retirement benefits designed solely for executive officers.

× Provide “perquisites” or other executive benefits based solely on rank.

× Pay guaranteed bonuses.

× Encourage excessive risk-taking.

Our NEOs’ total compensation is comprised of a mix of base salary, annual cash bonuses based on achievement of financial and strategic performance goals and long-term equity awards. These elements are summarized below.

Element	Purpose
Annual salary: our short-term element of compensation, which is paid bi-weekly.	Provide a predictable annual income at a level consistent with the individual contributions of our executive officers.
Annual cash bonuses: our medium-term element of compensation, which are paid annually to our executive officers subject to the achievement of challenging, pre-set performance metrics.	Link our executive officers’ compensation to the Company’s overall annual performance.
Long-term equity awards: our long-term element of compensation, which are typically granted every year.

Promote long-term leadership and align the interests of our executive officers with those of our stockholders, while their vesting schedules assist us in retaining our executive officers as they oversee key business objectives.

26	GOGO INC.

Our Executive Compensation Philosophy and Objectives

The executive compensation program has been designed to provide a total compensation package that will accomplish the following objectives:

•
Attract, retain, motivate and reward: Attract, retain, motivate and reward talented, high-performing executives who possess the skills to achieve innovation and growth objectives in our competitive industry;
•
Stockholder alignment: Emphasize incentive pay with a focus on equity compensation, thus aligning the interests of our executives with those of our stockholders;
•
Pay for performance: Align executive compensation elements with both short-term and long-term Company performance; and
•
Competitive compensation: Set executive compensation at levels competitive with peer companies and consistent with market practice.

Compensation Governance

Role of our Compensation Committee. The Compensation Committee, which consists entirely of independent directors, oversees our executive compensation programs and met four times throughout 2023. The Compensation Committee administers our annual cash bonus and long-term equity incentive plans and reviews performance levels relevant to compensation. It also determines the compensation of all executive officers and seeks to ensure that all executive compensation is fair and aligned with our compensation philosophy. As discussed below, the Compensation Committee reviews all of the information presented and discusses the recommendations with the Chief Executive Officer and with our compensation consultant. In making decisions regarding pay levels and practices for our NEOs, the Compensation Committee considers various factors, including absolute corporate performance relative to our objectives, creation of long-term value for our stockholders and feedback from stockholders and proxy advisers. The duties and responsibilities of the Compensation Committee are laid out in its charter, which can be found on our website, and described above under “Our Board of Directors and Corporate Governance—Committees of the Board.”

Role of our Compensation Consultant. The Compensation Committee retained Compensation Strategies, Inc. (“CSI”) to provide executive compensation consulting services to the Compensation Committee during 2023. CSI provides compensation data, analysis and guidance to the Compensation Committee, which the Compensation Committee uses when making decisions regarding our executive compensation programs and establishing the compensation of our executive officers. Decisions on which CSI advised the Committee during 2023 included approval of the 2023 annual bonus program, the form and level of equity awards to executive officers, base salary, the level of target bonuses for executive officers and the assessment of our directors’ compensation. CSI also updated the peer group data that the Committee uses as a factor in its compensation determinations. See “—Role of Peer Companies and Competitive Positioning” below. CSI did not perform any other services for the Company in 2023. As part of its annual independence assessment during fiscal 2023, the Compensation Committee also considered the six factors specified by the SEC in Rule 10C-1 and by Nasdaq Stock Market Rule 5605(d)(3)(D) to monitor the independence of its compensation consultant and determined that CSI’s services did not raise a conflict of interest.

Role of our Executive Officers. Our Chief Executive Officer participates in Compensation Committee meetings and makes recommendations to our Compensation Committee with respect to the determination of components of compensation (including equity), compensation levels and performance targets for our executives

2024 Proxy Statement	27

(other than himself). These recommendations are based on the Chief Executive Officer’s assessment of the Company and the executives’ individual performance, as well as data from the compensation consultant. When considering compensation for retention purposes, the Compensation Committee looks to the Chief Executive Officer and the Vice President, People Experience for their input regarding the importance of retaining a particular employee or group of employees. The Compensation Committee meets formally and informally without executive management to discuss its compensation philosophy and approach and makes its decisions regarding NEO compensation in executive sessions with only its independent consultant and/or outside counsel present. The Compensation Committee then determines the form and level of executive compensation in its sole discretion.

Role of our Peer Companies and Competitive Positioning. As part of its review of executive compensation for 2023, the Compensation Committee reviewed the executive compensation arrangements at peer group companies. In general, the Compensation Committee does not target compensation to any peer group percentile data, but instead uses peer group data with a goal of providing total compensation opportunities for the NEOs at levels that fairly compensate them and are competitive with executives in similar positions with similar responsibilities at comparable companies. For 2023, the Compensation Committee with the assistance of CSI updated its peer group to, among other things, remove companies that are no longer publicly traded or had a significant decrease in market capitalization or revenue. The following companies were added as replacement peers: Brightcove, Inc., Cambium Networks Corp., Casa Systems, Inc., DZS, Inc., InterDigital, Inc., and Shenandoah Telecommunications Co. The 2023 peer group included companies in the Internet software and services, communications and satellite industries based on specific financial criteria, including, but not limited to, revenue and market capitalization. The 2023 peer group was composed of the following 19 companies:

ATN International, Inc.	Aviat Networks, Inc.
Bandwidth Inc.	Brightcove, Inc.
Calix, Inc.	Cambium Networks Corp.
Casa Systems, Inc.	Cogent Communications Holdings, Inc.
CommVault Systems, Inc.	Comtech Telecommunications Corp.
Digi International, Inc.	DZS, Inc.
Edgio, Inc. (f/k/a Limelight Networks, Inc.)	InterDigital, Inc.
Iridium Communications Inc.	Ooma, Inc.
Perficient, Inc.	Ribbon Communications, Inc.
Shenandoah Telecommunications Co.

Using this peer group (after applying a regression analysis to size-adjust compensation levels to a company with annual revenues equal to the Company’s revenues), CSI provided the Compensation Committee with comparative assessments for our NEOs’ base salaries, target bonuses, long-term equity compensation and total compensation. The Compensation Committee then reviewed this data to evaluate whether our NEOs’ compensation was within a reasonably competitive range, fair for the services rendered, and reflective of their experience and scope of responsibilities, and to help set their 2023 compensation.

Role of our Stockholders. The Compensation Committee is committed to regularly reviewing, assessing and, when appropriate, adjusting the Company’s compensation programs based on feedback from our stockholders. The Compensation Committee also considers the outcome of stockholder advisory votes on executive compensation, or “say-on-pay” votes, when making decisions relating to the compensation of our NEOs and our executive compensation programs. At our 2023 annual meeting of stockholders, approximately 99% of the stockholders who voted on “say-on-pay” voted in favor. The Compensation Committee believes that the voting results conveyed continued support for the philosophy, strategy and objectives of our executive

28	GOGO INC.

compensation program, and thus determined that significant changes to our program were not warranted in 2024 as a result of the outcome of such vote.

Elements of Compensation for 2023

Base Salary

We provide a base salary to our NEOs to compensate them in cash at a fixed amount for services rendered on a day-to-day basis during the year. We strive to set base salaries at levels that are competitive with companies included in our peer group for NEOs in similar positions with similar responsibilities. The base salaries of NEOs are reviewed annually and adjusted when appropriate to reflect individual roles and performance as well as market conditions.

In 2023, each of our NEOs received the base salary set forth in “Executive Compensation Tables—Summary Compensation Table” under “Salary.” Each of our NEOs is party to an employment agreement, and pursuant to the terms of each employment agreement, the base salaries are reviewed at least annually. In March 2023, the Compensation Committee determined to make increases to the previously reported base salaries of Mr. Aguirre, Ms. Betjemann and Ms. Jackson, and to make no increase to the previously reported base salary of Mr. Thorne. Mr. Aguirre’s salary was increased from $400,000 to $440,000, effective April 1, 2023 to further align his total compensation with market pay practices. Ms. Betjemann’s salary was increased from $325,000 to $400,000, effective March 11, 2023, in connection with her promotion from Senior Vice President, Finance, Chief Accounting Officer and Treasurer to Executive Vice President and Chief Financial Officer. Ms. Jackson's salary was increased from $305,000 to $317,200, effective April 1, 2023, to further align her total compensation with market pay practices. As a result, the salaries shown for Mr. Aguirre, Ms. Betjemann and Ms. Jackson in the Summary Compensation Table for 2023 reflect prorated salaries based on these mid-year increases. Ms. Gordon's base salary for 2023 was $370,000. Additionally, the salary shown for Mr. Rowan in the Summary Compensation Table for 2023 reflects his base salary of $450,000 through March 11, 2023, when he stepped down as Executive Vice President and Chief Financial Officer and left the Company.

Annual Cash Bonuses

We maintain an annual cash bonus plan for our NEOs, among other employees, under which we grant performance-based cash bonuses. We use annual cash bonuses to reward our NEOs for the achievement of Company performance goals. These performance-based bonuses are intended to motivate our NEOs to focus on particular performance measures chosen by the Compensation Committee. We utilize the same NEO performance measures for other bonus eligible employees within the Company. The Compensation Committee selects performance measures that are aligned with our financial and strategic goals to incentivize the achievement of objectives that it believes will improve both short-term and long-term stockholder value.

Our NEOs’ employment agreements provide for a minimum target bonus equal to a specified percentage of base salary. In March 2023, the Compensation Committee determined to leave the percentage levels of salary to be paid for performance at target levels for our NEOs unchanged from those previously disclosed in 2022, with Mr. Thorne at 100%, Mr. Rowan at 90%, Mr. Aguirre at 80%, and Ms. Jackson at 75%, except that Ms. Betjemann's target bonus was increased from 50% to 70% effective March 11, 2023 in connection with her above-noted promotion (which resulted in a prorated target bonus for 2023 of 66.2%). Ms. Gordon's target bonus was 75% of her base salary.

2024 Proxy Statement	29

In February 2023, the Compensation Committee approved the Company’s 2023 bonus plan, with bonuses to be determined based on two financial objectives and three other strategic objectives considered by the Compensation Committee as important drivers of growth. The target goals under each of these objectives (weighted equally at 20% of target bonus each) were as follows:

•
Total revenue of $455.2 million (“Revenue Metric”);
•
Adjusted EBITDA (as defined below) of $161.5 million (“Adjusted EBITDA Metric”);
•
Shipments of our AVANCE™ platform of 1,400 units (“AVANCE Metric”);
•
The commercial launch of our fourth ATG network (Gogo 5G), with (i) at least one X3 revenue unit shipped and (ii) more than one demo flight, each by December 2023 (“5G Metric”); and
•
Progress toward the launch of our Gogo Galileo global broadband service, with at least two out of the three following goals achieved: (i) announcing a Gogo Galileo global broadband commitment with an Original Equipment Manufacturer ("OEM") customer, (ii) completing Integrated Design Review with Hughes Network Systems, LLC by December 2023 and (iii) announcing the award of a second Gogo Galileo global broadband commitment with either (x) a second OEM customer or (y) a customer with greater than 25 aircraft (“GBB Metric”).

As defined in the 2023 bonus plan, the Adjusted EBITDA Metric represents net income attributable to common stock before interest expense, interest income, income taxes and depreciation and amortization expense and adjusted for stock-based compensation, the loss on extinguishment of debt and gain on sale of equity investment.

The target performance levels for the Revenue Metric and the Adjusted EBITDA Metric were based on the Company’s 2023 budget. The target performance levels for the 5G Metric and GBB Metric were determined after consideration of the Company’s business objectives. For the Revenue Metric, Adjusted EBITDA Metric and AVANCE Metric, there was a minimum performance level ranging from 93% to 97% of target, depending on the metric. For the 5G Metric, there was a minimum performance level consisting of the achievement of at least one X3 revenue unit shipped by December 2023. For the GBB Metric, there was a minimum performance level consisting of the achievement of at least one of the three goals. In each case, 50% of the portion of the target bonus correlating to the metric would be earned if the minimum performance level was achieved, with performance below that level resulting in zero payout of the applicable portion of the target bonus. For the Revenue Metric, Adjusted EBITDA Metric and AVANCE Metric, there was a maximum performance level ranging from 102% to 107% of target, depending on the metric. For the 5G Metric, there was a maximum performance level consisting of achievement of the target level and achievement of an additional milestone for the completion of LX5 supplemental type certificates and submission of Parts Manufacturing Approval by the end of 2023. For the GBB Metric, there was a maximum performance level consisting of achievement of all three goals. In each case, 150% of the portion of the target bonus correlating to the metric would be earned if the maximum performance level was achieved.

The Compensation Committee established a sliding scale for determination of payouts. Additionally, in order for the 5G Metric and GBB Metric to pay out at all, the Company had to meet at least the 50% minimum performance level for the Adjusted EBITDA Metric. Achievements in 2023 against the financial and strategic targets established under the 2023 bonus plan were as follows:

•
Total revenue of $397.6 million (resulting in a 0% payout of the associated portion of the target bonus);

30	GOGO INC.

•
Adjusted EBITDA of $162.1 million (resulting in a 103% payout of the associated portion of the target bonus);
•
894 incremental AVANCE units shipped (resulting in a 0% payout of the associated portion of the target bonus);
•
Threshold performance level for the 5G Metric was not achieved (resulting in a 0% payout of the associated portion of the target bonus); and
•
Achievement of the maximum performance level of the GBB Metric (resulting in a 150% payout of the associated portion of the target bonus).

Considering these achievements, and that we did not meet the threshold performance level for the 5G Metric, each of our NEOs received a bonus payout equal to 50.597% of target bonus, which was the blended amount payable based on the performance achievement against each metric. Mr. Rowan, who stepped down effective March 11, 2023, received his bonus payout based on the severance provisions of his employment agreement, which entitled him to a pro rata portion of his annual bonus for the calendar year in which his termination occurred, based on actual results for such year. For more information, see "Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements—Barry Rowan." The 2023 annual bonus amounts paid to our NEOs are set forth in the “Non-Equity Incentive Plan Compensation” column of “Executive Compensation Tables—Summary Compensation Table.”

Other Bonus

In connection with her appointment as the Company's Executive Vice President, General Counsel and Secretary on November 3, 2022, Ms. Gordon received a sign-on bonus in the amount of $300,000, payable on the 60th day following her appointment (i.e., in 2023). Should Ms. Gordon resign without "Good Reason" or otherwise be terminated for "Cause" (as such terms are defined in her Employment Agreement) prior to the second anniversary of her appointment, she is required to repay a pro-rata portion of the sign-on bonus to the Company.

Equity-Based Compensation

We believe that equity compensation is a key component of our overall compensation structure and critically important to our ability to attract and retain top talent, and that equity-based awards align the interests of our NEOs with the interests of our stockholders and encourage our NEOs to focus on the long-term performance of our business. Additionally, we believe equity awards provide an important retention tool for our NEOs, as they are subject to multiyear vesting and have in some cases been subject to performance-based vesting requirements. In 2023, equity awards were granted under the Second Amended and Restated Gogo Inc. 2016 Omnibus Incentive Plan (the “2016 Omnibus Plan”).

In March 2023, the Compensation Committee reviewed the topic of the appropriate mix of equity awards, considering the practices of peer group companies, the importance of retention during a continuing transformative time for the Company’s business, and the feasibility of setting performance goals that were challenging and motivational yet still reasonably linked to the Company’s projected long-term objectives. As a result of such analysis, the Compensation Committee decided to keep the previously disclosed mix unchanged in 2023 and made annual grants to the NEOs consisting solely of time-based vesting RSUs vesting in four equal annual installments. In determining the size of the equity grants to our NEOs, the Compensation Committee took into account past performance, anticipated contribution to our long-term goals, market data for NEOs in similar roles at peer companies, and total compensation of our NEOs as compared to peer companies. The Compensation Committee also considered share usage over time, or “burn rate,” of all employee equity grants in 2023, in order

2024 Proxy Statement	31

to employ maximum efficiency in share usage under the equity compensation program while maximizing the retention and incentive elements of the awards. The Compensation Committee determined, as in recent years, not to grant any stock options, due to prior experiences with "underwater" stock options, which adversely impacted the effectiveness of options as an incentive device for the Company. After consulting with our Chief Executive Officer and the Vice President, People Experience, the Compensation Committee also concluded that, because of the additional organizational and operational changes and uncertainties in a transitional period for the Company, employee retention was of paramount importance.

For further information regarding the RSU grants, see “Executive Compensation Tables—Summary Compensation Table” and “Executive Compensation Tables—Grants of Plan-Based Awards.”

Employment and Other Agreements with NEOs

We entered into employment agreements with each of our NEOs that include the specific terms set forth below. We believe that having employment agreements with our NEOs is beneficial to us because it provides retentive value and subjects the NEOs to restrictive covenants. See “Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements” for details regarding these agreements. We also entered into change in control agreements with each of our NEOs (other than Mr. Thorne, whose employment agreement provides for certain enhancements to severance following a change in control) to assure the NEO’s that they will be protected in the event of certain terminations of employment prior to or following a change in control of the Company. For more information, see “Executive Compensation Tables—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Change in Control Agreements."

Perquisites

We do not generally provide perquisites or personal benefits to our NEOs.

Other Benefits

Our NEOs are eligible to participate in our 401(k) retirement benefit plan and our health and welfare plans on the same basis as our other employees.

Non-Qualified Deferred Compensation

None of our NEOs participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us (although Mr. Thorne holds deferred share units received in respect of his service as a nonemployee director prior to his appointment as Chief Executive Officer on March 4, 2018). See “Director Compensation” for a discussion of the grants to nonemployee directors of deferred share units.

ESPP

To encourage employee investment in the Company, the Company has historically maintained an employee stock purchase plan that is intended to qualify for favorable tax treatment under Sections 421 and 423 of the Internal Revenue Code (the "Code"). The Company's prior employee stock purchase plan (the "Prior ESPP") expired according to its terms on June 26, 2023. Our Board is recommending stockholder approval of the

32	GOGO INC.

2024 ESPP, which will serve as the successor to the Prior ESPP. For more information, see "Proposal 3—Approval of the 2024 Employee Stock Purchase Plan."

Compensation Risk Mitigation Measures

Stock Ownership Guidelines. Under our stock ownership guidelines, each of our executive officers is required to maintain a minimum equity stake in the Company, determined as a multiple of the executive officer’s base salary (three times base salary for our Chief Executive Officer and two times base salary for each of our other executive officers) and converted to a fixed number of shares. Until the executive officer reaches the minimum required level of stock ownership, the executive officer is required to retain 50% of the net shares received through exercise of stock options, vesting of restricted stock or other stock-based compensation, granted on or after December 12, 2011. “Net shares” are those shares that remain after shares are sold or netted to pay withholding taxes and, in the case of stock options, the exercise price.

As of December 31, 2023, Messrs. Thorne, Aguirre and Mses. Betjemann and Jackson had attained their minimum equity stakes. Ms. Gordon is expected to comply with the ownership requirements within three years from her appointment (December 31, 2025). Ms. Gordon is on track to meet the ownership requirements within the applicable three-year period.

Anti-Hedging and Anti-Pledging Policies. Pursuant to our Insider Trading Policy, insiders are prohibited from engaging in any transaction that would have the effect of hedging the economic risk of ownership of their Company stock. Insiders are also prohibited from holding any Company stock in a margin account, or to borrow against any account in which Company stock is held, or pledge Company stock as collateral for a loan, unless such transactions are cleared in advance by the Company and the insider making such request can demonstrate compliance with certain rigorous conditions as outlined in our Insider Trading Policy (which exception the Company exercises sparingly).

Claw-back Policy. The Compensation Committee maintains a claw-back policy as required by the rules of Nasdaq. Our claw-back policy covers each of our current and former executive officers. The policy provides that, subject to the limited exemptions provided by the Nasdaq rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably promptly seek recovery of any cash- or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the covered individual, to the extent that the compensation (i) was based on erroneous financial data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash- or equity-based bonus/other incentive compensation received by any covered individual, while he/she was an executive officer, on or after October 2, 2023 during the three completed fiscal years immediately preceding the date on which the Company determines an accounting statement is required. For more information, see the full text of our claw-back policy, which is filed as an exhibit to our Annual Report on Form 10-K.

Tax and Accounting Considerations

Tax Deductibility. Our Board has considered the potential future effects of Section 162(m) of the Code on the deductibility of executive compensation paid to our NEOs. Beginning in 2018, due to reforms to Section 162(m), we generally expect that compensation paid to each of our NEOs in excess of $1 million is nondeductible, whether or not it is performance-based. The Compensation Committee intends to continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible. We expect

2024 Proxy Statement	33

our income tax expense to increase in future periods to the extent we generate pre-tax income, and we also expect to be able to use net operating losses and other deferred tax attributes to offset a significant portion of our future cash income taxes.

No Tax Gross-ups. We do not provide tax gross-ups to our NEOs under Sections 280G and 4999 of the Code.

34	GOGO INC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” included in this proxy statement with members of management, and based on such review and discussions, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this proxy statement.

The Compensation Committee

Hugh W. Jones (Chair)
Mark Anderson
Robert L. Crandall
Charles C. Townsend

2024 Proxy Statement	35

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding compensation earned by our NEOs during the fiscal requiring disclosure under SEC rules.

					Non-Equity
				Stock	Incentive Plan	All Other
		Salary	Bonus	Awards	Compensation	Compensation
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	Total ($)
Oakleigh Thorne	2023	700,000	—	2,499,997	354,179	—	3,554,176
Chief Executive Officer	2022	700,001	—	1,700,009	840,000	—	3,240,010
	2021	700,000	—	1,595,080	1,050,000	450	3,345,530
Sergio Aguirre	2023	428,462	—	999,999	174,109	4,077	1,606,647
President and Chief	2022	392,885	—	1,089,994	372,256	8,792	1,863,927
Operating Officer(6)	2021	371,712	—	679,417	390,676	8,353	1,450,159
Jessica Betjemann	2023	382,693	—	699,996	129,270	5,548	1,217,507
Executive Vice President	2022	317,885	—	325,006	191,301	11,803	845,995
and Chief Financial Officer(7)
Crystal Gordon	2023	370,001	300,000	699,996	140,407	13,200	1,523,604
Executive Vice President
General Counsel and Secretary(8)
Karen Jackson	2023	313,681	—	469,997	119,229	14,200	917,107
Former Executive Vice President	2022	305,001	—	450,001	274,500	13,200	1,042,702
and Chief People Experience Officer	2021	305,000	—	479,583	341,895	13,050	1,139,528
Barry Rowan	2023	103,846	—	—	38,176	2,874,293	3,016,315
Former Executive Vice President	2022	450,001	—	699,991	486,000	13,200	1,649,192
and Chief Financial Officer	2021	450,000	—	679,417	607,500	13,050	1,749,967

(1)
The amounts reported in this column reflect the base salaries paid to each of our NEOs, which in some cases were prorated due to changes in responsibilities of the NEO during the covered year. See “Compensation Discussion and Analysis—Elements of Compensation for 2023—Salary” for a discussion of 2023 salaries.
(2)
The amounts reported in this column reflect the payment of discretionary bonuses to our NEOs.
(3)
The amounts reported in this column reflect the aggregate grant date fair values of time-based vesting RSUs or stock options computed in accordance with FASB Accounting Standards Codification Topic 718 “Compensation-Stock Compensation” (“ASC Topic 718”), except that the amounts in this column are modified to exclude any forfeiture assumptions related to service-based vesting conditions. See Note 12, “Stock-Based Compensation and 401(k) Plan,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for a discussion of the relevant assumptions used in calculating these amounts. The amounts do not reflect the value actually realized or that ultimately may be realized by the NEOs.
(4)
This column represents for 2023 the amounts earned for performance-based bonuses under our Cash Bonus Plan. See “Compensation Discussion and Analysis – Elements of Compensation for 2023 – Cash Bonus Plan” for a discussion of how 2023 performance-based bonuses were determined.
(5)
Amounts reported in the “All Other Compensation” column for 2023 include the items set forth in the table below, as applicable to each NEO. The "severance" column also includes benefits and the value of accelerated equity awards.

	401(k)	HSA
	Contributions	Contributions	Severance
Name	($)	($)	($)	Total($)
Oakleigh Thorne	—	—	—	—
Sergio Aguirre	3,077	1,000	—	4,077
Jessica Betjemann	5,548	—	—	5,548
Crystal Gordon	13,200	—		13,200
Karen Jackson	13,200	1,000	—	14,200
Barry Rowan	3,461	231	2,870,601	2,874,293
(6)
Mr. Aguirre served as President, Business Aviation (also an “executive officer” title) until his promotion to his President and Chief Operating Officer effective April 1, 2022.
(7)
Ms. Betjemann served as Senior Vice President, Finance, and Chief Accounting Officer (also an “executive officer” title) from August 2021 until her promotion to Executive Vice President and Chief Financial Officer effective March 11, 2023. She replaced Mr. Rowan in that role.

36	GOGO INC.

(8)
Ms. Gordon joined the Company as Executive Vice President, General Counsel and Secretary in November 2022. She replaced Ms. Elias in that role.

Grants of Plan-Based Awards

Set forth below is information regarding plan-based awards granted to our NEOs during 2023.

						All Other	Grant Date
			Estimated Future Potential			Stock Awards:	Fair Value of
			Payouts under Non-Equity			Number of	Stock and
			Incentive Plan Awards(1)			Shares of	Options
		Grant	Threshold	Target	Maximum	Stock or Units	Awards
Name		Date	($)	($)	($)	(#)	($)(2)
Oakleigh Thorne	RSUs(3)	3/3/2023				151,240	2,499,997
		N/A	350,000	700,000	1,050,000
Sergio Aguirre	RSUs(3)	3/3/2023				60,496	999,999
		N/A	176,000	352,000	528,000
Jessica Betjemann	RSUs(3)	3/3/2023				42,347	699,996
		N/A	140,000	280,000	420,000
Crystal Gordon	RSUs(3)	3/3/2023				42,347	699,996
		N/A	138,750	277,500	416,250
Karen Jackson	RSUs(3)	3/3/2023				28,433	469,997
		N/A	118,950	237,900	356,850
Barry Rowan		N/A	202,500	405,000	607,500
(1)
Represents threshold, target and maximum payout levels for bonuses approved in March 2023 for performance for the year ended December 31, 2023. See “Compensation Discussion and Analysis—Elements of Compensation 2023—Annual Cash Bonuses” for a description of the plan. The threshold numbers set forth above are based on achieving the minimum level of performance for which payment would be made with respect to financial performance measures, and assumes no payout is made for the strategic/operational objectives.
(2)
The amounts are based on the aggregate grant date fair value computed in accordance with ASC Topic 718, except that the amounts in this column are modified to exclude any forfeiture assumptions related to service-based vesting conditions. See Note 12, “Stock-Based Compensation and 401(k) Plan,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts.
(3)
Represents shares of time-based vesting RSUs granted under our 2016 Omnibus Plan.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

RSUs

RSUs granted in 2023 vest in 25% increments on the first four anniversaries of the grant date, generally subject to continued employment with the Company through the applicable vesting date. See “—Potential Payments upon Termination or Change of Control” including the discussion under “—Potential Payments upon Termination or Change of Control—Effect of Termination or Change in Control on Equity Compensation” for a discussion of the effect of termination and change in control on RSUs vesting.

Employment Agreements

We have entered into employment agreements with each of our NEOs. Information regarding the agreements is set forth below. From time to time, the Compensation Committee has approved changes to an NEO’s title, base salary or bonus target, but the respective employment agreement is not typically amended to reflect such changes. See “Compensation Discussion and Analysis” for the current titles of our NEOs and “—Elements of Compensation for 2023” for information about the base salary and bonus targets for each NEO during 2023.

2024 Proxy Statement	37

Oakleigh Thorne. In March 2018, we entered into an employment agreement (which we amended in March 2022 and again in March 2024) with Mr. Thorne. The employment agreement sets Mr. Thorne’s base salary at $700,000 and provides that the salary will be reviewed for increase at least annually. The employment agreement specifies that Mr. Thorne is eligible for an annual bonus with a target of 100% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The bonus is based upon the achievement of objectives established by the Compensation Committee. Pursuant to the employment agreement, Mr. Thorne will receive equity awards on terms consistent with the 2023 awards and with a grant date fair value of no less than $2.2 million (effectively $1.9 million due to a waiver executed by Mr. Thorne) for 2024 and, for 2025, the grant date fair value of the annual equity awards granted in 2023. Mr. Thorne’s employment agreement also provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs, in accordance with the terms of such arrangements.

Mr. Thorne’s current employment agreement provides for a term of employment that commenced on March 21, 2024 and concludes on December 31, 2025 (provided, that on or prior to March 31, 2025, the Board will commence discussions with Mr. Thorne regarding him remaining as the Company’s Chief Executive Officer for an extended period of time, or transitioning to the role of “Executive Chair” on January 1, 2026 and any related compensation and benefits in connection therewith, and if the Board and Mr. Thorne do not reach an agreement on this point, he will resign employment with the Company upon the conclusion of his employment term). Notwithstanding the foregoing, either the Company or Mr. Thorne may terminate Mr. Thorne’s employment at any time, with or without cause. If Mr. Thorne’s employment is terminated by the Company without cause or if Mr. Thorne resigns for good reason, subject to Mr. Thorne executing a general release of all claims against the Company and to his continued compliance with the restrictive covenants in the employment agreement, he will be entitled to (i) a lump sum payment equal to the sum of 12 months’ base salary plus his target bonus for the year of termination, (ii) a pro rata portion of his annual bonus for the calendar year in which his termination occurs, based on actual results for such year and payable when bonuses are generally paid, (iii) full accelerated vesting of all unvested options and restricted stock units granted to Mr. Thorne at least six months prior to his termination date, and, (iv) continued exercisability of any vested options then held by Mr. Thorne until the earlier of (x) their original expiration date, and (y) the later of (1) March 31, 2026, (2) the fifth anniversary of grant, or (3) the expiration of the normal post-termination exercise period. He would also be entitled to payment of any earned but unpaid salary, reimbursement of any business expenses incurred but not reimbursed through termination, payment in respect of vested employee benefits, and any earned but unpaid bonus for the calendar year prior to the one in which Mr. Thorne’s termination occurred. Mr. Thorne is subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company. For the terms of Mr. Thorne’s employment agreement relating to a change in control, see “—change in Control Agreements” below.

Sergio Aguirre. We entered into an employment agreement with Mr. Aguirre in August 2018 (which we amended in March 2022), pursuant to which Mr. Aguirre agreed to serve as President and Chief Operating Officer. The amended employment agreement set Mr. Aguirre’s annual base salary at $400,000 and required that the salary will be reviewed at least annually for increases (but not decreases). The amended employment agreement specifies that Mr. Aguirre is eligible for an annual bonus with a target of 80% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The bonus is based upon the achievement of objectives established by the Compensation Committee. Mr. Aguirre’s employment agreement provides that he is eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical and life and disability insurance plans and programs in accordance with the terms of such arrangements.

38	GOGO INC.

In connection with Mr. Aguirre’s promotion to President and Chief Operating Officer and the amendment of Mr. Aguirre’s employment agreement in March 2022, he was granted an award of time-vesting restricted stock units with a grant date fair value of $300,000, scheduled to vest in three equal installments on each of the third, fourth, and fifth anniversaries of grant. Mr. Aguirre was also reimbursed for attorneys’ fees in connection with the negotiation of the amendment to his employment agreement.

Mr. Aguirre’s current employment agreement provides for a term of employment that commenced on April 1, 2022 and concludes on December 31, 2026, subject to automatic one year renewals unless either Mr. Aguirre or the Company provides the other party with written notice of its intent not to renew the agreement within three months prior to the expiration of the then-current term. Notwithstanding the foregoing, either the Company or Mr. Aguirre may terminate Mr. Aguirre’s employment at any time, with or without cause. If Mr. Aguirre’s employment is terminated by the Company without cause, he resigns for good reason, or the Company elects not to renew Mr. Aguirre’s employment agreement within three months prior to the end of any then-current term, Mr. Aguirre will be entitled to (i) continuation of his base salary for one year following his termination, (ii) reimbursement for COBRA premiums required to maintain substantially equivalent health insurance coverage for one year following his termination, (iii) a pro rata portion of his annual bonus for the calendar year in which his termination occurs, based on actual results for such year and payable when bonuses are generally paid, (iv) full accelerated vesting of all unvested options and restricted stock units granted to Mr. Aguirre at least six months prior to his termination date, and (v) continued exercisability of any vested options then held by Mr. Aguirre until the earlier of (x) their original expiration date, and (y) the later of (1) December 1, 2025, (2) the fifth anniversary of grant, or (3) the expiration of the normal post-termination exercise period. Mr. Aguirre would also be entitled to payment of any earned but unpaid salary, reimbursement of any business expenses incurred but not reimbursed through termination, and any earned but unpaid bonus for the calendar year prior to the one in which Mr. Aguirre’s termination occurred. The payment of (i), (ii), (iii), (iv), and (v) above will be contingent on Mr. Aguirre executing a separation agreement containing a general release of all claims against the Company. Mr. Aguirre is subject to non-competition and non-solicitation covenants for one year after leaving the employment of the Company.

Jessica Betjemann. We entered into an employment agreement with Ms. Betjemann in March 2023, pursuant to which Ms. Betjemann agreed to serve as Executive Vice President and Chief Financial Officer. The employment agreement sets Ms. Betjemann's annual base salary at $400,000, which salary shall be reviewed at least annually for increases (but not decreases). The employment agreement specifies that Ms. Betjemann is eligible for an annual bonus with a target of 70% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The employment agreement also provides that Ms. Betjemann is eligible to participate in all normal Company benefits, including the Company's 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements. Subject to the approval of the Compensation Committee, Ms. Betjemann will also be eligible to participate in the Company's annual equity award program.

Ms. Betjemann is currently performing services for the Company from the Chicago, Illinois metropolitan area (with frequent business travel required to the Company's headquarters in the Broomfield, Colorado area). If Ms. Betjemann remains employed following the fourth anniversary of the effective date of her employment agreement, the Company may require her to relocate to the metropolitan area where the Company's headquarters is then currently located. In such case, the Company will provide Ms. Betjemann with a relocation package on terms mutually agreed between her and the Company that is commensurate with executives serving in a similar-size company at such time.

Under her employment agreement, Ms. Betjemann's employment is for no specific term and either the Company or Ms. Betjemann may terminate Ms. Betjemann's employment at any time, with or without cause. If

2024 Proxy Statement	39

Ms. Betjemann's employment is terminated by the Company without cause, or if Ms. Betjemann resigns for good reason, Ms. Betjemann will be entitled to (i) continuation of her base salary for 12 months following her termination, and (ii) reimbursement for COBRA premiums required to maintain substantially equivalent health insurance coverage for 12 months following her termination. Ms. Betjemann would also be entitled to payment of any earned but unpaid salary, reimbursement of any business expenses incurred but not reimbursed through termination, and any earned but unpaid bonus for the calendar year prior to the one in which Ms. Betjemann’s termination occurred. The payment of (i) and (ii) above shall be contingent on Ms. Betjemann executing a general release of all claims against the Company. Ms. Betjemann is subject to non-competition and non-solicitation covenants for one year after leaving the employment of the Company.

Crystal L. Gordon. We entered into an employment agreement with Ms. Gordon in November 2022, pursuant to which Ms. Gordon agreed to serve as Executive Vice President, General Counsel and Corporate Secretary. The employment agreement sets Ms. Gordon's annual base salary at $370,000, which shall be reviewed at least annually. The employment agreement specified that Ms. Gordon is eligible for an annual bonus with a target of 75% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The employment agreement also provides that Ms. Gordon is eligible to participate in all normal Company benefits, including the Company's 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements. Subject to the approval of the Compensation Committee, Ms. Gordon will also be eligible to participate in the Company's annual equity award program.

In Connection with Ms. Gordon's appointment as the Company's Executive Vice President, General Counsel and Secretary on November 3, 2022, Ms. Gordon received a sign-on bonus in the amount of $300,000, payable on the 60th day following her appointment. Should Ms. Gordon resign without "Good Reason" or otherwise be terminated for "Cause" (as such terms are defined in her Employment Agreement) prior to the second anniversary of her appointment, she is required to repay a pro-rata portion of the sign-on bonus to the Company. Ms. Gordon was granted an award of time-vesting restricted stock units with a grant date fair value of $200,000, scheduled to vest in four equal installments on each of the first, second, third, and fourth anniversaries of grant.

Under her employment agreement, Ms. Gordon's employment is for no specific term and either the Company or Ms. Gordon may terminate Ms. Gordon's employment at any time, with or without cause. If Ms. Gordon's employment is terminated without cause, or if Ms. Gordon resigns for good reason, Ms. Gordon will be entitled to (i) continuation of her base salary for 12 months following her termination and (ii) reimbursement for COBRA premiums required to maintain substantially equivalent health insurance coverage for 12 months following her termination. Ms. Gordon would also be entitled to payment of any earned but unpaid salary, reimbursement of any business expenses incurred but not reimbursed through termination, and any earned but unpaid bonus for the calendar year prior to the one in which Ms. Gordon's termination occurred. The payment of (i) and (ii) above shall be contingent on Ms. Gordon executing a general release of claims against the Company. Ms. Gordon is subject to non-competition and non-solicitation covenants for one year after leaving the employment of the Company.

Karen Jackson. We entered into an amended and restated employment agreement with Ms. Jackson in February 2020 (which we amended in March 2022 and again in December 2023), pursuant to which Ms. Jackson agreed to serve as Executive Vice President and Chief People Experience Officer. As noted elsewhere in this proxy statement, effective April 2, 2024, Ms. Jackson no longer serves in this role. The employment agreement set Ms. Jackson’s annual base salary at $305,000 and required that the salary be reviewed at least annually. The employment agreement specified that Ms. Jackson was eligible for an annual bonus with a target of 75% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The bonus was based upon the achievement of objectives established by the Compensation Committee. Ms. Jackson’s employment

40	GOGO INC.

agreement provided that she was eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

As a result of Ms. Jackson’s resignation upon the expiration of her employment agreement on April 2, 2024, pursuant to the terms of the agreement, Ms. Jackson became entitled to (i) continuation of her base salary for one year following her termination, (ii) reimbursement for COBRA premiums required to maintain substantially equivalent health insurance coverage for one year following her termination, (iii) a pro rata portion of her annual bonus for the calendar year in which her termination occurs, based on actual results for such year and payable when bonuses area generally paid, (iv) full accelerated vesting of all unvested options and restricted stock units granted to Ms. Jackson at least six months prior to her termination date, and (v) continued exercisability of any vested options then held by Ms. Jackson until the earlier of (x) their original expiration date, or (y) the later of December 1, 2025 and the original post-termination exercise period. The payment of (i), (ii), (iii), (iv), and (v) above was contingent on Ms. Jackson executing a separation agreement containing a general release of all claims against the Company. Ms. Jackson is subject to non-competition and non-solicitation covenants for one year after leaving the employment of the Company.

Barry Rowan. In April 2017, we entered into an employment agreement (which we amended in 2022) with Mr. Rowan, pursuant to which he agreed to serve as Executive Vice President, Finance and, on May 4, 2017, as Executive Vice President and Chief Financial Officer. As noted elsewhere in this proxy statement, effective March 11, 2023, Mr. Rowan no longer serves in this role. The employment agreement set Mr. Rowan's annual base salary at $450,000 and provided that the salary would be reviewed at least annually and not reduced by more than 10% of his then-current base salary unless as part of an overall compensation reduction at the Company that impacts the salaries of all executives. The employment agreement specified that Mr. Rowan was eligible for an annual bonus with a target of 75% of base salary, with the amount of such bonus to be determined by the Compensation Committee. The bonus was based upon the achievement of objectives established by the Compensation Committee. Mr. Rowan's employment agreement also provided that he was eligible to participate in all normal Company benefits, including the Company’s 401(k), retirement, medical, dental and life and disability insurance plans and programs in accordance with the terms of such arrangements.

As a result of Mr. Rowan's resignation shortly after the expiration of his employment agreement on March 10, 2023, pursuant to the terms of the agreement, Mr. Rowan became entitled to (i) continuation of his base salary for 12 months following his termination, (ii) reimbursement for COBRA premiums required to maintain substantially equivalent health insurance coverage for 12 months following his termination, (iii) a pro rata portion of his annual bonus for the calendar year in which his termination occurs, based on actual results for such year and payable when bonuses are generally paid, (iv) full accelerated vesting of all unvested options and restricted stock units granted to Mr. Rowan at least six months prior to his termination date, and (v) continued exercisability of any vested options then held by Mr. Rowan until the earlier of (x) their original expiration date, and (y) the later of (1) December 1, 2025, and (2) the fifth anniversary of grant. The payment of (i), (ii), (iii), (iv), and (v) above was contingent on Mr. Rowan executing a general release of all claims against the Company. Mr. Rowan was also subject to noncompetition and non-solicitation covenants for one year after leaving the employment of the Company.

General. Each of the employment agreements (as amended) generally defines “cause” as the NEO’s (i) willful gross misconduct or gross or persistent negligence in the discharge of his duties, (ii) act of dishonesty or concealment, (iii) breach of the NEO’s fiduciary duty or duty of loyalty to the Company, (iv) material breach of the confidentiality restrictions or covenants not to compete contained in the employment agreement, (v) any other material breach of the employment agreement that is not cured within 30 days, (vi) commission of one or more

2024 Proxy Statement	41

acts of substance abuse which are materially injurious to the Company, (vii) commission (or for Mses. Betjemann and Gordon, conviction or plea of no contest to) of a criminal offense involving money or other property of the Company (excluding traffic or other similar violations) or (viii) commission (or for Mses. Betjemann and Gordon, conviction or plea of no contest to) of a criminal offense that would constitute a felony under the laws of the state of Illinois (for Mr. Thorne), Colorado (for Mr. Aguirre, Mses. Betjemann and Gordon) or the United States. Our NEOs’ employment agreements generally define “good reason” as (i) a reduction by the Company in the NEO’s base salary beyond that permitted under the terms of the employment agreement, or, in the case of Mr. Thorne only, a reduction in his target bonus, (ii) a material diminution in the NEO’s duties or responsibilities, (iii) material interference with the discharge of the NEO’s duties and responsibilities, in the case of Mr. Thorne only, (iv) the NEO ceasing to report directly to the Chief Executive Officer, in the case of Mr. Aguirre and Mses. Betjemann and Gordon, (v) the NEO is required to discharge the NEO’s duties from any location other than his principal place of business in Millbrook, NY in the case of Mr. Thorne only, (vi) the relocation of the NEO’s principal place of employment to a geographic location greater than (x) 50 miles from the Company’s headquarters or its Broomfield, Colorado location in the case of Mr. Aguirre and Ms. Gordon, or (y) for Ms. Betjemann only, 50 miles from her then-current “principal place of employment,” as defined in her employment agreement (which the Company acknowledges will be the Chicago, Illinois metropolitan area until the fourth anniversary of the effective date of her employment, although Ms. Betjemann will be required to frequently travel to, and spend substantial time, at the Company’s headquarters in Broomfield, Colorado, and she may be required to relocate to the metropolitan area where the Company’s headquarters are then located following the fourth anniversary of the effective date of her employment, which required relocation will not constitute good reason), (vi) other than for Mr. Thorne, any material, uncured breach by the Company of its obligations to the NEO under the employment agreement, or (vii) for Mr. Thorne only, the occurrence of a Change in Control.

Change in Control Agreements

Under the change in control agreements, each of Messrs. Aguirre and Mses. Gordon and Betjemann is entitled to receive severance benefits in an amount equal to the sum of (i) 18 months of base salary, plus (ii) 1.5x his or her applicable target bonus for the year of termination, payable in a single lump sum, as well as reimbursement of COBRA premiums for a period of up to 18 months post-termination payable by the NEO in an amount sufficient for the NEO to maintain substantially equivalent health insurance coverage, in each case if (a) the NEO is terminated by the Company without cause or the NEO resigns with good reason within two years following a change in control, or (b) if the Company enters into an agreement with a third party contemplating a change in control of the Company, and prior to such change in control, the NEO is terminated by the Company without cause or the NEO resigns with good reason, and the NEO demonstrates that such termination was at the request of the third party or otherwise occurred in connection with the change in control of the Company. Additionally, any unvested time vesting awards would immediately become vested upon termination. The change in control agreements also provide that any unvested performance vesting awards (of which there currently are none) will remain outstanding until the applicable normal performance vesting date (or 90 days after such date if the award is a stock option) and will vest or be forfeited based on the satisfaction of the applicable performance goals to the extent that the NEO’s employment would have continued through the applicable normal performance vesting date (with service-based vesting applicable to such performance-vesting awards accelerated in full as of the date of termination).

Mr. Thorne’s employment agreement provides that if he is terminated by the Company without cause, resigns for good reason, or resigns at the end of the current term of his employment agreement (which will conclude on December 31, 2025), in each case, within two years following a change in control, he will be entitled to receive an amount equal to the sum of (i) 18 months of base salary, plus (ii) 1.0x his target bonus for the year of termination, payable in a single lump sum, as well as a prorated bonus for the year of termination, based on

42	GOGO INC.

actual performance and payable when bonuses are paid to all other executives. Additionally, any unvested stock options and restricted stock units will vest in full, and all vested stock options will remain outstanding and exercisable through the earlier of (x) their original expiration date, and (y) the later of (1) March 31, 2026, (2) the fifth anniversary of grant, or (3) the expiration of the normal post-termination exercise period.

2024 Proxy Statement	43

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our NEOs as of December 31, 2023:

	Option Awards								Stock Awards

												Equity
											Equity	Incentive
											Incentive	Plan
											Plan	Awards:
											Awards:	Market or
					Equity						Number	Payout
					Incentive					Market	of	Value of
					Plan					Value of	Unearned	Unearned
					Awards:					Shares	Shares,	Shares,
	Number of		Number of		Number of					or Units	Units or	Units or
	Securities		Securities		Securities				Number of	of Stock	Other	other
	Underlying		Underlying		Underlying				Shares or	That	Rights	Rights
	Unexercised		Unexercised		Unexercised				Units of	Have	That	That Have
	Options		Options		Unearned	Option	Option		Stock That	Not	Have Not	Not
	Exercisable		Unexercisable		Options	Exercise	Expiration		Have Not	Vested	Vested	Vested
Name	(#)		(#)		(#)	Price ($)	Date		Vested (#)(1)	($)(2)	(#)	($)
Oakleigh Thorne	2,008	(3)	—			20.54	3/31/2024		—	—
	1,998	(3)	—			19.56	6/30/2024		—	—
	2,453	(3)	—			16.86	9/30/2024		—	—
	2,531	(3)	—			16.53	12/31/2024		—	—
	2,261	(3)	—			19.06	3/31/2025		—	—
	2,037	(3)	—			21.43	6/30/2025		—	—
	4,092	(3)	—			15.28	9/30/2025		—	—
	3,414	(3)	—			17.80	12/31/2025		—	—
	5,682	(3)	—			11.01	3/31/2026		—	—
	7,616	(3)	—			8.39	6/30/2026		—	—
	3,892	(3)	—			11.04	9/30/2026		—	—
	4,517	(3)	—			9.22	12/30/2026		—	—
	3,687	(3)	—			11.00	3/31/2027		—	—
	3,497	(3)	—			11.53	6/30/2027		—	—
	3,390	(3)	—			11.81	9/29/2027		—	—
	3,477	(3)	—			11.28	12/29/2027		—	—
	3,013	(3)	—			8.63	3/30/2028		—	—
	93,750	(4)	31,250	(4)		2.14	3/17/2030		—	—
	625,591	(5)	—			2.61	6/12/2030		—	—
	—		—			—	—		323,449	3,276,538
Sergio Aguirre	27,944	(4)	—			3.58	7/31/2028		—	—
	80,750	(4)	—			4.57	3/10/2029		—	—
	39,750	(4)	13,250	(4)		2.14	3/17/2030		—	—
	52,946	(5)	—			2.61	6/12/2030		—	—
	—		—			—	—		152,263	1,542,424
Jessica Betjemann	14,250	(4)	4,750	(4)		2.14	3/17/2030		—	—
	30,776	(5)	—			2.61	6/12/2030		—	—
	—		—			—	—		78,447	794,668
Crystal Gordon	—		—			—	—		50,845	515,060
Karen Jackson	19,000	(4)	—			4.57	3/10/2029		—	—
	39,750	(4)	13,250	(4)		2.14	3/17/2030		—	—
	17,382	(5)	—			2.61	6/12/2030		—	—
	—		—			—	—		80,147	811,889
Barry Rowan	54,000	(4)	—			4.57	12/1/2025	(7)	—	—
	25,000	(6)	—			4.57	12/1/2025	(7)
	39,750	(4)	—			2.14	12/1/2025	(7)	—	—
	249,414	(5)	—			2.61	12/1/2025	(7)	—	—
(1)
The amounts in this column represent RSUs.
(2)
Amounts in this column are based on the price of $10.13 per share, the closing market price for our common stock on December 29, 2023 (the last trading day of the year).
(3)
These options were granted for Mr. Thorne’s services as a non-employee director and were fully vested on the grant date.
(4)
The options vest 25% on the first anniversary of the grant date and an additional 25% on each of the three following anniversaries of such date.
(5)
The options vested 100% on December 31, 2022.

44	GOGO INC.

(6)
The options vested in equal 50% installments on December 31, 2020 and December 31, 2021.
(7)
The exercisable date of Mr. Rowan's stock changed from their late exercise dates to December 31, 2025 as a result of his resignation following the termination of his employment agreement. For more information, see “—Narrative to Summary Compensation Table—Employment Agreements—Mr. Rowan.”

Option Exercises and Stock Vested Table

The table below provides information on the stock options that were exercised by and stock awards that vested for our NEOs in 2023.

	Option Awards		Stock Awards

	Number of	Value	Number of	Value
	Shares Acquired	Realized on	Shares Acquired	Realized on
	on Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)
Oakleigh Thorne	—	—	111,742	1,609,403
Sergio Aguirre	—	—	48,455	697,498
Jessica Betjemann	—	—	23,778	338,008
Crystal Gordon	—	—	4,249	47,249
Karen Jackson	39,569	301,120	33,384	479,803
Barry Rowan	—	—	119,673	1,834,587
(1)
The value realized on exercise represents the number of shares multiplied by the difference of the market value and exercise price of our Common Stock at the time the applicable option exercise.
(2)
The value realized on vesting represents the number of shares multiplied by the market value of our Common Stock at the time the applicable share vested.

2024 Proxy Statement	45

Nonqualified Deferred Compensation Table

The table below provides information on the nonqualified deferred compensation benefits of each of our NEOs in 2023.

			Aggregate		Aggregate
		Registrant	Earnings	Aggregate	Balance
	Executive	Contributions	in	Withdrawals/	at
	Contributions	in Last FY	Last	Distributions	Last FYE
Name	in Last FY ($)	($)	FY ($)	($)	($)(1)
Oakleigh Thorne(2)	—	—	(188,029)	—	411,389
Sergio Aguirre	—	—	—	—	—
Jessica Betjemann	—	—	—	—	—
Crystal Gordon	—	—	—	—	—
Karen Jackson	—	—	—	—	—
Barry Rowan	—	—	—	—	—
(1)
The deferred share units included in this amount were received in fiscal years 2013, 2014, 2015, 2016, 2017 and 2018. The amount in respect of deferred share units received prior to 2018 were not reported as compensation in the “Summary Compensation Table” to Mr. Thorne in previous years because he was not a NEO at the time. However, such compensation was reported in the “Director Compensation” section when Mr. Thorne served as a nonemployee director.
(2)
Deferred amounts represent the value of deferred share units granted under our 2013 Omnibus Plan and our 2016 Omnibus Plan for the period of time Mr. Thorne served as a nonemployee director prior to his appointment as President and Chief Executive Officer in March 2018. See “Director Compensation” for a discussion on the compensation our directors receive for their service on the board.

Potential Payments upon Termination or Change of Control

The following table describes the payments and benefits that our NEOs would have been entitled to receive upon a hypothetical termination of employment or change in control as of December 31, 2023, except for Mr. Rowan (who resigned shortly after the expiration of his employment agreement in March 2023) and Ms. Jackson (who resigned upon expiration of her employment agreement in April 2024), for whom we show only the payments he actually received under their employment agreements as permitted by SEC rules, which were as follows: for Mr. Rowan, $450,000 in severance, $19,267 in benefits, $1,834,587 in the value of accelerated RSUs and $566,747 in the value of accelerated options; and for Ms. Jackson, $343,633 in severance, $39,079 in benefits, $670,029 in the value of accelerated RSUs, and $82,415 in the value of accelerated options.

For a description of the potential payments upon a termination pursuant to the employment agreements with our NEOs other than within two years following a change in control, see “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements.” For a description of the potential payments upon a termination by the Company without cause or if the NEO resigns with good reason within two years following a change in control or prior to a change in control but following the execution of a definitive agreement governing such change in control, see “—Elements of Compensation for 2023—Employment and Other Agreements with NEOs.” For a description of the consequences of a termination of employment or a change in control for the stock options granted to NEOs under our Stock Option Plan, our 2013 Omnibus Plan and our 2016 Omnibus Plan, please see the disclosure that follows the table.

46	GOGO INC.

					Involuntary
					Termination
					without
					Cause or
					Termination
					for Good
					Reason
					within 2
					Years
					Following or,
					in certain
			Involuntary		circumstances,
	Death or		Termination	Termination	prior to
	Disability		without	for Good	Change in
Severance	($)		Cause ($)(2)	Reason ($)(2)	Control ($)(3)
Oakleigh Thorne	58,333	(1)	1,458,333	1,400,000	1,808,333
Sergio Aguirre	n/a		476,667	440,000	1,188,000
Jessica Betjemann	n/a		433,333	400,000	1,020,000
Crystal Gordon	n/a		400,833	370,000	971,250
Benefits(4)
Oakleigh Thorne	—		—	—	—
Sergio Aguirre	—		18,937	18,937	28,406
Jessica Betjemann	—		—	—	—
Crystal Gordon	—		36,660	36,660	54,990
Value of Accelerated RSUs(5)
Oakleigh Thorne	1,236,387		3,276,538	3,276,538	3,276,538
Sergio Aguirre	525,656		1,542,424	1,542,424	1,542,424
Jessica Betjemann	282,262		794,668	794,668	794,668
Crystal Gordon	150,289		515,060	515,060	515,060
Value of Stock Options(6)
Oakleigh Thorne	249,688		249,688	249,688	249,688
Sergio Aguirre	105,868		105,868	105,868	105,868
Jessica Betjemann	37,953		37,953	37,953	37,953
Crystal Gordon	—		—	—	—
Total
Oakleigh Thorne	1,544,408		4,984,559	4,926,226	5,334,559
Sergio Aguirre	631,524		2,143,896	2,107,229	2,864,698
Jessica Betjemann	320,215		1,265,954	1,232,621	1,852,621
Crystal Gordon	150,289		952,553	921,720	1,541,300
(1)
Mr. Thorne is entitled to 30 days' pay in lieu of notice on a termination for disability.
(2)
In respect of "severance," includes 30 days' pay in lieu of notice (upon an involuntary termination without cause only), continuation (payable in a lump sum for Mr. Thorne) of NEO's salary for a period of 12 months and, for Mr. Thorne, target bonus for the year of termination (in the case of Mr. Thorne, such amounts payable in a lump sum). In the case of Messrs. Thorne and Aguirre only, includes a failure to renew their employment agreement. No value is reflected in this table for any pro-rata bonus payment due to the assumed December 31 termination. See "—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table" for a discussion of the terms of the employment agreements.
(3)
In respect of "severance," includes for all NEO's a lump sum cash payment equal to 18 months' base salary and 1.5x such NEO's target bonus for the year of termination (1.0x in the case of Mr. Thorne), and for Mr. Thorne only, one month's payment in lieu of notice (upon an involuntary termination without cause only). In the case of Mr. Thorne only, also includes a failure to renew the NEO's employment agreement upon its expiration.
(4)
For each NEO, the amounts include the cost of COBRA premiums to maintain health insurance coverage that is substantially equivalent to that which the NEO received immediately prior to termination and assumes that the NEO elects COBRA coverage for the full period or which he or she is entitled to payment or reimbursement. In the case of Messrs. Thorne and Aguirre only, includes a failure to renew the NEO's employment agreement upon its expiration. See "—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table" for a discussion of the terms of those agreements.
(5)
The value of vesting of time-based vesting RSUs is calculated by multiplying the number of unvested RSUs that would accelerate by $10.13, which was the closing price of our common stock on Nasdaq on December 29, 2023. In the case of Messrs. Thorne and Aguirre only, includes

2024 Proxy Statement	47

a failure to renew the NEO's employment agreement upon its expiration. See "—Effect of Termination or Change in Control on Equity Compensation" below for a description of the circumstances that would trigger accelerated vesting upon a change in control.
(6)
The value of vesting of time-based stock options is calculated by multiplying the number of unvested options that would accelerate by the difference between the exercise price and $10.13, which was the closing price of our common stock on Nasdaq on December 29, 2023, over the applicable exercise price per share. In the case of the replacement options granted in the Option Exchange in 2021, all such options will accelerate on any termination by the Company other than for cause. In the case of Messrs. Thorne and Aguirre only, includes a failure to renew their employment agreement. See "—Effect of Termination or Change in Control on Equity Compensation" below for a description of the circumstances that would trigger accelerated vesting upon a change in control. The table reflects unvested options that were in the money (i.e., had an exercise price lower than our stock price) as of December 29, 2023.

Effect of Termination or Change in Control on Equity Compensation

If an NEO’s service relationship with us terminates for any reason other than death or disability, except as provided below, all unvested options, shares of restricted stock and unvested RSUs will immediately be forfeited. See “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements”. If a NEO's service relationship with us terminates in the event of death, disability, or retirement, options, RSUs and the shares of restricted stock granted to the NEOs are deemed vested to the extent of the full number or (in the case of retirement for an RSU granted after March 31, 2023), a prorated portion of the shares that would have vested had the NEO’s employment continued until the next vesting date. For the treatment of unvested options, shares of restricted stock and RSUs granted to the NEOs in event of a termination by the company without cause, due to a resignation for good reason or (for certain NEOs) upon expiration of the employment agreement, whether or not in connection with a change in control, see the table above and descriptions under "Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Employment Agreements" and "—Change in Control Agreements."

In the event that a change in control occurs, the acquiring or surviving entity in the transaction may assume or substitute similar awards for the outstanding options, restricted stock and RSUs, in which case the vesting of the options, restricted stock and RSUs is not accelerated. In such case, all of the options, restricted stock and RSUs will become immediately vested and exercisable if an NEO’s service relationship with us terminates without cause or due to death or disability after the change in control. If the acquiring or surviving entity does not assume or substitute similar awards for outstanding awards or our common stock is exchanged solely for cash in such change in control transaction, the vesting of options, restricted stock and RSUs will generally accelerate in full in connection with the change in control.

48	GOGO INC.

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our Chief Executive Officer:

We identified our median employee based on our total employee population as of the last payroll date in December 2023, using total cash compensation (salary, wages, overtime and bonus), which we determined reasonably reflects the annual compensation of our employees and consistently applies to all our employees. This population included full- and part-time employees. We excluded the non-U.S. employees because together this population represents less than 5% of Gogo’s total employee workforce. We did not make any cost-of-living adjustments in identifying the median employee.

The calculation of total compensation of the Chief Executive Officer and the median employee was determined in the same manner as the “Total” shown for our Chief Executive Officer in “Executive Compensation Tables—Summary Compensation Table.”

For the year ended December 31, 2023, the median of the annual total compensation of all employees of the Company other than the Chief Executive Officer was $138,673. For the same year, the total compensation for our CEO, Mr. Thorne, was $3,554,176 as reported in the “Total” column of the “Summary Compensation Table” in "Executive Compensation Tables." Based on this information, for 2023, the reasonable estimated ratio of annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees was approximately 25.63:1.

The pay ratio disclosed is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. The applicable rules provide issuers with certain flexibility in determining the methodology and related assumptions in identifying their median employee and calculating the ratio. As a result, the pay ratio we have disclosed in this proxy statement may not be comparable to pay ratios disclosure by other companies.

2024 Proxy Statement	49

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between (i) compensation “actually paid” (as computed in accordance with SEC rules) to our named executive officers and (ii) certain aspects of financial performance of the Company. The Compensation Committee does not in practice use “compensation actually paid” as the basis for making compensation decisions. For further information concerning our compensation philosophy and how we align executive compensation with our performance, see “Compensation Discussion and Analysis.” The below disclosure is provided only to comply with applicable SEC rules.

Pay versus Performance Table

			Average	Average	Value of Initial Fixed $100
			Summary	Compensation	Investment Based On
	Summary		Compensation	Actually	($)(4)
	Compensation	Compensation	Table Total	Paid to		Peer Group
	Table Total	Actually	for non-PEO	non-PEO	Total	Total
	for PEO	Paid to PEO	NEOs	NEOs	Shareholder	Shareholder	Net Income	Free Cash Flow
Year	($)(1)	($)(3)	($)(2)	($)(2)(3)	Return ($)	Return ($)	(in thousands, $)	(in thousands, $)(5)
2023	3,554,176	2,886,305	1,656,236	1,415,337	158.28	137.42	145,678	$82,687
2022	3,240,010	4,727,482	1,307,227	1,689,362	230.63	118.41	92,059	$57,783
2021	3,345,530	7,894,819	1,387,517	2,985,854	211.41	141.13	152,735	$49,408
2020	3,139,347	8,427,896	1,570,336	3,592,844	150.47	111.29	(250,036)	($4,477)
(1)
Our Principal Executive Officer (“PEO”) for each of the years reported was Oakleigh Thorne.
(2)
Our non-PEO named executive officers (“NEOs”) for each of the years reported were as follows: for 2023, Sergio Aguirre, Jessica Betjemann, Crystal Gordon, Karen Jackson and Barry Rowan; for 2022, Barry Rowan, Sergio Aguirre, Marguerite M. Elias, Karen Jackson and Jessica Betjemann; for 2021, Barry Rowan, Sergio Aguirre, Marguerite M. Elias and Karen Jackson; and for 2020, Barry Rowan, Marguerite M. Elias, Sergio Aguirre, Karen Jackson, John Wade and Jonathan B. Cobin.
(3)
Compensation “actually paid” is calculated in accordance with Item 402(v) of Regulation S-K. The table below sets forth each adjustment made during each year presented in the table to calculate the compensation “actually paid” to our NEOs during each year in the table. In this table, the unvested equity values are computed in accordance with the methodology also used for financial reporting purposes.

50	GOGO INC.

	2023		2022		2021		2020
		Average of		Average of		Average of		Average of
	PEO ($)	Other NEOs ($)	PEO ($)	Other NEOs ($)	PEO ($)	Other NEOs ($)	PEO ($)	Other NEOs ($)
Total Compensation as reported on Summary Compensation Table	3,554,176	1,656,236	3,240,010	1,307,227	3,345,530	1,387,517	3,139,347	1,570,336
Deduction for fair value of equity reported in Summary Compensation Table	(2,499,998)	(573,998)	(1,700,009)	(608,997)	(1,595,080)	(579,500)	(826,662)	(374,223)
Fair value of equity compensation granted in current year and unvested at year-end – value at year-end	—	171,590	1,326,924	475,124	2,328,094	845,808	8,011,563	2,414,669
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in a prior fiscal year that were unvested at end of current fiscal year	—	(45,830)	263,488	112,261	3,644,943	1,181,495	80,667	247,226
Fair value of equity compensation granted in current year that vested during current year	1,832,148	213,333	—	—	—	—	—	194,112
Change in fair value from end of prior fiscal year to vesting date for awards made in a prior fiscal year that vested during current fiscal year	(21)	(5,994)	1,597,069	403,747	171,332	150,535	(284,077)	(241,707)
Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	—	—	—	(1,692,942)	(217,569)
Compensation actually paid	2,886,305	1,415,337	4,727,482	1,689,362	7,894,819	2,985,854	8,427,896	3,592,844

2024 Proxy Statement	51

(4)
Peer Group total shareholder return (“TSR”) reflects the peer group of the S&P 600 Smallcap, as used for purposes of Item 201(e)(ii) of Regulation S-K in our latest Annual Report on Form 10-K for the fiscal year ended December 31, 2023. With respect to both the Company’s cumulative TSR and peer group cumulative TSR, each year reflects what the cumulative value of $100 would be as of the end of the applicable fiscal year, including the reinvestment of dividends, if such amount were first invested on December 31, 2019.
(5)
We chose free cash flow as our Company-selected measure because it is the key component of our executive compensation program. Free cash flow represents net cash provided by operating activities, plus the proceeds from the FCC Reimbursement Program and the interest rate caps, less purchases of property and equipment and the acquisition of intangible assets and cash paid to purchase our interest rate caps. We believe that free cash flow provides meaningful information regarding our liquidity.

52	GOGO INC.

Relationship between Compensation Actually Paid and Certain Financial Measures

The following graphs address, for the fiscal years covered by the Pay versus Performance Table, the relationship between compensation actually paid as disclosed in such table and the Company’s:

•
cumulative TSR and peer group cumulative TSR;
•
net income; and
•
free cash flow.

GOGO & Peer TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Value of $100 Investment from December 31, 2019
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
$8.43
$7.89
$4.73
$2.89
$3.59
$2.99
$1.69
$1.42
$150.47
$211.41
$230.63
$158.28
$111.29
$141.13
$118.41
$137.42
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average NEO CAP ($M)
GOGO
S&P 600 Small Cap

2024 Proxy Statement	53

Net Income vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Net Income ($M)
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
$8.43
$3.59
($250)
$7.89
$2.99
$153
$4.73
$1.69
$92
$2.89
$1.42
$146
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average NEO CAP ($M)
Net Income ($M)

Free Cash Flow vs. Compensation Actually Paid
Compensation Actually Paid ($M)
Free Cash Flow ($M)
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
($10)
$8.43
$3.59
$7.89
$2.99
$4.73
$1.69
$2.89
$1.42
($4)
$49
$58
$83
FY 2020
FY 2021
FY 2022
FY 2023
PEO CAP ($M)
Average NEO CAP ($M)
Free Cash Flow ($M)

54	GOGO INC.

Financial Performance Measures

As described in detail in the “Compensation Discussion and Analysis,” the Company’s executive compensation program consists of several compensation elements reflecting the Company’s pay-for-performance philosophy, including equity compensation, which is directly tied to the returns experienced by our stockholders. Please see “Compensation Discussion & Analysis” for a further description of these performance metrics (including, in the case of Adjusted EBITDA, how it is calculated) and how they are used in our executive compensation program. For 2023, we believe the most important financial performance measures used to link NEO compensation to Company performance are as follows:

•
Free cash flow;
•
Revenue; and
•
Adjusted EBITDA

2024 Proxy Statement	55

DIRECTOR COMPENSATION

Our nonemployee directors, other than the Chair, receive an annual board retainer of $240,000, consisting of $50,000 in cash and $190,000 in equity paid in equal quarterly installments, which are all deferred share units granted under our 2016 Omnibus Plan. Prior to the second quarter of fiscal year 2021, our directors also received a portion of their equity in stock options. The chairs of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive additional annual cash compensation of $20,000, $15,000 and $10,000, respectively, and our lead independent director receives additional annual cash compensation of $15,000. Cash payments are paid on or shortly after the end of the quarter and equity grants are made on the last business day of the quarter. Directors may elect to receive all or a portion of the cash portion of their annual retainer and any additional payments for service as a chair or lead independent director in the form of deferred share units granted under our 2016 Omnibus Plan. The directors are required to retain shares received upon settlement of deferred share units, and, to the extent exercised, stock options (on an after-tax net basis) until the earlier of one year following termination of board service or a change in control of the Company. This retention policy applies only to stock options and deferred share units granted on and after September 30, 2015. Our directors do not receive additional fees for attending Board or committee meetings.

The following table provides summary information concerning compensation paid or accrued by us to or on behalf of nonemployee directors for services rendered to us during 2023.

	Fees
	Earned or	Stock
	Paid in	Awards
	Cash ($)	($)(1)(2)	Total ($)
Robert L. Crandall	50,000	189,977	239,977
Hugh W. Jones	65,000	189,972	254,972
Michele Coleman Mayes	60,000	189,971	249,971
Robert H. Mundheim(3)	65,000	189,969	254,969
Christopher D. Payne	50,000	189,977	239,977
Charles C. Townsend	50,000	189,977	239,977
Harris N. Williams	70,000	189,972	259,972
Mark Anderson	50,000	189,977	239,977
Michael Abad-Santos(4)	33,904	128,826	162,730

(1)
Ms. Mayes and Messrs. Crandall, Mundheim, Payne, Townsend and Anderson elected to defer the cash portion of their annual retainer. The number of deferred share units they received and the grant date fair value of the deferred share units are included in the table below, together with the regular equity portion of their annual retainers.
(2)
The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 12, “Stock-Based Compensation and 401(k) Plan,” to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is incorporated by reference herein, for a discussion of the relevant assumptions used in calculating these amounts. The following table sets forth, by grant date, the grant date fair value of each award with respect to service as a director in 2023.
(3)
Mr. Mundheim retired effective January 2, 2024.
(4)
Mr. Abad-Santos joined the Board effective April 26, 2023, and his compensation was prorated accordingly.

56	GOGO INC.

			Grant Date
		Number of	Fair Value of
		Deferred	Deferred
		Share Units	Share Units
Name	Grant Date	(#)	($)
Robert L. Crandall	3/31/2023	4,137	59,987
	6/30/2023	3,527	59,994
	9/30/2023	5,029	59,996
	12/31/2023	5,923	60,000
Hugh W. Jones	3/31/2023	3,275	47,488
	6/30/2023	2,792	47,492
	9/30/2023	3,981	47,493
	12/31/2023	4,689	47,500
Michele Coleman Mayes	3/31/2023	4,310	62,495
	6/30/2023	3,674	62,495
	9/30/2023	5,238	62,489
	12/31/2023	6,169	62,492
Robert H. Mundheim	3/31/2023	4,396	63,742
	6/30/2023	3,747	63,736
	9/30/2023	5,343	63,742
	12/31/2023	6,293	63,748
Christopher D. Payne	3/31/2023	4,137	59,987
	6/30/2023	3,527	59,994
	9/30/2023	5,029	59,996
	12/31/2023	5,923	60,000
Charles C. Townsend	3/31/2023	4,137	59,987
	6/30/2023	3,527	59,994
	9/30/2023	5,029	59,996
	12/31/2023	5,923	60,000
Harris N. Williams	3/31/2023	3,275	47,488
	6/30/2023	2,792	47,492
	9/30/2023	3,981	47,493
	12/31/2023	4,689	47,500
Mark Anderson	3/31/2023	4,137	59,987
	6/30/2023	3,527	59,994
	9/30/2023	5,029	59,996
	12/31/2023	5,923	60,000
Michael Abad-Santos	6/30/2023	1,254	21,331
	9/30/2023	4,716	59,996
	12/31/2023	4,689	47,500

The following table shows the aggregate number of deferred share units and options held by our directors as of December 31, 2023.

	Number of Deferred	Number of Stock
Name	Share Units	Options
Robert L. Crandall	164,923	159,444
Hugh W. Jones	109,848	117,382
Michele Coleman Mayes	152,969	123,660
Robert H. Mundheim	169,683	151,019
Christopher D. Payne	147,722	155,613
Charles C. Townsend	162,179	159,444
Harris N. Williams	121,329	153,166
Mark Anderson	44,957	—
Michael Abad-Santos	10,659	—

2024 Proxy Statement	57

AUDIT MATTERS

Audit Committee Report

The Audit Committee of our Board is responsible for, among other things, reviewing with Deloitte & Touche LLP, our independent registered public accounting firm, the scope and results of their audit engagement. In 2023, the Audit Committee was composed of Harris Williams (Chair), Michael Abad-Santos, Hugh Jones and Michele Mayes.

In connection with the 2023 audit, the Audit Committee:

•
Reviewed and discussed with management the Company’s audited financial statements;
•
Discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board; and
•
Received from and discussed with Deloitte & Touche LLP the communications from Deloitte & Touche LLP required by the Public Company Accounting Oversight Board regarding their independence.

Based on the review and the discussions described in the preceding bullet points, the Audit Committee recommended to the Board that the audited financial statements and management’s report on internal controls over financial reporting be included in our Annual Report on Form10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

The Audit Committee has adopted a charter and a process for pre-approving services to be provided by Deloitte & Touche LLP.

The members of the Audit Committee have been determined to be independent in accordance with the requirements of Section 5605(c) of the Nasdaq Stock Market listing standards and the requirements of Section 10A(m)(3) of the Exchange Act.

The Audit Committee:

Harris N. Williams (Chair)
Michael Abad-Santos
Hugh W. Jones
Michele Coleman Mayes

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Pre-approval of Independent Auditor Services

The Audit Committee pre-approves all audit, audit-related, tax, and other services performed by the independent auditors. The Audit Committee pre-approves specific categories of services up to pre-established fee thresholds. Unless the type of service has previously been pre-approved, the Audit Committee must approve that specific service before the independent auditors may perform it. In addition, separate approval is required if the fees for any pre-approved category of service exceed the fee thresholds established by the Audit Committee. The Audit Committee may delegate to Mr. Harris Williams or any other independent chair of the Audit Committee pre-approval authority with respect to permitted services, provided that the chair must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All fees described below were pre-approved by the Audit Committee.

Independent Registered Public Accounting Firm Fees

The following table presents the Company’s fees for services performed by its independent registered public accounting firm, Deloitte & Touche LLP, and its affiliates, for the years ended December 31, 2023 and 2022.

	2023	2022
Audit fees(1)	$1,832,196	$1,727,416
Audit-related fees(2)	5,685	30,000
Tax fees(3)	-	32,025
All other fees(4)	-	5,685
Total	$1,837,881	$1,795,126

(1)
Audit fees principally include fees for services related to the audit of the Company’s financial statements and review of the Company’s quarterly financial information.
(2)
Audit-related fees for 2023 include subscription fees to an online accounting research tool. Audit-related fees for 2022 include fees for services related to the registration statement on Form S-3 filed by the Company on May 5, 2022.
(3)
Fees for tax services in 2022 include fees for tax advice related to domestic tax compliance, international tax structuring and advisory services.
(4)
All other fees for 2022 include subscription fees to an online accounting research tool.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated the two persons named below for election as directors at the Annual Meeting to serve until the 2027 annual meeting or until their respective successors are duly elected and qualified. Each of the nominees for director is currently serving on the Board. Directors are elected by a plurality. Therefore, the three nominees who receive the highest number of “FOR” votes will be elected. Proxies cannot be voted for a greater number of persons than the number of nominees named. There is no cumulative voting. If any nominee for any reason is unable to serve or will not serve, proxies will be voted for such substitute nominee as the proxy holders may determine. If any nominee is unable to serve as a director, the Board by resolution may reduce the number of directors or choose a substitute nominee. The Company is not aware of any nominee who will be unable to or will not serve as a director.

Nominees for Director

•
Michele Coleman Mayes
•
Harris N. Williams

For biographical information about the nominees for director, including information about their qualifications to serve as a director, see “Our Board of Directors and Corporate Governance—Class II Nominees.”

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE TWO NOMINEES FOR CLASS II DIRECTOR.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of our named executive officers. This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.

As described in the “Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”), the goal of our executive compensation programs has been and continues to be to support the successful recruitment, development and retention of executive talent through a pay-for-performance culture, so that we can achieve our business objectives and optimize our long-term financial returns. In furtherance of those goals, our Compensation Committee has developed compensation programs intended to provide competitive base compensation and reward performance that meet or exceed the targets established by the Compensation Committee, with the objective of increasing long-term stockholder value and supporting the shorter-term business goals critical to that increase.

For these reasons, our Board is asking stockholders to vote “For” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby APPROVED.”

As you consider this Proposal 2, please note that it relates to the compensation of our named executive officers specifically as disclosed in “Compensation Discussion and Analysis” and “Executive Compensation Tables.”

As an advisory vote, this Proposal 2 is not binding on our Board or the Compensation Committee. However, our Board and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

The proposal to approve, on an advisory basis, the compensation of our named executive officers requires for its approval the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 3: APPROVAL OF THE 2024 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the 2024 ESPP. On the recommendation of the Compensation Committee, our Board approved the 2024 ESPP, subject to stockholder approval, on April 25, 2024. If approved by the Company's stockholders, the 2024 ESPP will serve as the successor to the Company's Prior ESPP, which expired according to its terms on June 26, 2023. The 2024 ESPP is a broad-based plan that provides employees of the Company and certain designated subsidiaries and affiliates with the opportunity to become Company stockholders through voluntary periodic contributions that are applied towards the purchase of common stock of the Company (referred to herein as "shares") at a discount from the then-current market prices on the Nasdaq.

Our Board believes that the 2024 ESPP helps retain and motivate eligible employees and further align their interests with those of our stockholders. The Board approved the 2024 ESPP, subject to stockholder approval, so that we can continue to provide this benefit to eligible employees in the future.

The Board believes that the ability to offer this type of program is an important recruiting and retention tool for the Company to attract, motivate and retain the talented employees and officers needed for our success. In addition, the 2024 ESPP encourages stock ownership by employees and aligns the interests of employees and stockholders.

If approved by the stockholders, a total of 700,000 shares will be made available for purchase under the 2024 ESPP. The total number of shares available for purchase under the 2024 ESPP should be sufficient to meet expected purchases under the 2024 ESPP over the next five years, depending on the Company's share price on the Nasdaq Stock Market and enrollment in the 2024 ESPP.

Summary of the 2024 ESPP

The following is a summary of the material terms of the 2024 ESPP and is qualified in its entirety by reference to the text of the 2024 ESPP. A copy of the 2024 ESPP is attached as Annex A to this Proxy Statement and is incorporated by reference herein.

General

The 2024 ESPP includes two components: a Code Section 423 Component (the "423 Component"), which is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code, and a non-Code Section 423 Component (the "Non-423 Component"), which authorizes the grant of rights to purchase our shares in a manner that does not qualify as an "employee stock purchase plan" under Section 423 of the Code as determined by the administrator. Generally, the Non-423 Component will be operated and administered in the same manner as the 423 Component.

Administration

Our Board will administer the 2024 ESPP, unless the board determines to delegate administrative authority to a committee of the Board. The Board has delegated such authority to the Compensation Committee. The administrator has full authority to prescribe, amend and rescind rules and regulations relating to the

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administration of the 2024 ESPP and make all other determinations necessary or advisable for the administration and interpretation of the 2024 ESPP.

Share Purchases

Participation in the 2024 ESPP is voluntary. The 2024 ESPP permits shares of our common stock to be sold to participating employees on the last trading day of an offering period. Each offering period will have a stated term determined by the administrator, but in no event will the offering period be longer than 27 months. The number of shares a participant will be able to purchase will generally be equal to the payroll deductions during the offering period divided by the purchase price per share. The purchase price per share is determined by the administrator, but may be no less than the lesser of (x) eighty-five percent (85%) of the fair market value of a share on the date on which an offering period commences and (y) eighty-five percent (85%) of the fair market value of a share on the date on which an offering period ends. The 2024 ESPP limits each participant's share purchases in order to stay within the Code's $25,000 per year accrual rate purchase limitation (based on the fair market value of the shares on the first day of the offering period).

Eligible Participants

Any employee of the Company or certain subsidiaries of the Company designated by the administrator may participate in the 2024 ESPP. However, the administrator may limit eligibility to participate in the 2024 ESPP as follows:

•
The administrator may exclude from participation any employee (i) whose customary employment is for not more than 20 hours per week or five months per year or (ii) who is a citizen or resident of a non-U.S. jurisdiction if participation would be prohibited under the laws of the employee's jurisdiction or would violate Section 423 of the Code.
•
The administrator may limit participation in the 2024 ESPP to employees who have completed a fixed term of service, not to exceed two years, with the Company.
•
The administrator may determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) is ineligible to participate in the 423 Component of the Plan.

As of April 5, 2024, five executive officers and approximately 463 employees were eligible to participate in the 2024 ESPP.

Number of Shares

The aggregate number of shares of our common stock that will be available for purchase under the 2024 ESPP, if approved by the stockholders, is 700,000 shares. No employee may receive the right to purchase our common stock under the 423 Component of the 2024 ESPP: (i) to the extent that he or she would own or have the right to purchase stock possessing five percent (5%) or more of the total value or combined voting power of all classes of stock of us or any of our subsidiaries; or (ii) to the extent that his or her rights to purchase stock would exceed $25,000 in fair market value in any calendar year.

Terms and Conditions

Eligible employees may become participants in the 2024 ESPP by completing an enrollment process in accordance with the rules established by the administrator. An eligible employee who chooses to participate in

2024 Proxy Statement	63

the 2024 ESPP will elect to have after-tax payroll deductions made from eligible compensation each payday during the offering period up to a maximum percentage of eligible compensation to be established by the administrator. A participant may not make contributions to his or her account other than through the payroll deductions.

Participants may change their contribution levels for future offering periods. In addition, a participant may withdraw all, but not less than all, of his or her contributions that have accumulated during an offering period but have not been used to purchase our common stock. Unless a participant withdraws from an offering under the 2024 ESPP (whether voluntarily or through termination of employment), the maximum number of whole shares which are purchasable with the accumulated contributions in the participant's account will be purchased for such participant at the applicable purchase price on the last day of the offering period. Participants may withdraw from the 2024 ESPP at any time up to seven days prior to the last day of the offering period.

Participants who withdraw from the 2024 ESPP will not be permitted to re-enroll in the 2024 ESPP until the next offering period. Upon a participant's termination of employment with the Company or an eligible subsidiary for any reason (including death or retirement of the participant), the participant's participation in the 2024 ESPP will end automatically, and the share purchase rights will terminate automatically. The 2024 ESPP does not provide for the payment of interest on a participant's contributions unless required by applicable local law.

Duration, Termination and Amendment

The 2024 ESPP shall terminate on the earlier of (a) the day on which all shares of common stock authorized for issuance under the 2024 ESPP have been issued or (b) the day on which the Board or the administrator terminates the 2024 ESPP. The 2024 ESPP permits the Board or the administrator to amend, suspend or terminate the 2024 ESPP at any time; however, the Board or the administrator may not, without the approval of the Company's stockholders, make any amendment for which stockholder approval is necessary to comply with any tax or regulatory requirement.

Nontransferability

The right of a participant to purchase our common stock through the 2024 ESPP will not be transferable by the participant. However, such non-transferability does not preclude transfers by will or by the applicable laws of descent and distribution.

Change in Capitalization or Other Corporate Events

In the event that the administrator determines that any stock dividend, extraordinary dividend, stock split or share recombination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction that affects the common stock such that an adjustment is required in order to preserve or prevent an enlargement of the benefits intended to be made available under the 2024 ESPP has occurred, the administrator shall, in its sole discretion, and in such manner as the administrator

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deems equitable, adjust any or all of the number and kind of shares which thereafter may be offered in an offering under the 2024 ESPP.

Effect of Change in Control

In the event of a change in control of the Company, the administrator may take whatever action it deems necessary or appropriate, including, but not limited to (i) shortening any offering period then in progress so that the shares are purchased on the date of or immediately prior to the change in control, (ii) shortening any offering period then in progress and refunding any amounts accumulated in participant accounts for such offering period, (iii) canceling the share purchase rights in exchange for a payment equal to the difference between the fair market value of our stock as of the date of the change in control and the purchase price determined according to the 2024 ESPP or (iv) granting a substitute right to participants in exchange for each purchase right.

United States Federal Income Tax Consequences

The following is a general discussion of the U.S. federal income tax consequences of participating in the 2024 ESPP for U.S. employees. The applicable rules are complex and may change from time to time, and the income tax consequences may vary depending upon an individual's particular circumstances. It is based on the Internal Revenue Code as in effect as of the date of this proxy statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

As discussed above, the 2024 ESPP has a U.S. tax qualified component intended to qualify as an "employee stock purchase plan" under Section 423(b) of the Code for U.S. employees and also has a non-Section 423 component for other employees that is not intended to qualify under Section 423. This discussion addresses only the Code Section 423 Component. Different U.S. tax consequences apply to the Non-423 Component. The purchase of stock under the 2024 ESPP is made with after-tax earnings. Generally, the participant does not have to report income or pay tax on the shares of our common stock at the time the participant purchases the shares. Thereafter, the U.S. federal income taxes for a participant who sells the stock will depend on when the participant sells the stock.

If stock that was purchased under an ESPP is held for more than two years after the end of the offering period, or if the participant dies while owning the shares, the participant recognizes ordinary income on a sale (or a disposition by way of gift or upon death) equal to the lesser of: (i) the amount by which the fair market value (or, in a sale, the actual sale price) of the shares on the date of the sale or disposition exceeds the purchase price, or (ii) the difference between the fair market value of the shares on the purchase date and the purchase price. All additional gain on the sale of stock will be treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee will have a long-term capital loss for the difference between the sale price and the purchase price.

If the stock is sold, or is otherwise disposed of including by way of gift, before the Section 423 holding periods described above is met, the participant will (i) have engaged in a "disqualifying disposition" and (ii) recognize ordinary income at the time of sale or other disposition on the difference between the fair market value of the shares on the purchase date and the purchase price. This amount is considered ordinary compensation income in the year of sale or other disposition even if no gain is realized on the sale or disposition. If the shares are held for at least one year, the participant may recognize capital gain or loss on the sale or disposition of shares

2024 Proxy Statement	65

to the extent the fair market value (or, in a sale, the actual sale price) of the shares upon sale or disposition exceeds or is less than the tax basis.

Generally, the Company or its subsidiary will receive a tax deduction only to the extent that a participant recognizes ordinary income on a disqualifying disposition. The Company and its subsidiaries will not receive a deduction if the participant meets the holding period requirements.

New Plan Benefits

Because the amount of future benefits under the 2024 ESPP will depend on which of our employees elect to participate, the amount of their contribution elections and the fair market value of our common stock, it is not possible to determine the benefits that will be received by eligible participants if the 2024 ESPP is approved by our stockholders, but we expect participation to be substantially similar to our prior ESPP. The closing price of a share of our common stock, as reported on Nasdaq on April 5, 2024 was $8.30.

Current Equity Information

For information on currently outstanding equity, please see Proposal 4.

Vote Required

The proposal to approve the Gogo Inc. 2024 Employee Stock Purchase Plan requires for its approval the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2024 EMPLOYEE STOCK PURCHASE PLAN.

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PROPOSAL 4: APPROVAL OF THE 2024 OMNIBUS EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the 2024 Omnibus Equity Incentive Plan (the "2024 Plan") at our 2024 Annual Meeting. The 2024 Plan was approved by our Board of Directors in April 2024, subject to approval by our stockholders. Upon approval of the 2024 Plan, the 2024 Plan will become effective as of June 4, 2024 (the "Effective Date") and replace the Second Restated and Amended Gogo Inc. 2016 Omnibus Incentive Plan (the "Prior Plan"), and no further awards will be made under the Prior Plan, but the Prior Plan will continue to govern awards outstanding thereunder.

Our equity incentive plans are a vital component of our compensation program and the primary equity plan we use to grant equity-based incentive awards to directors, officers and employees. Our Board believes that granting equity awards under our equity incentive plans has served to align the interests of the employees of the Company with the stockholders and that it would be in the best interest of the Company and its stockholders to continue to make such grants.

As of April 5, 2024, 1,732,284 shares remained available for the issuance under the Prior Plan with no more than 1,194,679 shares available for issuance in respect of restricted stock, restricted stock units, performance shares, performance units, deferred share units and other awards based on the full value of stock (rather than an increase in value) under the Prior Plan. We believe that the remaining amounts under the Prior Plan are insufficient to meet our equity compensation requirements for 2024 and coming years.

Accordingly, our Board has approved the 2024 Plan, subject to stockholder approval at the Annual Meeting, to provide for the grant of up to 5,200,000 shares under equity-based incentive awards to our non-employee directors, officers, employees and independent contractors. The additional shares will provide greater flexibility to continue to use the equity-based compensation to attract, motivate and retain a successful and tenured management team.

As of April 5, 2024, the closing market price of our common stock was $8.30 per share. 9,197,317 shares are subject to outstanding awards and options and 33,234,128 shares have been issued under, and in accordance with, the Prior Plan.

The statements made in this Proposal No. 4 concerning terms and provisions of the 2024 Plan are summaries and do not purport to be a complete recitation of the 2024 Plan provisions. Such statements are

2024 Proxy Statement	67

qualified in their entirety by express reference to the full text of the 2024 Plan. A copy of the 2024 Plan as proposed is attached hereto as Annex B and is incorporated by reference herein.

Plan Governance Highlights

The 2024 Plan incorporates certain governance best practices, including:

•
No "liberal share recycling" of any awards.
•
Minimum vesting period of one year, except under certain limited circumstances and with permitted exceptions up to 5% of the share reserve.
•
Dividends and dividend equivalent rights, if any, on all awards will be subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied.
•
No dividends or dividend equivalents on options or SARs.
•
Minimum 100% fair market value exercise price as of the date of grant for options and SARs.
•
No "liberal" change in control definition.
•
No repricing of options or stock appreciation rights and no cash buyout of underwater options or stock appreciation rights without stockholder approval, except for certain equitable adjustments in connection with certain corporate transactions.
•
No excise tax gross-ups.
•
No "reloads" of options or SARs.

Summary of the Plan

Eligible Participants. Officers, directors and employees of the Company and its subsidiaries and consultants or others who may provide services to the Company and its subsidiaries are eligible to receive awards under the 2024 Plan. As of April 5, 2024, approximately five executive officers and approximately 463 employees were eligible to participate in the 2024 Plan. Additionally, all of our non-employee directors (including our non-employee director nominees), which currently consists of eight directors, will be eligible to participate.

Administration. The 2024 Plan will be administered by the Compensation Committee (or its permitted designee), which will have sole and complete authority and discretion to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the 2024 Plan, to interpret the terms and provisions of the Plan and to determine participants and the types and terms and conditions of any award. The Committee's decisions including any failure to make decisions will be binding.

Available Shares. Subject to adjustment as provided in the 2024 Plan, the maximum number of shares of Stock that are available for awards granted under the 2024 Plan will be the sum of (i) 5,200,000 shares of common stock plus (ii) the number of shares of common stock that remain available for issuance under the Prior Plan. Any shares granted in connection with awards other than options and SARs will be counted against this limit as 1.45 shares for every one share granted in connection with such Award. Shares of common stock may be made

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available from stock held in treasury or authorized but unissued shares of the Company not reserved for any other purpose. No more than 5,200,000 shares of common stock may be issued in respect of incentive stock options.

Any shares of stock subject to an award under the 2024 Plan, the Prior Plan or any other equity plan of the Company which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any stock will be available for grant under the 2024 Plan. Shares that are repurchased, withheld to cover applicable taxes or used to pay an exercise price, will not become available for future awards.

Director Limitations. In any calendar year, our non-employee directors may not receive awards for service on the Board that, taken together with any cash fees, have a value in excess of $1,000,000. The Compensation Committee may make exceptions to this limit if the non-employee director receiving the additional compensation does not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for other directors.

Minimum Vesting Requirements. Except for any accelerated vesting upon a change of control or the death, disability or retirement of a participant and subject to any additional vesting requirements or conditions as the Compensation Committee may establish, each award shall be subject to a minimum vesting period of one year from the date of grant. The minimum vesting requirements will not apply to awards involving an aggregate number of shares not in excess of 5% of the 2024 Plan share reserve.

Adjustment in Capitalization. The number and kind of shares of common stock available for issuance under the 2024 Plan and the number, class, exercise price, performance goals or other terms of any outstanding award shall be adjusted by the Board to reflect any extraordinary dividend or distribution, stock dividends, stock split or share combination or any reorganization, recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction or event affecting the common stock of the Company.

Terms and Conditions of Performance Awards. A "performance award" is an award of restricted stock, restricted stock units, options, deferred shares, deferred share units, performance units, stock appreciation rights, other equity-based awards or cash, the grant, exercise, voting or settlement of which is subject (in whole or in part) to the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee.

Terms and Conditions of Restricted Stock and Restricted Stock Units. "Restricted Stock" is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A "restricted stock unit" is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant's account. Vested restricted stock unit awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee. Subject to the provisions of the 2024 Plan, our Compensation Committee will determine the terms and conditions of each award of restricted stock or restricted stock units, including any restriction period or restrictions applicable to the award. Restricted stock and restricted stock units granted under the plan will vest based on a minimum period of service or the occurrence of events specified by our Compensation Committee,

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including the achievement of performance-based vesting conditions in lieu of, or in addition to, time-based vesting conditions.

Terms and Conditions of Options. An "incentive stock option" is an option that meets the requirements of Section 422 of the Code, and a "non-qualified stock option" is an option that does not meet these requirements. An option granted under the 2024 Plan will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable later than ten years from the grant date or, in the case of an incentive stock option award granted to a ten percent stockholder, later than five years from the grant date. Our Compensation Committee may determine the terms and conditions of each award of stock options granted under the 2024 Plan, including the exercise price associated with the stock option and the time and conditions of exercise for each stock option.

The purchase price per share upon exercise of each option granted under the plan may not be less than 100% (or 110% in the case of an incentive stock option granted to a ten percent stockholder), of the fair market value of our common stock on the option grant date. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed and as reported in The Wall Street Journal on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the mean between the high bid and low asked prices for the common stock on the last market trading day prior to the day of determination. If our common stock is not listed on an established stock exchange or national market system, the fair market value will be determined in good faith by our Compensation Committee pursuant to a reasonable valuation method in accordance with Section 409A of the Code, including without limitation by reliance on an independent appraisal completed within the preceding 12 months.

The aggregate fair market value of all shares with respect to which incentive stock options are first exercisable by a participant in any calendar year may not exceed $100,000 or such higher limit as may be permitted under Section 422(d) of the Code.

Terms and Conditions of Stock Appreciation Rights. A "stock appreciation right" (or a "SAR") is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) any increase in the fair market value of one share of our common stock on the exercise date over a price fixed by the Compensation Committee on the grant date, which may not be less than the fair market value of a share of our common stock on the grant date, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised; provided, however, that on the grant date, the Compensation Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise. A SAR under the 2024 Plan will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable later than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Terms and Conditions of Deferred Share Units.A "deferred share unit" is a unit credited to a participant's account in our books that represents the right to receive a share of common stock or the equivalent cash value of a share of common stock on settlement of the account. Deferred share units may be granted by the Compensation Committee independent of other awards or compensation, or received at the participant's election instead of other compensation. Subject to the provisions of the 2024 Plan, our Compensation Committee will determine the terms and conditions of each award of deferred share units, including the restriction period for all or a portion of the

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award and the restrictions applicable to the award. Vested deferred share until awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Compensation Committee.

Other Stock-Based Awards. The Compensation Committee may make other equity-based or equity-related awards not otherwise described by the terms of the plan in such amounts and subject to such terms and conditions as the Compensation Committee may determine.

Dividend Equivalents. A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award (other than options or SARs) or on their own. In no event will dividends or dividend equivalents be paid to participants with respect to an award unless and until the date such award becomes vested.

Termination of Employment. Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company, whether due to disability, death or under any circumstances shall be determined by the Compensation Committee.

Change in Control. Upon a change in control, unless otherwise determined by the Compensation Committee and provided in a participant's award agreement, no cancellation, termination, acceleration or exercisability or vesting, lapse of any restriction period or settlement or other payment shall occur with respect to any outstanding awards, provided that such outstanding awards are honored or assumed or new rights substituted therefore (such honored, assumed or substituted awards, "Alternative Awards") by any successor entity to the Company. Alternative Awards must provide a participant with substantially equivalent or better rights, terms and conditions, have substantially the same economic value and provide for accelerated vesting in the event a participant's employment is terminated without cause or the employee resigns for good reason within 24 months after the change in control. Unless otherwise determined by the Compensation Committee, any participant whose employment is terminated by the Company without cause within three months prior to a change in control will, for the purposes of the 2024 Plan, be treated as if the participant's employment had terminated immediately following the change in control.

If no Alternative Awards are available or in the event of a change in control in which all of the common stock is exchanged for or converted into cash or the right to receive cash, then immediately prior to the consummation of the transaction constituting the change in control, (i) all unvested awards (other than performance awards) shall vest and the restriction period on all such outstanding awards shall lapse; (ii) each outstanding performance award with a performance cycle in progress at the time of the change in control shall be deemed to be earned and become vested and/or paid out based on the performance goals achieved as of the date of the change in control (which performance goals shall be prorated or adjusted, if necessary or appropriate, to reflect the portion of the performance cycle that has been completed), and all other performance awards shall lapse and be canceled and forfeited upon consummation of the change in control; and (iii) shares of common stock underlying all restricted stock, restricted stock units, performance awards, deferred share units and other stock-based awards that are vested or for which the restriction period has lapsed shall be issued or released to the participant holding such award.

The Compensation Committee may determine, in its discretion, to cancel some or all awards in exchange for a cash payment based on the change in control price. The Compensation Committee may also, in its discretion,

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accelerate the exercisability or vesting or lapse of any restriction period with respect to all or any portion of any outstanding award.

Forfeiture, Cancellation or "Clawback" of Awards. The Company may cancel or reduce, or require a participant to forfeit and disgorge to the Company or reimburse the Company for any awards granted or vested and any gains earned or accrued, due to the exercise, vesting or settlement of awards or sale of any common stock issued pursuant to an award under the plan, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule in effect on or after the effective date of the plan. Awards granted under the 2024 Plan (and gains earned or accrued in connection with awards or the sale of any stock issued pursuant to such awards) will be subject to generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee from time to time and communicated to participants. Any such policies may (in the discretion of the Compensation Committee) be applied to outstanding awards at the time of adoption of such policies, or on a prospective basis only.

Amendment or Termination of the 2024 Plan. The 2024 Plan will terminate on the tenth anniversary of the date on which it is approved by stockholders. The Board or the Compensation Committee may amend, modify, suspend or terminate the 2024 Plan at any time, except that no amendment may be made without stockholder approval if the amendment or modification would (i) materially increase the benefits accruing to participants under the plan, (ii) increase the number of shares of stock subject to the plan or increase the individual award limitations, (iii) modify the class of personal eligible to participate in the plan, (iv) allow options or SARs to be granted with an exercise price less than fair market value, (v) extend the term of an award beyond its original expiry date or (vi) materially modify the plan in any way that would require stockholder approval under any applicable regulatory requirements or stock exchange rules. In addition, no amendment may adversely affect any outstanding award or result in the imposition of additional taxes or penalties under Section 409A of the Code without participant consent.

Prohibition on Repricing. With stockholder approval, except as a result of any equitable adjustment or change in control, the Committee will not have the power or authority to reprice any outstanding option or SAR, by amendment or otherwise, by reducing the exercise price or granting a new award, or making any cash payment, in substitution for or upon the cancellation any outstanding options or SAR.

Amendment of an Award. The Compensation Committee may amend, modify or terminate an award at any time prior to payment or exercise, in any manner not inconsistent with the terms of the plan, including changing the date or dates of exercisability, nonforfeiture or performance satisfaction, except that no amendment, modification or termination that would adversely affect a participant's rights under the award may be effected without the participant's consent. The Compensation Committee may also accelerate the exercisability or vesting or lapse of any restriction period with respect to any outstanding award at any time. However, no outstanding

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option may be amended or otherwise modified or exchanged in a manner that would have the effect of reducing its original exercise price or otherwise constitute a repricing.

Federal Income Tax Consequences of Awards

The following is a brief summary of the principal United States federal income tax consequences of awards under the 2024 Plan. This summary is not intended to be exhaustive and does not describe state, local, or foreign tax laws.

Incentive Stock Options. The grant of an incentive stock option will not result in any immediate tax consequences to the Company or the participant. In addition, a participant will not recognize taxable income and we will not be entitled to any deduction, upon the exercise of an incentive stock option while the participant is an employee or within three months following termination of employment (longer in the case of death). In such event, the excess of the fair market value of the shares acquired over the option price will be includible in the participant's alternative minimum taxable income for the year of exercise for purposes of the alternative minimum tax. If the participant does not dispose of the shares acquired within the year after their receipt (and within two years after the option was granted), gain or loss recognized on the subsequent disposition of the shares will be treated as long-term capital gain or loss. Capital losses of individuals are deductible only against capital gains and a limited amount of taxable ordinary income. In the event of an earlier disposition, the participant will recognize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Any additional gain to the participant will be treated as capital gain, long-term or short-term, depending on how long the shares have been held. Upon such a disqualifying disposition, we will be entitled to a deduction in the same amount and at the same time as the participant recognizes such taxable ordinary income, subject to the limitations of Section 162(m) of the Code.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in any immediate tax consequences to the Company or the participant. Upon the exercise of a non-qualified stock option, the participant will recognize taxable ordinary income, and we will be entitled to a deduction, subject to the limitations of Section 162(m) of the Code, equal to the difference between the option price and the fair market value of the shares acquired at the time of exercise. Any gain or loss upon a subsequent sale or exchange of the shares will be capital gain or loss, long-term or short-term, depending on how long the shares have been held.

Stock Appreciation Rights. The grant of either a tandem SAR or a freestanding SAR will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of either a tandem SAR or a freestanding SAR, any cash received and the fair market value on the exercise date of any shares received will constitute taxable ordinary income to the grantee. We will be entitled to a deduction in the same amount and at the same time, subject to the limitations of Section 162(m) of the Code.

Restricted Stock. A participant normally will not recognize taxable income upon an award of restricted stock, and we will not be entitled to a deduction, until the termination of the restrictions. Upon such termination, the participant will recognize taxable ordinary income in an amount equal to the fair market value of the shares at that time, plus the amount of the dividends thereon to which the participant then becomes entitled. However, a participant may elect to recognize taxable ordinary income in the year the restricted stock is awarded in an amount equal to its fair market value at that time, determined without regard to the restrictions. We will be entitled to a

2024 Proxy Statement	73

deduction in the same amount and at the same time as the participant realizes income, subject to the limitations of Section 162(m) of the Code.

Restricted Stock Units/Performance Shares or Units. Any cash and the fair market value of any shares received in connection with the grant of a restricted stock unit/performance shares or units under the 2024 Plan will constitute taxable ordinary income to the participant in the year in which paid, and the Company will be entitled to a deduction in the same amount, subject to the limitations of Section 162(m) of the Code.

Other Stock-Based and Cash Awards. The grant of other stock-based and cash awards will generally constitute taxable ordinary income to the participant in the year in which paid, and the Company will generally be entitled to a deduction in the same amount, subject to the limitations of Section 162(m) of the Code.

Dividend Equivalents. Dividend equivalents generally will be taxed at ordinary income rates when paid. In most instances, they will be treated as additional compensation that we will be able to deduct at that time, subject to the limitations of Section 162(m) of the Code.

Withholding. Applicable taxes required by law will be withheld from all amounts paid in satisfaction of an award.

Section 162(m) of the Code. Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

Section 409A of the Code. Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The 2024 Plan and awards granted under the 2024 Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

KEY EQUITY PLAN DATA

Burn Rate

Our stock-based compensation, including the participation of employees and directors, results in a "burn rate" or share utilization rate presented in the table below. The table sets forth information regarding award grants, the burn rate for each of the last three years, and the average burn rate over the last three years. The burn rate has been calculated as the quotient of (i) the sum of all options, SARs, restricted stock and RSUs granted in such year,

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divided by (ii) the weighted average number of shares of Common Stock outstanding at the end of such year. The "burn rate" is not adjusted for forfeitures and expirations, which would reduce the burn rate if taken into account.

	Year Ended December 31,			3-Year
	2023	2022	2021	Average
Stock options & SARs granted (a)	-	-	26,726	8,909
Time-based restricted stock and RSUs granted (b)	1,899,140	1,513,287	2,751,436	2,054,621
Performance-based RSUs granted (c)	-	-	-	-
Total equity awards (a+b+c)	1,899,140	1,513,287	2,778,162	2,063,530
Weighted average shares of Common Stock outstanding (d)	129,753,000	123,268,000	103,400,000	118,807,000
Burn rate ((a+b+c)/d)	1.46%	1.23%	2.69%	1.79%

Overhang

The total potential dilution or "overhang" from the adoption of the 2024 Plan is shown below. The Prior Plan and the Gogo Inc. 2013 Omnibus Incentive Plan are the only incentive plans under which equity awards are outstanding, and in the case of the 2024 Plan, the only incentive plan under which possible future awards would be outstanding. The fully-diluted "overhang" assumes that the entire share reserve is granted in stock options. Other than the shares of common stock outstanding, all information is as of April 5, 2024.

Shares available for grant under the Prior Plan (a)	1,732,284*
Additional shares requested for approval under the 2024 Plan (b)	5,200,000
Shares subject to outstanding stock options/SARs under the existing equity plans	3,696,230
Weighted-average exercise price of outstanding stock options/SARs	$4.32
Weighted–average remaining term of outstanding stock options/SARs	3.9
Shares subject to outstanding full-value stock awards under the existing equity plans	5,501,087
Total outstanding stock options/SARs and full-value stock awards (c)	9,197,317
Shares of common stock outstanding as of the Record Date (d)	128,039,632
Fully-diluted Overhang (a+b+c) divided by (a+b+c+d)	11.19%

*Each option/SAR granted under the Prior Plan counts as one share and each full value award counts as 1.45 shares.

New Plan Benefits

No awards have been granted, and no shares have been issued, under the proposed 2024 Plan. Future grants under the 2024 Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2024 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the 2024 Plan; however, see the "Grants of Plan-Based Awards Table" for a

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description of the equity awards made to our NEOs during the year ended December 31, 2023 under our existing incentive plans.

Currently Outstanding Equity

The following table sets forth the number of shares of our common stock reserved for issuance under our equity compensation plans (which includes amounts for both continuing and discontinued operations) as of the end of 2023:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)
	(a)		(b)		(c)
Equity compensation plans approved by security holders	8,634,159	(1)	4.35	(2)	4,432,317	(3)
Equity compensation plans not approved by security holders	N/A		N/A		N/A
Total	8,634,159		4.35		4,432,317

(1) Represents the number of shares associated with options, RSUs and DSUs outstanding as of December 31, 2023.

(2) Represents the weighted average exercise price of the 3,769,590 options disclosed in column (a).

(3) Represents the number of shares remaining available for future issuance under our 2016 Omnibus Plan (4,432,317 shares). Of this number, only 3,056,770 shares are available for issuance with respect to RSUs, DSUs and other awards based on the full value of stock (rather than an increase in value) under the 2016 Omnibus Plan.

Vote Required

The proposal to approve the 2024 Plan requires for its approval the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2024 OMNIBUS EQUITY INCENTIVE PLAN.

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PROPOSAL 5: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, as the independent auditor to perform an integrated audit of the Company for the fiscal year ending December 31, 2024. Deloitte & Touche LLP has served as our independent auditor since 2007.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Board believes that obtaining stockholder ratification of the appointment is a sound corporate governance practice. If the stockholders do not vote on an advisory basis in favor of Deloitte & Touche LLP, the Audit Committee will reconsider whether to hire the firm and may retain Deloitte & Touche LLP or hire another firm without resubmitting the matter to stockholders for approval. The Audit Committee retains the discretion at any time to appoint a different independent auditor.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting and available to respond to appropriate questions and will have the opportunity to make a statement if they desire.

The proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for fiscal year 2024 requires for its approval the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by holders of common stock who are present in person or by proxy. Any abstention will have the effect of a vote against the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR 2024.

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OTHER INFORMATION FOR STOCKHOLDERS

Other Business

The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matter is properly submitted for action and presented at the meeting, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration of the matter or the proposed action.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers, directors and certain persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on a review of reports filed with the SEC and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during fiscal year 2023, except for one Form 4 which was not filed for Mr. Rowan to report the acceleration of 119,673 RSUs upon his departure, as explained in "Compensation Discussion and Analysis—Potential Payments upon Termination or Change in Control."

Stockholder Proposals and Director Nominations for 2025

The Company will review for inclusion in next year’s proxy statement stockholder proposals received by December 26, 2024, pursuant to Rule 14a-8 under the Exchange Act. Proposals must be sent to Crystal L. Gordon, Executive Vice President, General Counsel and Secretary of the Company, at 105 Edgeview Drive, Suite 300, Broomfield, Colorado 80021.

Stockholder proposals (including director nominations) not included in next year’s proxy statement may be brought before the 2025 annual meeting of stockholders by a stockholder of the Company who is entitled to vote at the meeting, has given a written notice to the Executive Vice President, General Counsel and Secretary of the Company containing certain information specified in the Bylaws, and was a stockholder of record at the time such notice was given. Such notice must be delivered to or mailed to and received at the address in the preceding paragraph no earlier than February 4, 2025 and no later than March 6, 2025, except that if the date of the 2025 annual meeting of stockholders is changed, and the meeting is held before May 5, 2025 or after August 13, 2025, such notice must be delivered at the address in the preceding paragraph no earlier than 120 days prior to the new date of such annual meeting and no later than the close of business on the later of (i) the ninetieth day prior to the new date of such annual meeting or (ii) the tenth day following the day on which a public announcement of the new date of such annual meeting is first made. In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2025 annual meeting of stockholders, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

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Annual Report for 2023

The 2023 Annual Report to Stockholders, including our 2023 Annual Report on Form 10-K, is being mailed with this proxy statement. Stockholders can also access this proxy statement and our 2023 Annual Report to Stockholders on our investor relations website at https://ir.gogoair.com or at www.proxyvote.com, using the control number located on each proxy card.

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We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibits. All requests should be directed to Investor Relations, Gogo Inc., 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021.

Solicitation Costs

This solicitation is being made by the Company, and the Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials and Notices of Internet Availability of Proxy Materials, as applicable, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Householding of Annual Disclosure Documents

Under rules adopted by the SEC, we are permitted to deliver a single Notice of Internet Availability of Proxy Materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, reduces the volume of duplicate information received at your household and helps to reduce costs. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

The Company is not householding this year for those stockholders who own their shares directly in their own name. If you share the same last name and address with another Company stockholder who also holds his or her shares directly, and you would each like to start householding for the Company’s annual reports and proxy materials, please call (312) 517-6069 or write to Investor Relations at 105 Edgeview Dr., Suite 300, Broomfield, Colorado 80021.

This year, some brokers and nominees who hold Company shares on behalf of stockholders may be participating in the practice of householding proxy statements and annual reports for those stockholders. If you would like to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder.

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Attendance at Annual Meeting

If a stockholder would like to virtually attend the Annual Meeting in person, he or she must access www.virtualshareholdermeeting.com/GOGO2024 using the control number located on each proxy card or by following the instructions that accompanied his or her proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

Crystal L. Gordon
Executive Vice President, General Counsel and Secretary

Broomfield, Colorado

April 25, 2024

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

This proxy statement and proxy card are furnished in connection with the solicitation of proxies to be voted at our annual meeting of stockholders, which will be held virtually at 9:00 a.m. Mountain Time, on June 4, 2024, at www.virtualshareholdermeeting.com/GOGO2024 (the “Annual Meeting”). On or about April 25, 2024, we began mailing to stockholders of record as of April 5, 2024, a Notice of Internet Availability of Proxy Materials and made the proxy materials available on the Internet.

Why am I receiving this proxy statement and proxy card?

You have received these proxy materials because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement describes issues on which we would like you to vote on at our Annual Meeting. It also gives you information on these issues so that you can make an informed decision.

Because you own shares of our common stock, we have made this proxy statement and proxy card available to you on the Internet, or have delivered printed versions of this proxy statement and proxy card by mail if you have requested it.

When you vote by using the Internet or by signing and returning the proxy card you received by mail (or, if you hold shares through a bank or broker, voting instruction form), you appoint Crystal L. Gordon and Jessica Betjemann (with full power of substitution) as your representatives at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed or, if an issue that is not on the proxy card properly comes up for vote, in accordance with their best judgment. This way, your shares will be voted whether or not you virtually attend the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, we encourage you to vote in advance either by using the Internet or by signing and returning your proxy card by mail.

Why did I receive a Notice of Internet Availability of Proxy Materials (“Notice”) in the mail instead of a printed set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, we are permitted to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the proxy statement and annual report over the Internet at www.proxyvote.com. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Stockholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the Internet at www.proxyvote.com.

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Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 5, 2024 are entitled to vote. April 5, 2024 is referred to as the “record date.” A list of stockholders entitled to vote at the meeting will be available in electronic form on the day of the Annual Meeting and for ten days before the meeting, in each case at www.virtualshareholdermeeting.com/GOGO2024.

How many votes is each share of common stock entitled to?

Holders of common stock are entitled to one vote per share. On the record date, there were 128,039,632 shares of our common stock outstanding and entitled to vote.

How do I vote on the proposals before the Annual Meeting?

Stockholders of record may vote by using the Internet, telephone or by mail as described below. Stockholders also may virtually attend the Annual Meeting on June 4, 2024 at www.virtualshareholdermeeting.com/GOGO2024 and vote online at that time.

•
You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com, which may be accessed using the control number located on each proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 3, 2024. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.
•
You may vote by telephone. If you choose to vote by telephone you may do so until 11:59 p.m. Eastern Time on June 3, 2024. Please dial 1-800-690-6903 with your proxy card in hand and follow the instructions that will be given to you over the phone.
•
You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting. To vote at the Annual Meeting, you must access www.virtualshareholdermeeting.com/GOGO2024 and will need the control number located on your proxy card and follow the instructions that accompanied your proxy materials.

If you hold shares through a bank or broker, please refer to your voting instruction form or other information forwarded by your bank or broker to see which voting options are available to you. Additionally, to be able to vote in person at the Annual Meeting, you must obtain a proxy, executed in your favor, from the holder of record.

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How do I change or revoke my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•
submitting a subsequent proxy by using the Internet prior to 11:59 p.m. Eastern Time on June 3, 2024;
•
sending written notice of revocation prior to the Annual Meeting to our Corporate Secretary c/o Gogo Business Aviation LLC, 105 Edgeview Drive, Suite 300, Broomfield, Colorado 80021; or
•
virtually attending the Annual Meeting and voting online.

If you hold shares through a bank or broker, please refer to your voting instruction form or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote.

Virtual attendance at the Annual Meeting will not by itself revoke a proxy.

How many votes do you need to hold the Annual Meeting?

The presence, in person or by proxy, of the holders of record of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum. Stockholders who attend the Annual Meeting online at www.virtualshareholdermeeting.com/GOGO2024 will be deemed to be in person attendees for purposes of determining if a quorum has been meet. If a quorum is present, we can hold the Annual Meeting and conduct business.

On what items am I voting?

You are being asked to vote on five items:

•
to elect two directors nominated by the Board and named in the proxy statement to serve until our 2027 annual meeting of stockholders or until their successors are elected and qualified;
•
to approve 2023 executive compensation in a non-binding advisory vote;
•
to approve the 2024 ESPP;
•
to approve the 2024 Plan; and
•
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

No cumulative voting rights are authorized, and dissenters’ rights are not applicable to these matters.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

•
FOR each of the director nominees;
•
FOR the non-binding advisory approval of 2023 executive compensation;
•
FOR the 2024 ESPP;
•
FOR the 2024 Plan; and
•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

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How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

With respect to the election of directors, you may:

•
vote FOR all two nominees for director;
•
vote FOR only one of the nominees for director and WITHHOLD from voting on the remaining nominee for director; or
•
WITHHOLD from voting on all two nominees for director.

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for the election of directors by a plurality of the votes cast. This means that the two individuals nominated for election to the Board who receive the highest number of “FOR” votes (among votes properly cast in person or by proxy) will be elected. “WITHHOLD” votes will have no effect on the outcome of voting with respect to the election of directors. Additionally, if a director nominee receives a greater number of votes “withheld” from his election than votes “for” his election, the affected director will be required to promptly tender to the Board his resignation as director, for review and acceptance or rejection by the Board. For more information, see “Our Board of Directors and Corporate Governance—Plurality Voting for Directors and Director Resignation Policy.”

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

•
reduce the number of directors that serve on the Board; or
•
designate a substitute nominee.

If the Board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee as the proxy holders may determine.

How may I vote for the non-binding advisory vote approving 2023 executive compensation, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•
vote FOR the non-binding advisory approval of 2023 executive compensation;
•
vote AGAINST the non-binding advisory approval of 2023 executive compensation; or
•
ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by the holders of common stock who are present in person or by proxy. In accordance with applicable law, this vote is “advisory,” meaning it will serve as a recommendation to our Board but will not be binding. However, our Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the proposal to approve the 2024 ESPP, and how many votes must this proposal receive to pass?

2024 Proxy Statement	85

With respect to this proposal, you may:

•
vote FOR the approval of the 2024 ESPP;
•
vote AGAINST the approval of the 2024 ESPP; or
•
ABSTAIN from voting on the proposal

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by the holders of the common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the proposal to approve the 2024 Plan, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•
vote FOR the approval of the 2024 Plan;
•
vote AGAINST the approval of the 2024 Plan; or
•
ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•
vote FOR the ratification of the accounting firm;
•
vote AGAINST the ratification of the accounting firm; or
•
ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to vote at the Annual Meeting by the holders of common stock who are present in person or by proxy. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you are a stockholder of record and return a signed card but do not provide voting instructions, your shares will be voted as follows:

•
FOR each of the two director nominees;
•
FOR the non-binding advisory approval of 2023 executive compensation;
•
FOR the approval of the 2024 ESPP;
•
FOR the approval of the 2024 Plan;
•
FOR the ratification of the appointment of our independent registered public accounting firm; and

86	GOGO INC.

•
At the discretion of the proxy holders, in their best judgment on any other matter or business that may properly come before the Annual Meeting.

Will my shares be voted if I do not vote by using the Internet, telephone or by signing and returning my proxy card?

If you are a stockholder of record and do not vote by using the Internet, telephone or by signing and returning your proxy card, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting.

If your shares are held in street name through a bank or broker, your bank or broker may vote your shares under certain limited circumstances if you do not provide voting instructions before the Annual Meeting, in accordance with the stock exchange rules that govern the banks and brokers. These circumstances include voting your shares on “routine matters.” The only proposal that we believe to be a “routine matter” is ratification of the appointment of our independent registered public accountants, as described in this proxy statement. With respect to this proposal, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

The election of directors, the approval of the 2024 ESPP, the approval of the 2024 Plan and the non-binding advisory vote approving 2023 executive compensation are not considered “routine matters” under the stock exchange rules relating to voting by banks and brokers. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum, but not for determining the number of shares voted for or against the non-routine matter.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

2024 Proxy Statement	87

What is the vote required for each proposal to pass, and what is the effect of abstentions or withheld votes and uninstructed shares on the proposals?

The following table summarizes the Board’s recommendation on each proposal, the vote required for each proposal to pass and the effect of abstentions or withheld votes and uninstructed shares on each proposal.

Proposal Number	Item	Board Voting Recommendation	Votes Required for Approval	Abstentions/ Withheld Votes	Broker Discretionary Voting Permitted?

1.	Election of the three directors named in this proxy statement	FOR	The three nominees who receive the highest number of FOR votes properly cast in person or by proxy and entitled to vote will be elected	No effect	No
2.	Non-binding advisory vote approving 2023 executive compensation	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes AGAINST	No
3.	Approval of the 2024 Employee Stock Purchase Plan	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes AGAINST	No
4.	Approval of the 2024 Omnibus Equity Incentive Plan	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes AGAINST	No
5.	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares present in person or by proxy and entitled to vote	Counts as votes AGAINST	Yes

What do I need to do to virtually attend the Annual Meeting?

You will need to go to www.virtualshareholdermeeting.com/GOGO2024 and enter the control number located on your proxy card or follow the instructions that accompanied your proxy materials. We recommend that you log-in at least 15 minutes before the meeting starts to ensure that you are logged in when the virtual Annual Meeting begins. Only our stockholders and persons holding proxies from our stockholders may attend the Annual Meeting.

Although it will be a virtual-only meeting, the Company wants to assure you of our commitment to ensuring that the Annual Meeting provides stockholders with the same rights and opportunities to participate as in an in-person meeting, including the ability to ask questions of our Board and management. To support these efforts, the Company will:

•
Provide for Annual Meeting attendees to begin logging into the Annual Meeting at 8:30 a.m. Mountain Time on June 4, 2024, thirty minutes in advance of the meeting.
•
Permit participating stockholders to submit questions via live webcast during the Annual Meeting by following the instructions available on the meeting website during the Annual Meeting. Questions relevant to meeting matters will be answered during the meeting (with a limit of one question per stockholder) in accordance with the meeting rules of conduct, subject to time

88	GOGO INC.

constraints. As stated in the rules of conduct, which are accessible on the meeting website, questions can be submitted in the field provided on the website for the Annual Meeting.
•
Provide the ability for participating stockholders of record to vote or revoke their prior vote by following the instructions available on the meeting website during the Annual Meeting. Shares held by a stockholder through a bank or broker also may be voted electronically during the Annual Meeting if the stockholder utilizes their 16-digit control number.
•
Have technicians ready beginning 30 minutes prior to the meeting to assist participating stockholders with any technical difficulties they may have accessing the virtual meeting. If participating stockholders encounter any difficulties accessing the virtual meeting during check-in or the meeting, they may call the technical support number that will be posted on the virtual meeting platform log-in page.

Stockholders are reminded that they may access the virtual Annual Meeting at www.virtualshareholdermeeting.com/GOGO2024 with the control number included on the Notice, the proxy card or the instructions that accompanied the proxy materials.

The Company welcomes all its stockholders to join and participate in the Annual Meeting. Whether or not you plan to attend, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.

Can I receive future proxy materials and annual reports electronically?

Yes. You may access this proxy statement and the annual report by accessing the website located at www.proxyvote.com using the control number located on each proxy card. Instead of receiving future proxy materials in the mail, you can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings, and will give you an automatic link to the proxy voting site.

If you are a stockholder of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to www.proxyvote.com and following the prompts.

2024 Proxy Statement	89

ANNEX A

GOGO INC.

2024 EMPLOYEE STOCK PURCHASE PLAN

Article I

Purpose

The purpose of the Gogo Inc. 2024 Employee Stock Purchase Plan (the “Plan”) is to provide Employees of the Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions or contributions. This Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intention of the Company to have the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the Code and the regulations promulgated thereunder. Accordingly, the provisions of the 423 Component shall be construed in a manner consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of Share Purchase Rights under the Non-423 Component that do not qualify as an “employee stock purchase plan” under Section 423 of the Code; such Share Purchase Rights shall be granted pursuant to rules, procedures or subplans adopted by the Committee designed to achieve tax, securities laws or other objectives for Employees and the Company. Except as otherwise provided herein, the Non-423 Component will be operated and administered in the same manner as the 423 Component.

Article II

Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a)
“Acquisition Date” means the last day of each Offering Period at which time the Shares subject to a Share Purchase Right granted under the Plan may be purchased by or on behalf of the Participant.
(b)
“Administrator” means, as applicable, the Board or any committee of the Board designated by the Board to administer the Plan. If the Board or any such committee delegates administrative authority hereunder to any other person or group of persons pursuant to Section 10.2, such person or group of persons shall be deemed to be the Administrator hereunder to such extent, except that further delegation by such persons shall not be permitted hereunder.
(c)
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.
(d)
“Board” means the Board of Directors of the Company.
(i)
“Change in Control” shall mean: the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined voting power of the Company’s then outstanding voting securities; or
(ii)
the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale do not immediately thereafter own, directly or indirectly, 50% or more of the combined voting power of the then outstanding securities of the surviving or resulting corporation or other entity; provided, however , that any such transaction consummated in connection with, or for the purpose of facilitating, a underwritten public offering shall not constitute a Change in Control hereunder;

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

(e)
“Change in Control Date” shall mean the first date as of which a Change in Control occurs.
(f)
“Code” means the Internal Revenue Code of 1986, as amended.
(g)
“Common Stock” means the common stock, par value $0.01 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.
(h)
“Company” means Gogo Inc., a Delaware corporation, and any successor thereto.
(i)
“Compensation” means the base salary or wages and overtime of an Employee. Compensation shall be determined prior to the Employee’s pre-tax contributions pursuant to Section 125 or 401(k) of the Code. If determined by the Administrator, other forms of compensation may be included in or excluded from the definition of Compensation as permitted by Section 423 of the Code.
(j)
“Contribution” means the amount of an after-tax payroll deduction an Employee has made, as set out in such Employee’s payroll deduction authorization form or direct contributions made by the Employee where permitted for the Non-423 Component. If the Administrator so determines, a Contribution for Employees on a Company-approved leave of absence shall include a cash contribution equal to the amount of the after-tax payroll deduction an Employee would have made if such Employee had been receiving Compensation during the Company-approved leave of absence.
(k)
“Designated Subsidiary” means the Subsidiary or Subsidiaries of the Company that have been designated from time to time by the Administrator in its sole discretion as eligible to participate in the Plan.
(l)
“Effective Date” means the date on which the Plan is approved by the shareholders of the Company, which date shall be within the twelve months before or after the date the Plan is approved by the Board.
(m)
“Employee” means any individual who is treated as an active employee in the records of, the Company or any Designated Subsidiary, regardless of any subsequent reclassification by the Company or by any Designated Subsidiary, any governmental agency, or any court. For purposes of the 423 Component, the employment relationship shall be treated as continuing intact while the individual is on military or sick leave or other bona fide leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). For purposes of the 423 Component, where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period. The employment relationship shall be treated as continuing intact where an Employee transfers employment between the Company and/or Designated Subsidiaries; provided, however, that an individual who is not employed by the Company or a Designated Subsidiary on the Offer Date and through a date that is no more than three (3) months prior to the Acquisition Date will participate only in the Non-423 Component unless the individual continues to have a right to reemployment with the Company or a Designated Subsidiary provided by statute or contract or in a written policy of the Company which provides for a right of reemployment following the leave of absence. The Committee shall establish rules to govern other transfers into the 423 Component, and between any separate offerings established thereunder, consistent with the applicable requirements of Section 423 of the Code.

(n)
“Fair Market Value” of a Share as of any date of determination shall be:
(i)
If the Company Common Stock is listed on any established stock exchange or a national market system, the closing price for such date per share of Company Common Stock as reported on such stock exchange or system;
(ii)
If there are no transactions in the Company Common Stock that are available on any date of determination pursuant to clause (a), but transactions are available to the Company as of the immediately preceding trading date, then the Fair Market Value shall be determined as of the immediately preceding trading date; or
(iii)
If neither Clause (a) nor clause (b) shall apply on any date of determination, then the Fair Market Value shall be determined in good faith by the Administrator with reference to (x) the most recent valuation of the Company Common Stock performed by an independent valuation consultant or appraiser of nationally recognized standing, if any, (y) sales prices of securities issued to investors in any recent arm’s length transactions, and (z) any other factors determined to be relevant by the Administrator.
(o)
“Offer Date” means the first day of each Offering Period.
(p)
“Offering Period” means a period of time specified by the Administrator, consistent with Section 423 of the Code, beginning on the Offer Date and ending on the Acquisition Date, which, in any event, shall not be more than twenty-seven (27) months after the Offer Date.
(q)
“Participant” means an Employee who becomes a participant in the Plan pursuant to Article V.
(r)
“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.
(s)
“Purchase Price” means the purchase price per Share subject to the Share Purchase Right determined pursuant to Section 6.3.
(t)
“Securities Act” means the Securities Act of 1933, as amended.
(u)
“Share” means a share of Common Stock.
(v)
“Share Purchase Right” means a right that entitles the holder to purchase from the Company a stated number of Shares in accordance with, and subject to, the terms and conditions of the Plan.
(w)
“Subsidiary” of an entity means any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
Article III

Available Shares and Adjustments
Section 3.1
Available Shares. Subject to adjustments as provided in this Article III, the maximum number of Shares available for purchase under the Plan on or after the Effective Date is 700,000 Shares. Shares issued under the Plan may be authorized but unissued Shares, Shares held in treasury or reacquired Common Stock. The limitations set forth in this section apply to purchases of Shares under either the 423 Component or the Non-423 Component.

Section 3.2
Adjustments.
(a)
Changes in Capitalization. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share recombination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall, in such manner as it may deem equitable to prevent the diminution or enlargement or the rights of the Company and Participants hereunder by reason of such Corporate Event, adjust any or all of the number and kind of Shares (or other securities or property) with respect to which a Share Purchase Right may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares that may be issued under the Plan). All determinations and adjustments made by the Administrator in good faith pursuant to this Section 3.2 shall be final and binding on the affected Participants and the Company. Any adjustment of a Share Purchase Right pursuant to this Section 3.2 shall be effected in compliance with Section 423 of the Code.
(b)
Change in Control. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, the Administrator, in its sole discretion, may take whatever action it deems necessary or appropriate in connection therewith, including, but not limited to (i) shortening any Offering Period then in progress such that the Acquisition Date is on or prior to the Change in Control Date, (ii)shortening any Offering Period then in progress and refunding any amounts accumulated in a Participant’s account for such Offering Period, (iii) cancelling all outstanding Share Purchase Rights as of the Change in Control Date and paying each holder thereof an amount equal to the difference between the per Share Fair Market Value as of the Change in Control Date and the Purchase Price determined in accordance with Section 6.3, or (iv) for each outstanding Share Purchase Right, granting a substitute right to purchase shares in accordance with Section 424 of the Code. Nothing in this Section 3.2(b) shall affect in any way the Company’s right to terminate the Plan at any time pursuant to Section 10.7 or 10.8.
(c)
Insufficient Shares. If the Administrator determines that, on a given Acquisition Date, the number of Shares that may be purchased under the outstanding Share Purchase Rights for the applicable Offering Period may exceed (i) the number of Shares that were available for issuance under the Plan on the Offer Date of the applicable Offering Period or (ii) the number of Shares available for sale under the Plan on such Acquisition Date, including but not limited to by reason of a limitation on the maximum number of Shares that may be purchased set by the Administrator pursuant to Section 6.2(a) or (b), the Administrator shall make a pro rata allocation of the Shares available for issuance on such Acquisition Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants purchasing Shares on such Acquisition Date, and unless additional Shares are authorized for issuance under the Plan, no further Offering Periods shall take place and the Plan shall terminate pursuant to Section 10.7 hereof. If the Plan is so terminated, then the balance of the amount credited to the Participant’s account which has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable without any interest thereon. The Company may make a pro rata allocation of the Shares available on the Offer Date of any applicable Offering Period pursuant to the first sentence of this section, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offer Date.
Article IV

Eligibility
Section 4.1
Eligible Employees. Any person who is an Employee of the Company or a Designated Subsidiary as of the Offer Date for a given Offering Period shall be eligible to participate in the Plan for such Offering Period, subject to the requirements of this Article IV and for the 423 Component, the limitations imposed by Section 423(b) of the Code. Notwithstanding the foregoing, the Administrator may, on a prospective basis, (i) exclude from participation in the Plan Employees (a) whose customary employment is for not more than 20 hours per week or five months per year or (b) who are citizens or residents of a non-U.S. jurisdiction if grant of a Share Purchase Right under the Plan is prohibited under the laws of such non-U.S. jurisdiction or compliance with the laws of such non-U.S. jurisdiction would cause the Plan or any actions under the Plan to violate Section 423 of the Code and (ii) impose a generally applicable eligibility service requirement of up to two years of employment. The Administrator may also determine that a designated group of highly compensated employees (within the meaning of Section 414(q) of the Code) are ineligible to participate in the 423 Component.

Section 4.2
Five Percent Shareholders. Notwithstanding any other provision of the Plan to the contrary, no Employee shall be eligible to participate in the Plan if, after giving effect to the grant of a Share Purchase Right in the next Offering Period, the Employee (or any other person whose stock would be attributed to the Employee pursuant to Section 424(d) of the Code) owns and/or holds Common Stock and outstanding rights to purchase Common Stock possessing, in the aggregate, five percent or more of the total combined voting power or value of all issued and outstanding stock of the Company.
Article V

Participation

Section V.1 An eligible Employee may become a Participant in the Plan by completing a payroll deduction authorization form, direct contribution forms, and any other required enrollment documents provided by the Administrator (including, Participants’ joint UK National Insurance Contributions election) or its designee and submitting them to the Administrator or its designee in accordance with the rules established by the Administrator. The enrollment documents, which may be in electronic form, shall set forth the portion of the Participant’s Compensation, including any minimum or maximum Contribution percentage and any minimum or maximum percentage increments, to be paid as Contributions pursuant to the Plan. An Employee’s payroll deduction authorization shall become effective on the Offer Date. Amounts deducted from a Participant’s Compensation pursuant to this Article V shall be credited to the Participant’s Plan account. No interest shall be payable on the amounts credited to the Participant’s Plan account.

Section V.2 A Participant’s election to participate in the Plan with respect to an Offering Period shall enroll such Participant in the Plan for each successive Offering period at the same payroll deduction or contribution percentages as in effect at the termination of the prior Offering Period, unless (i) such Participant delivers to the Company a different election with respect to the successive Offering Period by such time and in such manner as is designated by the Administrator for enrollment in the Plan for such successive Offering Period, (ii) such Participant withdraws from the Plan pursuant to Article IX or becomes ineligible for participation in the Plan or (iii) the Administrator determines that elections for all Participants shall cease at the end of an applicable Offering Period.

Section V.3 Each Employee who is granted a Share Purchase Right under the 423 Component for any Offering Period shall have the same rights and privileges as all other Employees granted Share Purchase Rights under the Plan for such Offering Period.

Article VI

Share Purchase Rights
Section 6.1
Number of Shares. Each eligible Employee who on the Offer Date is a Participant participating in such Offering Period shall be granted a Share Purchase Right to purchase Shares on the Acquisition Date for such Offering Period. Subject to the limitations set forth in Section 6.2, the number of Shares subject to such Share Purchase Right shall be the number of whole Shares determined by dividing the Purchase Price into the balance credited to the Participant’s account as of the Acquisition Date.

Section 6.2
Limitation on Purchases. Participant purchases are subject to adjustment as provided in Section 3.2(c) and to the following limitations:
(a)
Offering Period Limitation. Subject to the calendar year limits provided in Section 6.2(b), the Administrator shall have the right to set a maximum value of Shares that a Participant shall have the right to purchase or a maximum Contribution percentage of the Participant’s Compensation earned during such Offering Period that the Participant may use to purchase Shares in any Offering Period pursuant to a Share Purchase Right or right intended to qualify under Section 423 of the Code. The Administrator may also set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares that may be purchased pursuant to Share Purchase Rights with respect to any Offering Period or on any Acquisition Date (subject to the $25,000 limitation in Section 6.2(b)).
(b)
Calendar Year Limitation. Notwithstanding Section 6.2 (a), in the event that a Participant is granted a Share Purchase Right that permits such Participant to purchase Shares that, together with all other Share Purchase Rights granted to the Participant during the same calendar year under this Plan and any other plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code, has an aggregate value in excess of $25,000 (determined on the date of grant), such Share Purchase Right shall be reduced such that the aggregate value of all Share Purchase Rights granted to or exercisable by the Participant during the same calendar year under any plan of the Company or any Subsidiary of the Company that are qualified under Section 423 of the Code is $25,000. The Administrator may also set a maximum aggregate number of Shares or maximum aggregate Fair Market Value of Shares, which is less than the $25,000 limitation set forth in this Section 6.2(b), that may be purchased pursuant to Share Purchase Rights in a calendar year.
(c)
Refunds. As of the first date on which a Participant’s ability to purchase Shares is limited by this Section 6.2, the Participant’s payroll deductions shall terminate, and any excess payroll deductions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.
Section 6.3
Purchase Price. The purchase price per Share with respect to an Offering Period shall be determined by the Administrator; provided that such purchase price shall not be less than the lesser of (x) eighty-five percent (85%) of the Fair Market Value of a Share on the date on which an Offering Period commences and (y) eighty-five percent (85%) of the Fair Market Value of a Share on the Acquisition Date.
Article VII

Purchase of Shares Under Share Purchase Rights
Section 7.1
Purchase. Unless a Participant withdraws from the Plan as provided in Article IX, each Participant shall automatically purchase and acquire as of the Acquisition Date the number of whole Shares subject to the Share Purchase Right that may be purchased at the Purchase Price for that Share Purchase Right with the Contributions in such Participant’s account. Any surplus in the account that is insufficient to purchase a whole Share shall be carried forward into the next Offering Period unless the Participant has elected to withdraw from the Plan pursuant to Article IX or the Administrator determines that surplus amounts for Participants shall not be carried forward, in which case such surplus amount shall be distributed to the Participant in a lump sum as soon as reasonably practicable without any interest thereon.
Section 7.2
Registration Compliance.
(a)
No Shares may be purchased under a Share Purchase Right unless the Shares to be issued or transferred upon purchase are covered by an effective registration statement pursuant to the Securities Act or are eligible for an exemption from the registration requirements, and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.

(b)
If, on an Acquisition Date of any Offering Period, the Shares are not registered or exempt or the Plan is not in such compliance, no Shares under the Share Purchase Rights granted under the Plan shall be purchased on the Acquisition Date. The Acquisition Date shall be delayed until the Shares are subject to such an effective registration statement or exempt, and the Plan is in such compliance. The Acquisition Date shall in no event be more than five years from the Offer Date or, if applicable, such lesser time as permitted under Section 423 of the Code.
(c)
If, on the Acquisition Date of any Offering Period, as delayed to the maximum extent permissible, the Shares are not registered or exempt and the Plan is not in such compliance, no Shares under the Share Purchase Rights shall be purchased, and all Contributions accumulated during the Offering Period (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants in a lump sum as soon as reasonably practicable without any interest thereon.
Section 7.3
Delivery of Shares. As soon as practicable after each Acquisition Date, the Company shall deliver the Shares acquired by each Participant during an Offering Period to the Participant or an account established in the Participant’s name at a stock brokerage or other financial services firm designated by the Company. No certificates shall be delivered with respect to the Shares acquired by a Participant.
Section 7.4
Vesting. A Participant’s interest in the Common Stock purchased upon the purchase of Shares under a Share Purchase Right shall be immediately vested and nonforfeitable.
Section 7.5
Nontransferability. Each Share Purchase Right granted under this Plan shall be nontransferable. During the lifetime of the Participant to whom the Share Purchase Right is granted, the Shares under a Share Purchase Right may be purchased only by the Participant. No right or interest of a Participant in any Share Purchase Right shall be liable for, or subject to, any lien, obligation, or liability of such Participant.
Article VIII

Restrictions on Sale

Shares of Common Stock purchased under the Plan may be subject to any such holding restrictions that the Administrator shall determine to be appropriate with respect to any Offering Period consistent with Section 423 of the Code.

Article IX

Withdrawal From Participation and Termination of Employment

A Participant may revoke his or her payroll deduction authorization or direct contribution form for an Offering Period and withdraw from participation in the Plan for that Offering Period by giving written or electronic notice to the Administrator in such form and at such time before the Acquisition Date as may be established by the Administrator. In the event of a Participant’s withdrawal in accordance with the preceding sentence, all of the Contributions credited to his or her account shall be paid to the Participant in a lump sum as soon as reasonably practicable after receipt of the notice of withdrawal, without any interest thereon unless required by local law, and no further payroll deductions shall be made from his or her Compensation for that Offering Period. A Participant shall be deemed to have elected to withdraw from the Plan in accordance with this Article IX if he or she ceases to be an employee of the Company or any of its Subsidiaries for any reason. Unless the Administrator determines otherwise consistent with Section 423 of the Code, a Participant’s withdrawal (other than due to a termination of employment) during an Offering Period shall not have any effect upon the Participant’s eligibility to participate in the Plan during a subsequent Offering Period.

Article X

General Provisions
Section 10.1
Administration. The Plan shall be administered by the Administrator. The Administrator may prescribe, amend and rescind rules and regulations relating to the administration of the Plan and make all other determinations necessary or advisable for the administration and interpretation of the Plan. Any authority exercised by the Administrator under the Plan shall be exercised by the Administrator in its sole discretion. Determinations, interpretations, or other actions made or taken by the Administrator under the Plan shall be final, binding, and conclusive for all purposes and upon all persons. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator specifically is authorized to adopt rules, procedures and subplans, which, for purposes of the Non-423 Component, may be outside the scope of Section 423 of the Code and the regulations thereunder, as amended from time to time, regarding, without limitation, eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of Share issuances, which may vary according to local requirements
Section 10.2
Delegation by the Administrator. Any or all of the powers, duties, and responsibilities of the Administrator hereunder may be delegated by the Administrator to, and thereafter exercised by, one or more persons designated by the Administrator, including members of management of the Company and/or members of the human resources function of the Company, and any determination, interpretation, or other action taken by such designee shall have the same effect hereunder as if made or taken by the Administrator. Notwithstanding the foregoing, only the Compensation Committee shall have the power to determine the Purchase Price for any Offering Period.
Section 10.3
Tax Withholding. The Company and/or Designated Subsidiary shall have the power to withhold, or to require the Participant to remit to the Company, an amount in cash sufficient to satisfy all U.S. federal, state, local, and any non-U.S. withholding tax or other governmental tax, charge or fee requirements in respect of any payment under the Plan.
Section 10.4
At-Will Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or shall interfere with or restrict in any way the rights of the Company and any of its Subsidiaries, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without cause.
Section 10.5
Unfunded Plan; Plan Not Subject to ERISA. The Plan is an unfunded plan and Participants shall have the status of unsecured creditors of the Company. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
Section 10.6
Freedom of Action. Nothing in the Plan shall be construed as limiting or preventing the Company or any of its affiliates from taking any action that it deems appropriate or in its best interest (as determined in its sole and absolute discretion) and no Participant (or person claiming by or through a Participant) shall have any right relating to the diminishment in the value of any account or any associated return as a result of any such action. The foregoing shall not constitute a waiver by a Participant of the terms and provisions of the Plan.
Section 10.7
Term of Plan. The Plan shall be effective upon the Effective Date. The Plan shall terminate on the earlier of (i) the termination of the Plan pursuant to Section 10.8 and (ii) the date on which no more Shares are available for issuance under the Plan. Upon termination of the Plan, all funds accumulated in a Participant’s account shall be paid to such Participant in a lump sum as soon as reasonably practicable, and all Share Purchase Rights shall automatically terminate.
Section 10.8
Amendment or Alteration. The Board or the Administrator may at any time amend, suspend, discontinue or terminate the Plan; provided that if the Plan is amended in a manner that is considered the adoption of a new plan pursuant to Section 423 of the Code, including (i) an increase in the aggregate number of Shares that may be issued under the Plan pursuant to Section 3.1 (other than an increase merely reflecting a change in the number of outstanding Shares pursuant to Section 3.2), (ii) a change in the granting Company or the stock available for purchase under the Plan or (iii) a change in the designation of corporations whose Employees may be offered Share Purchase Rights under the Plan, the shareholders of the Company must reapprove the Plan as if such action were the adoption of a new plan within the time prescribed under Section 423 of the Code. The Board or the Administrator, in its sole discretion, may terminate the Plan at any time. Upon such termination, all funds accumulated in a Participant’s account at such time shall be paid to such Participant in a lump sum as soon as reasonably practicable without any interest thereon, and all Share Purchase Rights shall automatically terminate.
Section 10.9
Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.
Section 10.10
Assignment. Except as otherwise provided in this Section 10.10, this Plan shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors, and assigns. Neither this Plan nor any right or interest hereunder shall be assignable by the Participant, his beneficiaries, or legal representatives; provided hat nothing in this Section 10.10 shall preclude the Participant from designating a beneficiary to receive any benefit payable hereunder upon his death, or the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereunto. This Plan shall be assignable by the Company to a Subsidiary or Affiliate of the Company; to any corporation, partnership, or other entity that may be organized by the Company, its general partners, or its Participants, as a separate business unit in connection with the business activities of the Company or Participants; or to any corporation, partnership, or other entity resulting from the reorganization, merger, or consolidation of the Company with any other corporation, partnership, or other entity, or any corporation, partnership, or other entity to or with which all or any portion of the Company’s business or assets may be sold, exchanged, or transferred, in each case to the extent permitted under Section 423 of the Code.
Section 10.11
Non-Transferability of Rights. Unless otherwise agreed to in writing by the Administrator, no rights or interests hereunder or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however , that nothing in this Section 10.11 shall prevent transfers by will or by the applicable laws of descent and distribution.
Section 10.12
Headings. The Section headings appearing in this Plan are used for convenience of reference only and shall not be considered a part of this Plan or in any way modify, amend, or affect the meaning of any of its provisions.
Section 10.13
Rules of Construction. Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. The fact that this Plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.

Section 10.14
Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.
Section 10.15
Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Subsidiaries or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.
Section 10.16
Tax Reporting Information. At the Company’s request, Participants will be required to provide the Company and any Affiliates with any information reasonably required for tax reporting purposes.
Section 10.17
Code Section 409A; Tax Qualification.
(a)
Share Purchase Rights granted under the 423 Component are exempt from the application of Section 409A of the Code. Purchase rights granted under the Non-423 Component to U.S. taxpayers are intended to be exempt from the application of Section 409A under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Section 10.17(b), Share Purchase Rights granted to U.S. taxpayers under the Non-423 Component are subject to such terms and conditions that will permit such purchase rights to satisfy the requirements of the short- term deferral exception available under Section 409A of the Code, including the requirement that the Common Stock subject to an option be delivered within the short-term deferral period. Subject to Section 10.17(b), in the case of a participating Employee who would otherwise be subject to Section 409A of the Code, to the extent the Company determines that a Share Purchase Right or the exercise, payment, settlement or deferral is subject to Section 409A of the Code, the Share Purchase Right shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Initial Effective Date. Anything in the foregoing to the contrary notwithstanding, the Company shall have no liability to a participating Employee or any other party if the Share Purchase Right that is intended to be exempt from, or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Company with respect thereto.
(b)
Although the Company may endeavor to (i) qualify a Share Purchase Right for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 10.17(a). The Company is not constrained in its corporate activities by any potential negative tax impact on Participants under the Plan.
Section 10.18
Participant Acknowledgment. By electing to participate in an Offering Period, Participants acknowledge and agree that (i) Participants may be required to hold Shares during any holding periods to which such Shares are subject; (ii) the Shares acquired under the Plan may lose some or all of their value in the future; and (iii) Participants are able to afford to bear the economic risk of holding the Shares for any holding period and of any loss in value of the Shares.

ANNEX B

THE GOGO INC. 2024
OMNIBUS EQUITY INCENTIVE PLAN

Section 1.
PURPOSE

The purposes of the Gogo Inc. 2024 Omnibus Equity Incentive Plan (the “Plan”) are to promote the interests of Gogo Inc. and its shareholders by (i) attracting and retaining executive personnel and other key employees and directors of outstanding ability; (ii) motivating executive personnel and other key employees and directors by means of performance-related incentives, to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of Gogo Inc.

Section 2.
DEFINITIONS
(a)
Certain Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth below:
“Adjustment Event” has the meaning given in Section 4(e).
“Adoption Date” means the date this Plan is adopted by the Board.
“Affiliate” means, (i) for purposes of Incentive Stock Options, any corporation that is a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(e) of the Code) of the Company, and (ii) for all other purposes, with respect to any person, any other person that (directly or indirectly) is controlled by, controlling or under common control with such person.
“Alternative Award” has the meaning given in Section 13(a).
“Award” means any Performance Award, Restricted Stock, Restricted Stock Unit, Option, Stock Appreciation Right, Deferred Share Unit, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types in a single grant.
“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.
“Board” means the Board of Directors of the Company.
“Cause” with respect to a Participant, (A) if the Participant is a party to an employment or similar agreement with the Company or an Employer that defines such term, shall have the meaning ascribed thereto in such agreement and (B) if the Participant is not a party to such agreement shall mean (i) the Participant’s refusal to perform or the disregard of the Participant’s duties or responsibilities, or of specific directives of the officer or other executive of the Company to whom the Participant reports; (ii) the Participant’s willful, reckless or negligent commission of act(s) or omission(s) which have resulted in or are likely to result in, a loss to, or damage to the reputation of, the Company or any of its affiliates, or that compromise the safety of any employee or other person; (iii) the Participant’s act of fraud, embezzlement or theft in connection with the Participant’s duties to the Company or in the course of his or her employment, or the Participant’s commission of a felony or any crime involving dishonesty or moral turpitude; (iv) the Participant’s material violation of the Company’s policies or standards or of any statutory or common law duty of loyalty to the Company; or (v) any material breach by the Participant of any one or more noncompetition, nonsolicitation, confidentiality or other restrictive covenants to which the Participant is subject.
“Change in Control” shall mean
(i)
the acquisition by any person, entity or “group” (within the meaning of Section 13(d)(3) or 14(d)(2)), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding equity interests in the Company or the combined Voting Power of the Company’s then outstanding voting securities; or
(ii)
the consummation of a reorganization, merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company, in each case with respect to which the persons who held equity interests in the Company immediately prior to such reorganization, merger, consolidation or sale do not immediately thereafter own, directly or indirectly, 50% or more of the combined Voting Power of the then outstanding securities of the surviving or resulting corporation or other entity;

in each case, provided that such event constitutes a “change in control” within the meaning of Section 409A of the Code.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

“Change in Control Price” means the price per share of Stock offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, or if more than one price per share of Stock is paid in conjunction with such transaction, the Change in Control Price shall be determined in good faith by the Committee as constituted immediately prior to the Change in Control.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Compensation Committee of the Board or such other committee of the Board as the Board or the Compensation Committee shall designate from time to time, which Committee shall be comprised of two or more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3, as promulgated under the Exchange Act and an “independent member” of the Board to the extent required by applicable law or stock exchange rule.
“Company” means Gogo Inc., a Delaware corporation, and any successor thereto.
“Consultant” means consultants and advisors who are natural persons who provide bona fide services to the Company and its Subsidiaries (other than services in connection with the offer or sale of securities in a capital raising transaction or that promote or maintain a market for the Company’s securities).
“Deferred Annual Amount” shall have the meaning set forth in Section 9(a).
“Deferred Award” shall have the meaning set forth in Section 9(a).
“Deferred Share Unit” means a unit credited to a Participant’s account on the books of the Company under Section 9 that represents the right to receive Stock or cash with a value equal to the Fair Market Value of one share of Stock on settlement of the account.
“Designated Beneficiary” means the beneficiary designated by the Participant, in a manner determined by the Committee, to receive amounts due the Participant in the event of the Participant’s death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant’s estate.
“Disability” means, unless another definition is incorporated into the applicable Award Agreement, Disability as specified under the Company’s long-term disability insurance policy and any other termination of a Participant’s employment or service under such circumstances that the Committee determines to qualify as a Disability for purposes of this Plan; provided, that if a Participant is a party to an employment or individual severance agreement with an Employer that defines the term “Disability” then, with respect to any Award made to such Participant, “Disability” shall have the meaning set forth in such agreement; provided, further, that in the case of any Award subject to Section 409A of the Code, Disability shall have the meaning set forth in Section 409A of the Code.
“Dividend Equivalent” means the right, granted under Section 11 of the Plan, to receive payments in cash or in shares of Stock, based on dividends with respect to shares of Stock.
“Effective Date” means the date, following adoption of this Plan by the Board, on which this Plan is approved or reapproved by a majority of the votes cast at a duly constituted meeting of the shareholders of the Company or by a duly effective written consent of the shareholders in lieu thereof.
“Elective Deferred Share Unit” shall have the meaning set forth in Section 9(a).
“Eligible Director” means a member of the Board who is not an Employee.
“Employee” means any officer or employee of the Company, any Subsidiary or any other Employer (as determined by the Committee in its sole discretion).
“Employer” means the Company and any Subsidiary, and, in the discretion of the Committee, may also mean any business organization designated as an Employer; provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of voting securities of such entity.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Executive Officer” means any “officer” within the meaning of Rule 16(a)-1(f) promulgated under the Exchange Act.

“Fair Market Value” means,
(iii)
If the Stock is listed on any established stock exchange or a national market system, the closing sales price for a share of Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or, if not so reported, such other source as the Committee deems reliable;
(iv)
If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination.
(v)
If the Stock is not listed on an established stock exchange or national market system, its Fair Market Value shall be determined in good faith by the Committee pursuant to a reasonable valuation method in accordance with Section 409A of the Code, including without limitation by reliance on an independent appraisal completed within the preceding 12 months.
“Freestanding SAR” means a Stock Appreciation Right granted independently of any Options.
“Good Reason” means, with respect to any Participant (A) if the Participant is a party to an employment or similar agreement with the Company or an Employer that defines such term, the meaning ascribed thereto in such agreement and (B) if the Participant is not a party to such agreement, the occurrence of any one of the following events (without the Participant’s consent):
(vi)
a material reduction in such Participant’s base salary;
(vii)
a material reduction in such Participant’s annual incentive opportunity (including a material adverse change in the method of calculating such Participant’s annual incentive);
(viii)
a material diminution of such Participant’s duties, responsibilities, or authority; or
(ix)
a relocation of more than 50 miles from such Participant’s principal place of employment immediately prior to the Change in Control;

provided that such Participant provides the Company with written notice of his or her intent to terminate his or her employment for Good Reason within 60 days of such Participant becoming aware of any circumstances set forth above (with such notice indicating the specific termination provision above on which such Participant is relying and describing in reasonable detail the facts and circumstances claimed to provide a basis for termination of his or her employment under the indicated provision), that such Participant provides the Company with at least 30 days following receipt of such notice to remedy such circumstances and that the Company has not remedied such circumstances within such timeframe.

“Incentive Stock Option” means an option to purchase Stock granted under Section 7 of the Plan that is designated as an Incentive Stock Option that meets the requirements of Section 422 of the Code.
“New Employer” means, after a Change in Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.
“Non-statutory Stock Option” means an option to purchase shares of Stock granted under Section 7 of the Plan that is not intended to be an Incentive Stock Option.
“Non-U.S. Award(s)” has the meaning given in Section 3(f).
“Option” means an Incentive Stock Option or a Non-statutory Stock Option.
“Participant” means an Employee, Eligible Director or Consultant who is selected by the Committee to receive an Award under the Plan.
“Performance Award” means an Award of Restricted Stock, Restricted Stock Units, Options, Performance Shares, Deferred Share Units, Performance Units, SARs, other Stock-Based Awards or other Awards, the grant, exercise, voting or settlement of which is subject (in whole or in part) to the achievement of specified Performance Goals.
“Performance Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.
“Performance Goals” means the objectives established by the Committee for a Performance Cycle for the purpose of determining the extent to which a Performance Award has been earned or vested.

“Performance Share” means a Performance Award that is a contractual right to receive a share of Stock (or the cash equivalent thereof) granted pursuant to Section 5 of the Plan.
“Performance Unit” means a Performance Award that is a dollar denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Section 5 of the Plan.
“Permitted Transferees” has the meaning given it in Section 15(b).
“Plan” has the meaning given it in the preamble to this Agreement.
“Preexisting Plan” means the Gogo Inc. 2013 Omnibus Incentive Plan and the Gogo 2016 Omnibus Incentive Plan, as amended from time to time.
“Preexisting Plan Award” means an Award, as defined in, and granted to a Participant under, the Gogo Inc. 2013 Omnibus Incentive Plan and Gogo 2016 Omnibus Incentive Plan (the “2016 Plan”).
“Restriction Period” means the period of time selected by the Committee during which a grant of Restricted Stock, Restricted Stock Units or Deferred Share Units, as the case may be, is subject to forfeiture and/or restrictions on transfer pursuant to the terms of the Plan.
“Restricted Stock” means shares of Stock contingently granted to a Participant under Section 6 of the Plan.
“Restricted Stock Unit” means a stock denominated unit contingently awarded under Section 6 of the Plan.
“Section 409A of the Code” means Section 409A of the Code and the applicable rules, regulations and guidance promulgated thereunder.
“Service” means, with respect to Employees and Consultants, continued employment with the Company and its Subsidiaries and Affiliates or, with respect to Eligible Directors, service on the Board of Directors.
“Service Award” means an Award that vests solely based on the passage of time or continued Service over a fixed period of time.
“Share Reserve” has the meaning given in Section 4(a).
“Specified Award” means an Award of non-qualified deferred compensation within the meaning of and that is subject to Section 409A of the Code, and which may include other Awards granted pursuant to the Plan (including, but not limited to, Restricted Stock Units and Deferred Awards) that do not otherwise qualify for an exemption from Section 409A of the Code.
“Stock” means the common stock of the Company, par value $0.01 per share.
“Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or shares of Stock equal to the product of (i) the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over a specified price fixed by the Committee on the grant date, multiplied by (ii) a stated number of shares of Stock.
“Stock-Based Awards” has the meaning given in Section 10.
“Subplan” has the meaning given in Section 3(f).
“Subsidiary” means any business entity in which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock entitled to vote, and any other business organization, regardless of form, in which the Company possesses, directly or indirectly, 50% or more of the total combined equity interests in such organization.
“Ten Percent Holder” has the meaning given in Section 7(b).
“Termination of Service” means with respect to an Eligible Director, the date upon which such Eligible Director ceases to be a member of the Board, with respect to an Employee, the date the Participant ceases to be an Employee and, with respect to a Consultant, the date the Consultant ceases to provide services to the Company or any Employer, in each case as determined by the Committee; provided, that, with respect to any Specified Award, Termination of Service shall mean “separation from service”, as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder.
“Voting Power” when used in the definition of Change in Control shall mean such specified number of the Voting Securities as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors and “Voting Securities” shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors.

(b)
Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.
Section 3.
POWERS OF THE COMMITTEE
(a)
Eligibility. Participants in the Plan shall consist of such Employees (including any officer of the Company), Consultants and Eligible Directors as the Committee in its sole discretion may select from time to time.
(b)
Power to Grant and Establish Terms of Awards. The Committee shall have the discretionary authority, subject to the terms of the Plan, to determine the Participants, if any, to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and conditions of any and all Awards including, without limitation, the number of shares of Stock subject to an Award, the time or times at which Awards shall be granted, and the terms and conditions of the Awards and the applicable Award Agreements. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Award, and for the same Participant for each type of Award such Participant may receive, whether or not granted at the same or different times.
(c)
Administration. The Plan shall be administered by the Committee. The Committee shall have sole and complete authority and discretion to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time deem advisable, and to interpret the terms and provisions of the Plan. The Committee’s decisions (including any failure to make decisions) shall be binding upon all persons, including but not limited to the Company, shareholders, Employers and each Employee, Director, Consultant, Participant, Designated Beneficiary and such person’s heirs, successors or assigns, and shall be given deference in any proceeding with respect thereto.
(d)
Delegation by the Committee. The Committee may delegate to the chief executive officer of the Company the power and authority to make Awards to Participants who are not Executive Officers, pursuant to such conditions and limitations as the Committee may establish. The Committee may also appoint agents (who may be officers or employees of the Company) to assist in the administration of the Plan and may grant authority to such persons to execute agreements, including Award Agreements, or other documents on its behalf. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company.
(e)
Restrictive Covenants and Other Conditions. Without limiting the generality of the foregoing, the Committee may condition the grant of any Award under the Plan upon the Participant to whom such Award would be granted agreeing in writing to certain conditions (such as restrictions on the ability to transfer the underlying shares of Stock) or covenants in favor of the Company and/or one or more Affiliates thereof (including, without limitation, covenants not to compete, not to solicit employees and customers and not to disclose confidential information, that may have effect following the Termination of Service and after the Stock subject to the Award has been transferred to the Participant), including, without limitation, the requirement that the Participant disgorge any profit, gain or other benefit received in respect of the Award prior to any breach of any such covenant.
(f)
Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries or Affiliates operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States (“Non-US Awards”), (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances (“Subplans”), (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan, and (iv) require UK Participants to enter into a joint election under s431 ITEPA 2003. The Committee’s decision to grant Non-US Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Committee. The Committee may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Subsidiaries, Affiliates and members of the Committee shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-US Award (i) are wholly discretionary and, although provided by either the Company, a Subsidiary or Affiliate, do not constitute regular or periodic payments and (ii) are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Committee may direct the payment of Non-US Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and, in the Committee’s discretion, such payments may be made in a lump sum or in installments.

Section 4.
MAXIMUM AMOUNT AVAILABLE FOR AWARDS
(a)
Number. Subject in all cases to the provisions of this Section 4, the maximum number of shares of Stock that are available for Awards granted under the Plan shall be the sum of (i) 5,200,000 shares of Stock plus (ii) shares of Stock available for issuance under the 2016 Plan as of the Effective Date (the “Share Reserve”). Notwithstanding the provisions of Section 4(b), the maximum number of shares of Stock that may be issued in respect of Incentive Stock Options shall not exceed 5,200,000 shares of Stock. Any shares of Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as 1.45 shares of Stock for every one share of Stock granted in connection with such Award. Shares of Stock may be made available from Stock held in treasury or authorized but unissued shares of the Company not reserved for any other purpose.
(b)
Canceled, Terminated, or Forfeited Awards, etc. In addition to the number of shares of Stock provided for in Section 4(a), any shares of Stock subject to an Award or a Preexisting Plan Award which for any reason expires without having been exercised, is canceled or terminated or otherwise is settled without the issuance of any Stock shall be available for grant under the Plan (and any such shares of Stock subject to a Preexisting Plan Award shall no longer be available for grant under a Preexisting plan); provided, however, that (i) vested shares of Stock that are repurchased after being issued from the Plan (or Preexisting Plan), (ii) shares of Stock otherwise issuable or issued in respect of, or as part of, any Award (or Preexisting Plan Award) that are withheld to cover applicable taxes and (iii) shares of Stock that are tendered to exercise outstanding Options or other Awards (or Preexisting Plan Awards) or to cover applicable taxes shall not be available for future issuance under the Plan. If a Stock Appreciation Right is granted in tandem with an Option so that only one may be exercised with the other being surrendered in such exercise in accordance with Section 8(b), the number of shares subject to the tandem Option and Stock Appreciation Right shall only be taken into account once (and not as to both Awards). Shares of Stock subject to Awards that are assumed, converted or substituted pursuant to an Adjustment Event will not further reduce the maximum limitation set forth in Section 4(a). For the avoidance of doubt, the number of shares of Stock that become available for grant under this Section 4(b) shall be determined in a manner consistent with how such shares of Stock were initially counted against the applicable share reserve.
(c)
Eligible Director Award Limitations. In each calendar year during any part of which this Plan is in effect, an Eligible Director may not receive Awards for such individual’s service on the Board that, taken together with any cash fees paid to such Eligible Director during such calendar year for such individual’s service on the Board, have a value in excess of $1,000,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided that, the Committee may make exceptions to this limit, except that the Eligible Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for Eligible Directors.
(d)
Minimum Vesting Requirements. Except for any accelerated vesting permitted under Section 13 or upon the death, Disability or retirement of a Participant, and subject to such additional vesting requirements or conditions as the Committee may establish with respect to an Award, each Award shall be subject to a minimum vesting period of one year from the date of grant. Notwithstanding the preceding sentence, the minimum vesting requirements shall not apply to Awards involving an aggregate number of shares not in excess of 5% of the Share Reserve
(e)
Adjustment in Capitalization. The number and kind of shares of Stock available for issuance under the Plan and the number, class, exercise price, Performance Goals or other terms of any outstanding Award shall be adjusted by the Board to reflect any extraordinary dividend or distribution, stock dividend, stock split or share combination or any reorganization, recapitalization, business combination, merger, consolidation, spin-off, exchange of shares, liquidation or dissolution of the Company or other similar transaction or event affecting the Stock (any such transaction or event, an “Adjustment Event”) in such manner as it determines in its sole discretion.
(f)
Prohibition Against Repricing. Except to the extent (i) approved in advance by holders of a majority of the shares of the Company entitled to vote generally in the election of directors or (ii) as a result of any Adjustment Event, the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the exercise price of any outstanding Option or base price of any outstanding Stock Appreciation Right or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or Stock Appreciation Rights previously granted.
Section 5.
PERFORMANCE AWARDS
(a)
Generally. The Committee shall have the authority to determine the Participants who shall receive Performance Awards, the number and type of Performance Awards and the number of shares of Stock and/or value of Performance Units or other cash-based Performance Award each Participant receives for each or any Performance Cycle, and the Performance Goals applicable in respect of such Performance Awards. Any adjustments to such Performance Goals shall be approved by the Committee. The Committee shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from each other), and there may be more than one Performance Cycle in existence at any one time. Performance Awards shall be evidenced by an Award Agreement that shall specify the kind of Award, the number of shares of Stock and/or value of Awards awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. No shares of Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares, Performance Units or other Performance Awards.
(b)
Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either before, at or after the grant date. In addition to the achievement of the specified Performance Goals, the Committee may, at the grant date, condition payment of Performance Awards on such conditions as the Committee shall specify. The Committee may also require the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.
(c)
Adjustment of Performance Goals. The Committee may adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in the Company paying non-deductible compensation to a Participant).
(d)
Discretion. Notwithstanding any other provision in the Plan to the contrary, but subject to the maximum number of shares available for issuance under Section 4(a) of the Plan, the Committee shall have the right, in its discretion, to grant a bonus in cash, in shares of Stock or in any combination thereof, to any Participant, based on individual performance or any other criteria that the Committee deems appropriate.
(e)
Payment of Awards. Payment or delivery of Stock with respect to earned Performance Awards shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary, as soon as practicable after the completion of the Performance Cycle and the Committee’s determination of performance, provided that payment or delivery of Stock with respect to earned Performance Awards shall not be distributed to a Participant until any other conditions on payment of such Awards established by the Committee have been satisfied. The Committee shall determine whether earned Performance Awards are distributed in the form of cash, shares of Stock or in a combination thereof. The Committee shall have the right to impose whatever conditions it deems appropriate with respect to the award or delivery of shares of Stock, including conditioning the vesting of such shares on the performance of additional service.
Section 6.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
(a)
Grant. Restricted Stock and Restricted Stock Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Restricted Stock or Restricted Stock Units under the Plan will be the date on which such Restricted Stock or Restricted Stock Units are awarded by the Committee, or on such other date as the Committee shall determine. Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement that shall specify (i) the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, (ii) the Restriction Period(s) and (iii) such other terms and conditions, including rights to dividends or Dividend Equivalents, not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Grants of Restricted Stock shall be evidenced by issuance of certificates representing the shares registered in the name of the Participant or a bookkeeping entry in the Company’s records (or by such other reasonable method as the Company shall determine from time to time). No shares of Stock will be issued at the time an Award of Restricted Stock Units is made and the Company shall not be required to set aside a fund for the payment of any such Awards.
(b)
Vesting. Restricted Stock and Restricted Stock Units granted to Participants under the Plan shall be subject to a Restriction Period. Except as otherwise determined by the Committee at or after grant, and subject to the Participant’s continued employment with the Company on such date, the Restriction Period shall lapse in accordance with the schedule provided in the Participant’s Award Agreement. In its discretion, the Committee may also establish performance-based vesting conditions with respect to Awards of Restricted Stock and Restricted Stock Units (in lieu of, or in addition to, time-based vesting) based on one or more of the Performance Goals.
(c)
Settlement of Restricted Stock and Restricted Stock Units. At the expiration of the Restriction Period for any Restricted Stock Awards, the Company shall remove the restrictions applicable to share certificates or the bookkeeping entry evidencing the Restricted Stock Awards, and shall, upon request, deliver the stock certificates evidencing such Restricted Stock Awards to the Participant or the Participant’s legal representative (or otherwise evidence the issuance of such shares free of any restrictions imposed under the Plan). At the expiration of the Restriction Period for any Restricted Stock Units, for each such Restricted Stock Unit, the Participant shall receive, in the Committee’s discretion, (i) a cash payment equal to the Fair Market Value of one share of Stock as of such payment date, (ii) one share of Stock or (iii) any combination of cash and shares of Stock.
(d)
Restrictions on Transfer. Except as provided herein or in an Award Agreement, shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged, hedged or otherwise encumbered during the Restriction Period. Any such attempt by the Participant to sell, assign, transfer, pledge, hedge or encumber shares of Restricted Stock and Restricted Stock Units without complying with the provisions of the Plan shall be void and of no effect.
Section 7.
STOCK OPTIONS
(a)
Grant. The Committee may, in its discretion, grant Options to purchase shares of Stock to such eligible persons as may be selected by the Committee. Each Option, or portion thereof, that is not an Incentive Stock Option shall be a Non-Statutory Stock Option. An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any parent or subsidiary (as defined in Section 424 of the Code). Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. The aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or such higher limit as may be permitted under Section 422 of the Code. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company or any parent or subsidiary as defined in Section 424 of the Code) exceeds $100,000 or such higher limit established by the Code, such Options shall constitute Non-Statutory Stock Options. Each Option shall be evidenced by an Award Agreement that shall specify the number of shares of Stock subject to such Option, the exercise price associated with the Option, the time and conditions of exercise of the Option and all other terms and conditions of the Option.
(b)
Number of Shares and Purchase Price. The number of shares of Stock subject to an Option and the purchase price per share of Stock purchasable upon exercise of the Option shall be determined by the Committee; provided, however, that the purchase price per share of Stock purchasable upon exercise of an Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such Option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such Option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a “Ten Percent Holder”), the purchase price per share of Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.
(c)
Exercise Period and Exercisability. The period during which an Option may be exercised shall be determined by the Committee; provided, however, that no Option shall be exercised later than ten years after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such Option shall not be exercised later than five years after its date of grant. The Committee shall determine whether an Option shall become exercisable in cumulative or non- cumulative installments and in part or in full at any time. The Committee may require that an exercisable Option, or portion thereof, be exercised only with respect to whole shares of Stock.
(d)
Method of Exercise. An Option may be exercised (i) by giving written notice to the Company specifying the number of shares of Stock to be purchased and by accompanying such notice with a payment therefor in full (or by arranging for such payment to the Company’s satisfaction) and (ii) by executing such documents as the Company may reasonably request. If the Company’s Stock is not listed on an established stock exchange or national market system at the time an Option is exercised, then the option holder shall pay the exercise price of such Option in cash. If the Company’s Stock is listed on an established stock exchange or national market system at the time an option is exercised, then the option holder may pay the exercise price of such Option either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, provided that the Committee determines that such withholding of shares does not cause the Company to recognize an increased compensation expense under applicable accounting principles, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B), (C) and (D), in each case to the extent set forth in the Award Agreement relating to the Option. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B) through (E). Any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Stock shall be delivered until the full purchase price therefor and any withholding taxes (as determined, pursuant to Section 15(a)), have been paid (or arrangement made for such payment to the Company’s satisfaction).
Section 8.
STOCK APPRECIATION RIGHTS
(a)
Grant. Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted in tandem with Options which, unless otherwise determined by the Committee at or after the grant date, shall have substantially similar terms and conditions to such Options to the extent applicable, or may be granted on a freestanding basis, not related to any Option (“Freestanding SARs”). The grant date of any Stock Appreciation Right under the Plan will be the date on which the Stock Appreciation Right is awarded by the Committee or such other future date as the Committee shall determine in its sole discretion. No Stock Appreciation Right shall be exercisable on or after the tenth anniversary of its grant date. Stock Appreciation Rights shall be evidenced by an Award Agreement, whether as part of the Award Agreement governing the terms of the Options, if any, to which such Stock Appreciation Right relates or pursuant to a separate Award Agreement with respect to Freestanding SARs, in each case containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters.
(b)
Exercise Period and Exercisability. The period during which a Stock Appreciation Right may be exercised shall be determined by the Committee; provided, however, that no Stock Appreciation Right shall be exercised later than ten years after its date of grant. The Committee shall determine whether a Stock Appreciation Right shall become exercisable in cumulative or non- cumulative installments and in part or in full at any time. Stock Appreciation Rights granted in tandem with an Option shall become exercisable on the same date or dates as the Options with which such Stock Appreciation Rights are associated become exercisable. Stock Appreciation Rights that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of shares of Stock and may be exercised only with respect to the shares of Stock for which the related Option is then exercisable.
(c)
Settlement. Subject to Section 13, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment in the form, determined by the Committee, of cash or shares of Stock having a Fair Market Value equal to such cash amount, or a combination of shares of Stock and cash having an aggregate value equal to such amount, determined by multiplying:
(i)
any increase in the Fair Market Value of one share of Stock on the exercise date over the price fixed by the Committee on the grant date of such Stock Appreciation Right, which may not be less than the Fair Market Value of a share of Stock on the grant date of such Stock Appreciation Right, by
(ii)
the number of shares of Stock with respect to which the Stock Appreciation Right is exercised;

provided, however, that on the grant date, the Committee may establish, in its sole discretion, a maximum amount per share which will be payable upon exercise of a Stock Appreciation Right.

Section 9.
DEFERRED SHARE UNITS
(a)
Grant. Freestanding Deferred Share Units may be granted to Participants at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. The grant date of any freestanding Deferred Share Unit under the Plan will be the date on which such freestanding Deferred Share Unit is awarded by the Committee or on such other future date as the Committee shall determine in its sole discretion. In addition, on fixed dates established by the Committee and subject to such terms and conditions as the Committee shall determine, the Committee may permit a Participant to elect to defer receipt of all or a portion of his annual compensation and/or annual incentive bonus (“Deferred Annual Amount”) payable by the Company or a Subsidiary and any other Award (“Deferred Award”) and receive in lieu thereof an Award of elective Deferred Share Units (“Elective Deferred Share Units”) equal to, in the case of a Deferred Annual Amount, the greatest whole number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one share of Stock on the date of payment of such compensation and/or annual bonus or, in the case of a Deferred Award under the Plan, the number of shares of Stock subject to the Deferred Award. Each Award of Deferred Share Units shall be evidenced by an Award Agreement that shall specify (x) the number of shares of Stock to which the Deferred Share Units pertain, (y) the time and form of payment of the Deferred Share Units and (z) such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters and such provisions as may be required pursuant to Section 409A of the Code. Upon the grant of Deferred Share Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Deferred Share Units awarded to the Participant. No shares of Stock will be issued to the Participant at the time an award of Deferred Share Units is granted. Deferred Share Units may become payable on a Change in Control, Termination of Service or on a specified date or dates set forth in the Award Agreement evidencing such Deferred Share Units.
(b)
Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a Participant receiving an Award of Deferred Share Units. Unless otherwise provided by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Share Units on the record date established for the related dividend or distribution in an amount equal to the greatest whole number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one share of Stock on such date, and such additional Deferred Share Unit shall be subject to the same terms and conditions as are applicable in respect of the Deferred Share Unit with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in shares of Stock or other securities, such shares and other securities shall be subject to the same vesting, performance and other restrictions as apply to the Deferred Share Unit with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Share Units awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the shares of Stock attributable to such Deferred Share Units have been issued to such Participant or his beneficiary.
(c)
Vesting. Unless the Committee provides otherwise at or after the grant date, the portion of each Award of Deferred Share Units that consists of freestanding Deferred Share Units, together with any Dividend Equivalents credited with respect thereto, will be subject to a Restriction Period. Except as otherwise determined by the Committee at the time of grant, and subject to the Participant’s continued Service with his or her Employer on such date, the Restriction Period with respect to Deferred Share Units shall lapse as provided in the Participant’s Award Agreement. In its discretion, the Committee may establish performance-based vesting conditions with respect to Awards of Deferred Share Units (in lieu of, or in addition to, time-based vesting) based on one more of the Performance Goals. The portion of each Award of Deferred Share Units that consists of Elective Deferred Share Units, together with any Dividend Equivalents credited with respect thereto, need not be subject to any Restriction Period and may be non-forfeitable.
(d)
Further Deferral Elections. A Participant may elect to further defer receipt of shares of Stock issuable in respect of Deferred Share Units or other Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months before the prior settlement date of such Deferred Share Units (or any such installment thereof) whether pursuant to this Section 9 or Section 13 and must defer settlement for at least five years. A further deferral opportunity is not required to be made available to all Participants, and different terms and conditions may apply with respect to the further deferral opportunities made available to different Participants.
(e)
Settlement. Subject to this Section 9 and Section 13, upon the date specified in the Award Agreement evidencing the Deferred Share Units for each such Deferred Share Unit the Participant shall receive, in the Committee’s discretion, (i) a cash payment equal to the Fair Market Value of one share of Stock as of such payment date, (ii) one share of Stock or (iii) any combination of cash and shares of Stock.
Section 10.
OTHER STOCK-BASED AWARDS

Generally. The Committee is authorized to make Awards of other types of equity-based or equity-related awards (“Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Committee shall determine. All Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company or any Subsidiary or in satisfaction of any obligation of the Company or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual share of Stock, or payment in cash or otherwise of amounts based on the value of share of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. The terms of any other Stock-Based Award need not be uniform in application to all (or any class of) Participants, and each other Stock-Based award granted to any Participant (whether or not at the same time) may have different terms.

Section 11.
DIVIDEND EQUIVALENTS

Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Committee. Dividend Equivalents may be granted in tandem with other Awards other than Options or SARs, in addition to other Awards, or freestanding and unrelated to other Awards. The grant date of any Dividend Equivalents under the Plan will be the date on which the Dividend Equivalent is awarded by the Committee, or such other date as the Committee shall determine in its sole discretion. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Notwithstanding anything herein to the contrary, in no event will dividends or Dividend Equivalents be paid to a Participant with respect to an Award unless and until the date such Award becomes vested.

Section 12.
TERMINATION OF EMPLOYMENT OR SERVICE.
(a)
Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an Award upon a termination of employment with or service to the Company of the Participant, whether due to disability, death or under any other circumstances, shall be determined by the Committee.

(b)
Termination in Connection with a Change in Control. Notwithstanding anything to the contrary in this Section 12, Section 13 shall determine the treatment of Awards upon a Change in Control.
Section 13.
CHANGE IN CONTROL
(a)
Change in Control. Unless otherwise determined by the Committee, as otherwise provided in an Award Agreement, or as provided in Section 13(b) or 13(d), in the event of a Change in Control,
(i)
no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any such outstanding Awards, provided that such outstanding Awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Award, an “Alternative Award”) by the New Employer, provided that any Alternative Award must:
(A)
be based on shares of Stock that are traded on an established U.S. securities market or such other equity securities as are received by the holders of Stock in the Change in Control transaction;
(B)
provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment; provided, however, that Performance Awards may be exchanged for time-based Alternative Awards, with performance deemed satisfied at a level determined by the Committee as of the Change in Control;
(C)
have substantially equivalent economic value to such Award (determined at the time of the Change in Control), it being understood that the economic value of any Option or SAR need not reflect any value other than the spread value of the Award at such time;
(D)
not cause the Award to become subject to any additional taxes, interest or penalties imposed by Section 409A of the Code; and
(E)
have terms and conditions which provide that in the event that the Participant’s employment is terminated without Cause or the Participant resigns for Good Reason within 24 months after the occurrence of a Change in Control:
(I)
all outstanding Awards other than Performance Awards held by a terminated Participant shall become vested and exercisable and the Restriction Period on all such outstanding Service Awards shall lapse; and
(II)
each outstanding Performance Award held by a terminated Participant with a Performance Cycle in progress at the time of both the Change in Control and the Termination of Service, shall be deemed to be earned and become vested and/or paid out in an amount equal to the product of (x) such Participant’s target award opportunity with respect to such Award for the Performance Cycle in question and (y) the greater of the percentage of Performance Goals (which Performance Goals shall be prorated, if necessary or appropriate, to reflect the portion of the Performance Cycle that has been completed) achieved as of the date of the Change in Control and as of the last day of the fiscal quarter ended on or immediately prior to the date of Termination of Service. The portion of any Performance Award that does not vest in accordance with the preceding sentence shall immediately be forfeited and canceled without any payment therefor.
(III)
Payments. To the extent permitted under Section 15(n), all amounts payable hereunder shall be payable in full, as soon as reasonably practicable, but in no event later than 10 business days, following termination.
(ii)
subject to Section 13(b), if no Alternative Awards are available or in the event of a Change in Control in which all of the Stock is exchanged for or converted into cash or the right to receive cash, then immediately prior to the consummation of the transaction constituting the Change in Control, (A) all unvested Awards (other than Performance Awards) shall vest and the Restriction Period on all such outstanding Awards shall lapse; (B) each outstanding Performance Award with a Performance Cycle in progress at the time of the Change in Control shall be deemed to be earned and become vested and/or paid out in an amount equal to the product of (x) such Participant’s target award opportunity with respect to such Award for the Performance Cycle in question and (y) the percentage of Performance Goals achieved as of the date of the Change in Control (which Performance Goals shall be pro-rated or adjusted, if necessary or appropriate, to reflect the portion of the Performance Cycle that has been completed), and all other Performance Awards shall lapse and be canceled and forfeited upon consummation of the Change in Control; and (C)

shares of Stock underlying all Restricted Stock, Restricted Stock Units, Performance Awards, Deferred Share Units and other Stock-Based Awards that are vested or for which the Restriction Period has lapsed (as provided in this Section 13(a) or otherwise) shall be issued or released to the Participant holding such Award.
(iii)
subject to Section 13(b), in the event of a Change in Control pursuant to which shares of Stock are exchanged for a combination of (i) the securities of another corporation or other entity and (ii) cash or property other than the securities of another corporation or other entity, then the Committee, as constituted prior to the Change in Control, may determine in its sole discretion that some or all of the Awards shall be assumed or substituted in accordance with Section 13(a)(i), and any remaining portion of the Award shall be surrendered and cancelled in exchange for a cash payment in accordance with Section 13(a)(ii).
(b)
Section 409A. Notwithstanding anything in Section 13(a), if with respect to any Specified Award an Alternative Award would be deemed a non-compliant material modification (as defined in Section 409A of the Code) of such Award or would otherwise violate Section 409A, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 13(a)(ii) or as otherwise provided in the Award Agreement.
(c)
Termination Without Cause Prior to a Change in Control. Unless otherwise determined by the Committee at or after the time of grant, any Participant whose employment or service is terminated without Cause within 3 months prior to the occurrence of a Change in Control shall be treated, solely for the purposes of this Plan (including, without limitation, this Section 13) as continuing in the Company’s employment or service until the occurrence of such Change in Control, and to have been terminated immediately thereafter.
(d)
Committee Discretion. Notwithstanding anything in this Section 13 to the contrary, except as otherwise provided in an Award Agreement, if the Committee as constituted immediately prior to the Change in Control determines in its sole discretion, then all Awards shall be canceled in exchange for a cash payment equal to (x)(A) in the case of Option and SAR Awards that are vested (as provided in Section 13(a) or otherwise), the excess, if any, of the Change in Control Price over the exercise price for such Option or SAR and (B) in the case of all other Awards that are vested or for which the Restriction Period has lapsed (as provided in Section 13(a) or otherwise), the Change in Control Price, multiplied by (y) the aggregate number of shares of Stock covered by such Award, provided, however, that no Specified Award shall be cancelled in exchange for a cash payment unless such payment may be made without the imposition of any additional taxes or interest under Section 409A of the Code. For the avoidance of doubt, the prior sentence authorizes the Committee to provide for the cancellation for no consideration of any Option or SAR Award that has an exercise price that is equal to or higher than the Change in Control Price. The Committee may, in its sole discretion, accelerate the exercisability or vesting or lapse of any Restriction Period with respect to all or any portion of any outstanding Award immediately prior to the consummation of the transaction constituting the Change in Control, provided, however, that no such acceleration or vesting or lapse may be exercised with respect to any Specified Award to the extent that such exercise would result in the imposition of any additional tax, interest or penalty under Section 409A of the Code.
Section 14.
EFFECTIVE DATE, AMENDMENT, MODIFICATION,
AND TERMINATION OF THE PLAN

The Plan shall be effective on the Adoption Date, subject to the occurrence of the Effective Date, and shall continue in effect, unless sooner terminated pursuant to this Section 14, until the tenth anniversary of the Effective Date. The Board or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time, subject to obtaining any regulatory approval, including that of a stock exchange on which the Stock is then listed, if applicable, may amend or modify the Plan; provided that without the approval by a majority of the votes cast at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) materially increase the benefits accruing to Participants under the Plan, (ii) except as otherwise expressly provided in Section 4(e), increase the number of shares of Stock subject to the Plan, (iii) modify the class of persons eligible for participation in the Plan, (iv) allow Options or Stock Appreciation Rights to be issued with an exercise price or reference price below Fair Market Value on the date of grant (v) extend the term of any Award granted under the Plan beyond its original expiry date or (vi) materially modify the Plan in any other way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including, without limitation, the rules of any exchange on which the Stock is then listed. Notwithstanding any provisions of the Plan to the contrary, neither the Board nor the Committee may, without the consent of the affected Participant, amend, modify or terminate the Plan in any manner that would adversely affect any Award theretofore granted under the Plan or result in the imposition of an additional tax, interest or penalty under Section 409A of the Code.

Section 15.
GENERAL PROVISIONS
(a)
Withholding. The Employer shall have the right to deduct from all amounts paid to a Participant in cash (whether under this Plan or otherwise) any amount of taxes required by law to be withheld in respect of Awards under this Plan as may be necessary in the opinion of the Employer to satisfy tax withholding required under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, capital gains taxes, transfer taxes, and social security contributions that are required by law to be withheld. In the case of payments of Awards in the form of Stock, at the Committee’s discretion, the Participant shall be required to either pay to the Employer the amount of any taxes required to be withheld with respect to such Stock or, in lieu thereof, the Employer shall have the right to retain (or the Participant may be offered the opportunity to elect to tender) the number of shares of Stock whose Fair Market Value equals such amount required to be withheld, provided, however, that in the event that the Company withholds shares of Stock issued or issuable to the Participant to satisfy the withholding taxes, the Company shall withhold a number of whole shares of Stock having a Fair Market Value, determined as of the date of withholding, not in excess of such amount as may be necessary to avoid liability award accounting; and provided, further, that with respect to any Specified Award, in no event shall shares of Stock or other amounts receivable under a Specified Award be withheld pursuant to this Section 15(a) (other than upon or immediately prior to settlement in accordance with the Plan and the applicable Award Agreement) other than to pay taxes imposed under the U.S. Federal Insurance Contributions Act (FICA) and any associated U.S. federal withholding tax imposed under Section 3401 of the Code and in no event shall the value of such shares of Stock or other amounts receivable under a Specified Award (other than upon or immediately prior to settlement) exceed the amount of the tax imposed under FICA and any associated U.S. federal withholding tax imposed under Section 3401 of the Code. The Participant shall be responsible for all withholding taxes and other tax consequences of any Award granted under this Plan.
(b)
Nontransferability of Awards. Except as provided herein or in an Award Agreement, no Award may be sold, assigned, transferred, pledged, hedged or otherwise encumbered except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (“Permitted Transferees”). A Participant may not enter into any transaction which hedges or otherwise transfers the risk of price movements with regard to the Stock subject to any unvested or unearned Award. No amendment to the Plan or to any Award shall permit transfers other than in accordance with the preceding sentence. Any attempt by a Participant to sell, assign, transfer, pledge, hedge or encumber an Award without complying with the provisions of the Plan shall be void and of no effect. Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.
(c)
No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its Employees, in cash or property, in a manner which is not expressly authorized under the Plan.
(d)
No Right to Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Employer. The grant of an Award hereunder, and any future grant of Awards under the Plan is entirely voluntary, and at the complete discretion of the Company. Neither the grant of an Award nor any future grant of Awards by the Company shall be deemed to create any obligation to grant any further Awards, whether or not such a reservation is explicitly stated at the time of such a grant. The Plan shall not be deemed to constitute, and shall not be construed by the Participant to constitute, part of the terms and conditions of employment and participation in the Plan shall not be deemed to constitute, and shall not be deemed by the Participant to constitute, an employment or labor relationship of any kind with the Company. The Employer expressly reserves the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein and in any agreement entered into with respect to an Award. The Company expressly reserves the right to require, as a condition of participation in the Plan, that Award recipients agree and acknowledge the above in writing. Further, the Company expressly reserves the right to require Award recipients, as a condition of participation, to consent in writing to the collection, transfer from the Employer to the Company and third parties, storage and use of personal data for purposes of administering the Plan.
(e)
No Rights as Shareholder. Subject to the provisions of the applicable Award contained in the Plan and in the Award Agreement, no Participant, Permitted Transferee or Designated Beneficiary shall have any rights as a shareholder with inspect to any shares of Stock to be distributed under the Plan until he or she has become the holder thereof.
(f)
Forfeiture, Cancellation or “Clawback” of Awards under Applicable Laws, Regulations or Company Policy. The Company may cancel or reduce, or require a Participant to forfeit and disgorge to the Company or reimburse the Company for, any Awards granted or vested and any gains earned or accrued, due to the exercise, vesting or settlement of Awards or sale of any Stock issued pursuant to an Award under the Plan, to the extent permitted or required by, or pursuant to any Company policy implemented as required by, applicable law, regulation or stock exchange rule in effect on or after the Effective Date. Awards granted under the Plan (and gains earned or accrued in connection with Awards or the sale of any Stock issued pursuant to Awards under the Plan) shall also be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Committee from time to time and communicated to Participants. Any such policies may (in the discretion of the Committee) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only.
(g)
Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware (without reference to the principles of conflicts of law or choice of law that might otherwise refer the construction or interpretation of this Plan to the substantive laws of another jurisdiction).
(h)
Rules of Construction. Whenever the context so requires, the use of the masculine gender shall be deemed to include the feminine and vice versa, and the use of the singular shall be deemed to include the plural and vice versa. That this plan was drafted by the Company shall not be taken into account in interpreting or construing any provision of this Plan.
(i)
Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal, state, and foreign country laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Stock is listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Stock under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Stock or other required action under any federal, state or foreign country law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Stock in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Stock issuable thereunder) that shall lapse because of such postponement.
(j)
Deferrals. Subject to the requirements of Section 409A of the Code, the Committee may postpone the exercising of Awards, the issuance or delivery of Stock under, or the payment of cash in respect of, any Award or any action permitted under the Plan, upon such terms and conditions as the Committee may establish from time to time. Subject to the requirements of Section 409A of the Code, a Participant may electively defer receipt of the shares of Stock or cash otherwise payable in respect of any Award (including, without limitation, any shares of Stock issuable upon the exercise of an Option other than an Incentive Stock Option) upon such terms and conditions as the Committee may establish from time to time.
(k)
Limitation on Liability; Indemnification. No member of the Board or Committee, and none of the chief executive officer or any other delegate or agent of the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and each person who is or shall have been a member of the Board or Committee, the chief executive officer and each delegate or agent of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved in by reason of any action taken or failure to act under the Plan to the full extent permitted by law, except as otherwise provided in the Company’s Certificate of Incorporation and/or Bylaws, and under any directors’ and officers’ liability insurance that may be in effect from time to time. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.
(l)
Amendment of Award. In the event that the Committee shall determine that such action would, taking into account such factors as it deems relevant, be beneficial to the Company, the Committee may affirmatively act to amend, modify or terminate any outstanding Award at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, change the date or dates as of which (A) an Option or Stock Appreciation Right becomes exercisable, (B) a Performance Share or Performance Unit is deemed earned, or (C) Restricted Stock, Restricted Stock Units, Deferred Share Units and other Stock-Based Awards becomes nonforfeitable, except that no outstanding Option may be amended or otherwise modified or exchanged (other than in connection with a transaction described in Section 4(e)) in a manner that would have the effect of reducing its original exercise price or otherwise constitute repricing. Any such action by the Committee shall be subject to the Participant’s consent if the Committee determines that such action would adversely affect the Participant’s rights under such Award, whether in whole or in part. Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, accelerate the exercisability or vesting or lapse of any Restriction Period with respect to all or any portion of any outstanding Award at any time. Notwithstanding any provisions of the Plan to the contrary, the Committee may not, without the consent of the affected Participant, amend, modify or terminate an outstanding Award or exercise any discretion in any manner that would result in the imposition of an additional tax, interest or penalty under Section 409A of the Code.
(m)
409A Compliance. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A of the Code. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Section 409A of the Code. In the case of any Specified Award that may be treated as payable in the form of “a series of installment payments,” as defined in Treasury Regulation Section 1.409A-2(b)(2)(iii), a Participant’s or Designated Beneficiary’s right to receive such payments shall be treated as a right to receive a series of separate payments for purposes of such Treasury Regulation. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company’s directors, officers or employees shall have any liability to any person in the event Section 409A of the Code applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, the Board or the Committee may unilaterally amend, modify or terminate the Plan or any outstanding Award, including but not limited to changing the form of Award or the exercise price of any Option or SAR, if the Board or Committee determines, in its sole discretion, that such amendment, modification or termination is necessary or advisable to comply with applicable U.S. law, as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A of the Code.
(n)
Certain Provisions Applicable to Specified Employees. Notwithstanding the terms of this Plan or any Award Agreement to the contrary, if at the time of Participant’s Termination of Service he or she is a “specified employee” within the meaning of Section 409A of the Code, any payment of any “nonqualified deferred compensation” amounts (within the meaning of Section 409A of the Code and after taking into account all exclusions applicable to such payments under Section 409A of the Code) required to be made to the Participant upon or as a result of the Termination of Service (as defined in Section 409A) shall be delayed until after the six-month anniversary of the Termination of Service to the extent necessary to comply with and avoid the imposition of taxes, interest and penalties under Section 409A of the Code. Any such payments to which he or she would otherwise be entitled during the first six months following his or her Termination of Service will be accumulated and paid without interest on the first payroll date after the six-month anniversary of the Termination of Service (unless another Section 409A-compliant payment date applies) or within thirty days thereafter. These provisions will only apply if and to the extent required to avoid the imposition of taxes, interest and penalties under Section 409A of the Code.
(o)
No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.
(p)
No Constraint on Corporate Action. Nothing in this Plan shall be construed (a) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (b) to limit the right or power of the Company, or any Subsidiary, to take any action which such entity deems to be necessary or appropriate.
(q)
Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V45427-P07800 GOGO INC. Annual Meeting of Stockholders June 4, 2024 9:00 AM, MDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Crystal L. Gordon and Jessica Betjemann, or either of them, as proxies, each, with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GOGO INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 AM, MDT on June 4, 2024, at www.virtualshareholdermeeting.com/GOGO2024, and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Notice, Proxy Statement and Annual Report, and revoke(s) any proxy or proxies heretofore given to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such directions are made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting. Continued and to be signed on reverse side

SCAN TO VIEW SCAN TO VIEW MATERIALS & VOTE GOGO INC. 105 EDGEVIEW DRIVESUITE 300BROOMFIELD, CO 80021 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/GOGO2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. V45426-P07800 GOGO INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark "For All Except" and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: !!! 1.Election of two Class II directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. Nominees: 01)Michele Coleman Mayes 02)Harris N. Williams The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.ForAgainstAbstain 2.Non-binding advisory vote approving 2023 executive compensation. !!! 3.Approval of the 2024 Employee Stock Purchase Plan. !!! 4.Approval of the 2024 Omnibus Equity Incentive Plan. !!! 5.Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending!!! December 31, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.